UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2011

Date of reporting period:	September 1, 2010 — August 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PEMMX

Putnam Emerging Markets Equity Fund

Annual report
8|31|11

A world of investing.™

Putnam Investments

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Emerging Markets
Equity Fund

Annual report
8 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	21

Financial statements	22

Federal tax information	41

About the Trustees	42

Officers	44

Message from the Trustees

Dear Fellow Shareholder:

Markets around the world are grappling with heightened volatility. In the United States, persistently high unemployment and other weak economic data have fueled investors’ risk aversion, while in Europe the sovereign debt crisis shows little sign of abating. Certain bright spots do exist, but it is clear that volatility and uncertainty will remain with us for the near term.

We believe it is important to consult your financial advisor in times like these to consider whether your portfolio reflects an appropriate degree of diversification. In responding to this need, Putnam offers funds with strategies that seek to limit volatility and also employs an active, research-based investment approach that is designed to offer shareholders a potential advantage in this climate by looking for new growth opportunities and seeking to guard against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in developing economies

The world’s emerging markets — from Mexico and Brazil to Poland and Turkey — offer investors attractive opportunities. These markets can generate sustained economic growth in excess of most developed economies, and are home to stocks of world-class companies.

Putnam Emerging Markets Equity Fund pursues growth by investing mainly in stocks of companies that are located in or generate a majority of their revenues in a country included in the MSCI Emerging Markets Index.

During the 1990s, emerging markets were set back by several high-profile crises, caused in part by an over-reliance on capital from abroad and a lack of economic infrastructure to channel capital into productive purposes.

Following these crises, a number of the countries involved implemented structural reforms to stabilize investment and economic development potential.

Over the past decade, emerging markets have benefited from more locally generated economic growth. Infrastructure development, such as the construction of roads, port facilities, and urban centers, has provided many countries with greater production capacity. In addition, a higher level of domestic consumer spending has been a source of more sustainable growth.

The fund seeks to invest in companies benefiting from the rising wealth and infrastructure development in emerging markets. It targets stocks believed to be worth more than their current prices indicate. To identify these stocks, Putnam makes use of its extensive global research capabilities and more than 30 years of experience investing internationally.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound.

Stock selection relies on fundamental research and a thorough process

In selecting holdings for the portfolio, the fund manager works autonomously while taking advantage of Putnam’s global research resources, because investing in emerging economies requires consistent insights from multiple information sources. The investment process has three key stages:

Stock analysis

With support from Putnam’s global industry analysts, the fund’s manager screens over 1,000 stocks from across emerging markets to find the most attractive 250 candidates for the fund. He then analyzes these stocks with fundamental tools to find those with the most attractive valuations relative to their growth potential.

Macroeconomic factors

The fund’s manager incorporates valuable top-down, macroeconomic insights about individual emerging markets from Putnam’s global asset allocation group, emerging markets debt team, and currency investment unit.

Portfolio construction

Putnam’s proprietary risk management tools help in building a balanced portfolio of approximately 80 stocks, ensuring that the portfolio has exposure to diverse sources of return to mitigate risk.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

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Interview with your fund’s portfolio manager

Daniel J. Graña, CFA

What drove Putnam Emerging Markets Equity Fund’s results for the annual period?

The fund underperformed its benchmark and Lipper peer group average during the period primarily because we believed inflation in China would peak by mid-2011. Markets were more concerned than we believed was warranted regarding China’s overheating growth and the potential for sustained high inflation, and a variety of our positions suffered as a result.

Did concerns over China’s inflation dominate the emerging-market investment landscape during the period?

At the beginning of 2011, markets were concerned that inflation pressures in emerging markets, particularly China, might become elevated and progressively worse throughout the year. In our analysis, we believed that was incorrect, and we expected inflation would peak by the middle of the year. While our timing was off, I believe China’s inflation is very near its peak, which would prove supportive for emerging markets around the world, as many regions are tied to China’s economic fortunes.

Recently, the major concern has shifted from inflation to the prospect of a hard landing in China. Specifically, the worry is that central bank policy intended to slow inflation will prove too robust, causing the economy to slow excessively. Contrary to this concern, we believe a soft landing is the most probable outcome for China, particularly as we see central banks on the verge of loosening policy to support growth. Indeed, Brazil recently lowered rates amid speculation that it would in fact raise them. In our opinion, this move should be supportive of growth in Brazil, and I would expect China, and later India, to follow Brazil’s lead.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/11. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 15.

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Other weights on emerging markets during the period included data on U.S. growth and the continuing debt crisis in Europe, neither of which we expected to be as disappointing or intractable as they proved to be. Nevertheless, from an emerging-market equity perspective, our degree of comfort and confidence is high, and ultimately we believe markets will reward our views. As we look at it, some of our best investment ideas have become more compelling as the market has retracted. Chinese banks, for example, are trading at valuations that are lower than they were during the worst of the financial crisis. The only way to feel these valuations are appropriate is to believe that the hard landing in China is the most likely outcome.

Generally speaking, the market consensus appears to expect a hard landing in China, a double-dip recession in the United States, and a prolonged recession in Europe. We do not agree with these views and, consequently, have added to a number of our positions in the financials sector, which we believe holds many attractively priced investment opportunities.

How did other emerging markets, such as Russia and Brazil, fare during the period?

They did not perform as well as we expected, largely because of their connection to China. We have a positive outlook for these countries, however, based on our assessment of their internal economic dynamics and because of our positive outlook for China. Brazil, for example, has underperformed other emerging markets for about 18 months, a situation we expect to turn around in the coming year due to the health of key domestic industries in Brazil. Brazilian home-builders are a case in point. These companies continue to beat expectations quarter after quarter, but the market has been unkind to their stock prices because of misplaced

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Weightings will vary over time.

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concerns that the Brazilian central bank would continue to raise interest rates. In addition, the market has overlooked the fact that there is a massive undersupply of new homes in Brazil and that a large number of potential homebuyers may soon enter the market. Access to credit is not an issue for many Brazilians, moreover, and mortgage rates are not tied to rates set by the central bank. We believe this positive structural story will continue to play out in Brazil’s favor.

Investing in Russia is an indirect play on China, and, therefore, it too suffered due to China-related concerns. In support of the investment case in Russia, however, is the fact that virtually every metal and mineral is in Russian ground, whereas commodity-hungry China is bereft of most materials other than coal and rare earth metals. This makes Russia a key exporter of commodities that China needs. Furthermore, structural issues in the energy markets are having an impact on Russia’s commodity-focused economic engine. Following the earthquake/tsunami-triggered nuclear disaster in Japan earlier this year, for example, countries are reevaluating their alternative energy plans and assessing whether they need to rely in the near term on the “safer” energy technologies, such as gas-fired thermal plants. Consequently, many signs point to a constructive view on investment opportunities in Russia, the world’s largest natural gas exporter and one of the world’s largest oil and metals exporters.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 8/31/11. Short-term holdings are excluded. Holdings will vary over time.

7

Which stocks contributed positively to performance?

Kia Motors, which we discussed in the most recent semiannual report, was our top contributor to performance for the year. This South Korea-based automaker has gained market share in the United States and emerging markets, where the company is better positioned than various Japanese automakers. Overall, we think the company is in the sweet spot of the fuel-efficient car market, and the company benefited substantially as oil prices rose during the year. We believe the company is a structural winner in the United States as well as in the emerging markets, and we have maintained our overweight position in the stock relative to the benchmark.

Among financials, PT Bank Rakyat Indonesia was a top contributor to performance. This bank is an important lender to individuals and small businesses in rural areas in Indonesia and has taken strategic advantage of the country’s economic growth and stability. We had established a position in the stock at an attractive price point and later trimmed the fund’s position once the stock met our expectations. The stock went on to underperform during the period, at which point we increased our position, which helped the fund’s performance results.

Silvinit is a Russian potash producer that was acquired by a competitor and another fund holding, Uralkali, during the period, which led to strong results for our position in Silvinit stock. Potash is an important component in fertilizer and has enjoyed strong price appreciation given broad consolidation in the market and growing demand for agricultural products across the emerging markets — developments that we correctly foresaw. We sold our position in Silvinit to lock in profits before the close of the period.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

Data in the chart reflect a new calculation methodology put into effect within the past six months.

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Which stocks detracted from results during the period?

OGX, a Brazilian oil exploration and production company, has very interesting acreage in offshore Brazil and a very attractive portfolio of exploration blocks whose holdings of oil and gas are in the process of being evaluated. Also, we believed the company was a likely acquisition candidate during the period, as it needs money to develop its reserves, but the stock suffered as the evaluation of the company’s value by potential buyers proved lower than we expected. We continue to hold the position, however, as we believe continued high commodity prices will make OGX appear more attractive over time.

China WindPower also detracted from results. Fears of overcapacity in windpower generation and grid-connection issues more broadly caused the stock to underperform. We do not share the market’s concerns, though, as the company’s management has been very careful to plan its new capacity to avoid such problems. Additionally, concerns over access to and cost of debt financing for the company’s significant pipeline of projects have also been raised. However, the company has secured long-term funding from multinational organizations, such as the International Finance Corporation and the Asian Development Bank, which have backed the firm’s opportunities in windpower. We maintain our position in the stock.

Hon Hai, one of Apple’s major suppliers, also proved a drag on the fund’s results. We incorrectly assessed the margin pressures the company would face after they shifted their manufacturing base to inland China. Apple is not their only client, moreover, and as Apple has gained at the expense of its competitors, many of Hon Hai’s clients have been structural losers, which hurt Hon Hai’s results. As for Hon Hai’s relocation inland, the move may eventually benefit the company as it should help streamline its operational costs, and thus we continue to hold the position in the portfolio as we believe the worst is over for the stock.

What is your outlook for emerging markets and the fund?

The long-term story for emerging markets remains intact, and we believe emerging markets will continue to grow faster than developed markets. As market penetration for a variety of industries — everything from automobiles and cell phones to mortgages — is relatively low across emerging markets, there is a long runway for emerging markets to fulfill their potential as their populations gain in wealth and enjoy much improved access to credit.

Overall, emerging market companies have recently been faster growing and more profitable than their developed market peers, which makes us quite positive about long-term investment opportunities in this space. Also, given that balance sheets for emerging market consumers, corporations, banks, and governments are all healthier than their developed market counterparts, we believe emerging market companies present lower risks than many companies in developed markets. Importantly, too, emerging markets are no longer simply a platform for exports to the developed world. They contain their own domestic engines of growth. In other words, we believe that while recessions in the United States and debt problems in Europe are anything but helpful in the global macroeconomic arena, emerging markets today are far more resilient to macroeconomic pressures than they were 10 to 15 years ago.

Thank you, Daniel, for bringing us up to date.

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The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Daniel J. Graña has an M.B.A. from Kellogg School of Management at Northwestern University and two B.S. degrees from the Massachusetts Institute of Technology. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1993.

IN THE NEWS

With economic storm clouds darkening, the Organisation for Economic Co-operation and Development (OECD) recently slashed its growth forecasts for the United States and many other countries for the remainder of 2011. In its interim forecast, released in early September, the OECD estimates that the United States economy will grow 1.1% in the third quarter and 0.4% in the fourth, down from the 2.9% and 3% growth it had predicted in May. Meanwhile, the OECD predicts that Japan will expand 4.1% in the third quarter before stagnating in the fourth, and that the German economy will grow 2.6% in the third quarter and shrink 1.4% in the fourth. For the third and fourth quarters, the United Kingdom is predicted to grow 0.4% and 0.3%, respectively. The OECD also said that central banks around the world should be ready to ease monetary policy if economies weaken further.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)	(9/29/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	22.14%	15.12%	19.60%	16.60%	19.57%	19.57%	20.51%	16.32%	21.27%	23.13%
Annual average	7.08	4.94	6.32	5.40	6.31	6.31	6.59	5.31	6.82	7.38

1 year	4.65	–1.34	3.95	–0.93	3.96	2.98	4.22	0.59	4.48	5.01

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 8/31/11

		Lipper Emerging Markets Funds
	MSCI Emerging Markets Index (ND)	category average*

Life of fund	42.67%	40.04%
Annual average	12.93	12.04

1 year	9.07	8.07

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year and life-of-fund periods ended 8/31/11, there were 390 and 298 funds, respectively, in this Lipper category.

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Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $11,960 ($11,660 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $11,957, and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,632. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $12,127 and $12,313, respectively.

Fund price and distribution information For the 12-month period ended 8/31/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	—		—	—	—		—	—

Capital gains — Long-term	$0.139		$0.139	$0.139	$0.139		$0.139	$0.139

Capital gains — Short-term	0.658		0.658	0.658	0.658		0.658	0.658

Total	$0.797		$0.797	$0.797	0.797		$0.797	$0.797

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/10	$11.19	$11.87	$11.07	$11.05	$11.11	$11.51	$11.16	$11.23

8/31/11	11.00	11.67	10.80	10.78	10.87	11.26	10.95	11.08

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

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Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)	(9/29/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	–3.40%	–8.95%	–5.54%	–8.10%	–5.49%	–5.49%	–4.77%	–8.08%	–4.09%	–2.54%
Annual average	–1.15	–3.07	–1.88	–2.77	–1.86	–1.86	–1.61	–2.77	–1.38	–0.85

3 years	–3.30	–8.87	–5.45	–8.01	–5.40	–5.40	–4.68	–7.99	–3.99	–2.45
Annual average	–1.11	–3.05	–1.85	–2.74	–1.83	–1.83	–1.58	–2.74	–1.35	–0.82

1 year	–25.96	–30.20	–26.59	–30.03	–26.55	–27.24	–26.33	–28.91	–26.17	–25.75

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 8/31/10*†	1.77%	2.52%	2.52%	2.27%	2.02%	1.52%

Total annual operating expenses for the fiscal year
ended 8/31/10†	2.18%	2.93%	2.93%	2.68%	2.43%	1.93%

Annualized expense ratio for the six-month period
ended 8/31/11‡§	1.63%	2.38%	2.38%	2.13%	1.88%	1.38%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/11.

† Restated to reflect projected expenses under a management contract effective 1/1/10.

‡ For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

§ Includes a decrease of 0.06% in annualized performance fees for the six months ended 8/31/11.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2011, to August 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.78	$11.34	$11.34	$10.16	$8.97	$6.59

Ending value (after expenses)	$893.60	$890.30	$890.20	$891.70	$892.40	$895.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2011, use the following calculation method. To find the value of your investment on March 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$8.29	$12.08	$12.08	$10.82	$9.55	$7.02

Ending value (after expenses)	$1,016.99	$1,013.21	$1,013.21	$1,014.47	$1,015.73	$1,018.25

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI Emerging Markets Index (ND) is an unmanaged index of equity securities from emerging markets.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2011. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

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Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. In addition, your fund’s new management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. To ensure that the performance comparison was being made over a reasonable period of time, your fund did not begin accruing performance adjustments until January 2011, by which time there was a twelve month period under the new management contract based on which to determine performance adjustments. The Contract Committee observed that the complex-wide breakpoints of the open-end funds and your fund’s performance fee had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure and performance fee in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, both of the expense limitations applied during its fiscal year ending in 2010. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and

17

extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time. The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality

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of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the 3rd quartile of its Lipper Inc. peer group (Lipper Emerging Markets Funds) for the one-year period ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds). Over this one-year period, there were 393 funds in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor

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or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

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Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2011, Putnam employees had approximately $323,000,000 and the Trustees had approximately $70,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Emerging Markets Equity Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years ended August 31, 2011 and the period from September 29, 2008 (commencement of operations) to August 31, 2009. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Emerging Markets Equity Fund as of August 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 13, 2011

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The fund’s portfolio 8/31/11

COMMON STOCKS (97.7%)*	Shares	Value

Aerospace and defense (0.6%)
Embraer SA ADR (Brazil)	11,105	$282,848

		282,848
Airlines (0.6%)
Cebu Air, Inc. (Philippines)	156,940	302,817

		302,817
Auto components (1.3%)
Hyundai Mobis (South Korea)	1,902	604,730

		604,730
Automobiles (0.9%)
Kia Motors Corp. (South Korea)	6,145	409,517

		409,517
Beverages (1.3%)
Synergy Co. (Russia) †	18,106	633,710

		633,710
Capital markets (0.5%)
Yuanta Financial Holding Co., Ltd. (Taiwan) †	425,774	250,720

		250,720
Chemicals (2.5%)
Formosa Chemicals & Fibre Corp. (Taiwan)	86,000	262,327

OCI Co., Ltd. (South Korea)	1,118	328,296

Uralkali (Russia) †	58,722	588,289

		1,178,912
Commercial banks (23.5%)
Agricultural Bank of China, Ltd. (China)	1,098,000	529,837

Banco Bradesco SA ADR (Brazil)	84,278	1,504,362

China Construction Bank Corp. (China)	2,269,000	1,687,918

ICICI Bank, Ltd. (India)	13,978	269,263

Industrial and Commercial Bank of China, Ltd. (China)	2,259,000	1,493,210

Industrial Bank of Korea (IBK) (South Korea)	42,950	642,121

Itau Unibanco Holding SA ADR (Preference) (Brazil)	60,402	1,096,900

Kasikornbank PCL NVDR (Thailand)	128,200	547,473

KB Financial Group, Inc. (South Korea)	20,301	837,989

PT Bank Rakyat Indonesia (Persero) Tbk (Indonesia)	697,000	557,942

Sberbank of Russia ADR (Russia) †	86,110	1,020,531

Sberbank OJSC (Russia)	172,220	514,956

Shinhan Financial Group Co., Ltd. (South Korea)	8,083	342,071

		11,044,573
Commercial services and supplies (0.8%)
KEPCO Plant Service & Engineering Co., Ltd. (South Korea)	10,590	380,030

		380,030
Communications equipment (0.4%)
Wistron NeWeb Corp. (Taiwan) †	70,348	179,192

		179,192
Computers and peripherals (1.3%)
Lenovo Group, Ltd. (China)	426,000	286,243

Wistron Corp. (Taiwan) †	251,378	311,946

		598,189
Construction and engineering (1.5%)
China State Construction International Holdings, Ltd. (China)	52,000	41,477

Daelim Industrial Co., Ltd. (South Korea)	3,679	401,141

KEPCO Engineering & Construction Co., Inc. (South Korea)	4,836	287,732

		730,350

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COMMON STOCKS (97.7%)* cont.	Shares	Value

Construction materials (3.4%)
BBMG Corp. (China)	338,000	$381,976

China National Building Material Co., Ltd. (China)	296,000	499,471

China Shanshui Cement Group, Ltd. (China)	201,000	200,932

Siam Cement PCL NVDR (Thailand)	44,600	497,306

		1,579,685
Distributors (0.7%)
Imperial Holdings, Ltd. (South Africa)	21,330	352,842

		352,842
Diversified financial services (1.0%)
African Bank Investments, Ltd. (South Africa)	88,220	448,131

		448,131
Electric utilities (0.6%)
PGE SA (Poland)	37,524	268,420

		268,420
Electrical equipment (0.7%)
Harbin Power Equipment Co., Ltd. (China)	246,000	313,319

		313,319
Electronic equipment, instruments, and components (3.5%)
Hollysys Automation Technologies, Ltd. (China) †	39,598	226,105

Hon Hai Precision Industry Co., Ltd. (Taiwan)	206,072	523,463

LG Display Co., Ltd. (South Korea)	6,840	135,105

Tripod Technology Corp. (Taiwan) †	99,900	335,380

Unimicron Technology Corp. (Taiwan)	288,000	418,029

		1,638,082
Food products (1.6%)
Indofood Sukses Makmur Tbk PT (Indonesia)	433,500	317,514

Zhongpin, Inc. (China) †	43,896	416,573

		734,087
Hotels, restaurants, and leisure (2.0%)
Genting Bhd (Malaysia)	150,000	478,056

Home Inns & Hotels Management, Inc. ADR (China) †	12,300	470,352

		948,408
Household durables (4.7%)
PDG Realty SA Empreendimentos e Participacoes (Brazil)	228,254	1,124,079

Rossi Residencial SA (Brazil)	102,088	783,341

Skyworth Digital Holdings, Ltd. (China)	520,000	302,175

		2,209,595
Independent power producers and energy traders (1.3%)
China Power New Energy Development Co., Ltd. (China) †	6,070,000	317,570

China WindPower Group, Ltd. (China) †	5,220,000	310,163

		627,733
Internet and catalog retail (1.0%)
CJ O Shopping Co., Ltd. (South Korea)	1,794	469,014

		469,014
Internet software and services (1.7%)
SouFun Holdings, Ltd. ADR (China)	8,895	163,223

Tencent Holdings, Ltd. (China)	26,200	625,113

		788,336
Machinery (2.5%)
BHI Co., Ltd. (South Korea)	10,343	184,767

China National Materials Co., Ltd. (China)	685,000	416,788

Lonking Holdings, Ltd. (China)	557,000	227,673

Samsung Heavy Industries Co., Ltd. (South Korea)	10,610	348,369

		1,177,597

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COMMON STOCKS (97.7%)* cont.	Shares	Value

Metals and mining (6.4%)
Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	8,302	$391,356

Gold Fields, Ltd. (South Africa)	18,561	309,267

New World Resources PLC Class A (Czech Republic)	21,540	211,992

Sterlite Industries (India), Ltd. (India)	75,342	214,085

Sterlite Industries (India), Ltd. ADR (India)	22,680	262,861

Vale SA ADR (Brazil)	32,833	927,204

Vale SA ADR (Preference) (Brazil)	27,414	708,104

		3,024,869
Multiline retail (1.4%)
Hyundai Department Store Co., Ltd. (South Korea)	2,276	383,091

PCD Stores Group, Ltd. (China)	1,306,000	259,455

		642,546
Oil, gas, and consumable fuels (15.1%)
CNOOC, Ltd. (China)	418,000	850,424

Gazprom OAO ADR (Russia)	121,398	1,510,553

Gazprom OAO ADR (Russia)	7,564	91,903

Lukoil OAO ADR (Russia)	19,738	1,187,803

OGX Petroleo e Gas Participacoes SA (Brazil) †	98,870	713,254

Pacific Rubiales Energy Corp. (Colombia)	16,600	408,368

Petroleo Brasileiro SA ADR (Brazil)	18,973	551,166

Petroleo Brasileiro SA ADR (Preference) (Brazil)	26,706	711,715

Sasol, Ltd. (South Africa)	17,398	838,357

Tullow Oil PLC (United Kingdom)	12,359	215,697

		7,079,240
Real estate management and development (4.4%)
BR Malls Participacoes SA (Brazil)	80,571	899,484

C C Land Holdings, Ltd. (China)	1,044,000	300,883

China Overseas Land & Investment, Ltd. (China)	132,000	281,963

Guangzhou R&F Properties Co., Ltd. (China)	332,400	403,118

LSR Group OJSC GDR (Russia)	37,930	189,149

		2,074,597
Semiconductors and semiconductor equipment (4.8%)
Samsung Electronics Co., Ltd. (South Korea)	2,573	1,804,348

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	86,889	207,502

Yingli Green Energy Holding Co., Ltd. ADR (China) †	37,800	241,164

		2,253,014
Software (2.1%)
AsiaInfo-Linkage, Inc. (China) †	34,332	392,758

Perfect World Co., Ltd. ADR (China) †	27,124	582,352

		975,110
Specialty retail (0.5%)
Lewis Group, Ltd. (South Africa)	21,326	240,014

		240,014
Thrifts and mortgage finance (1.1%)
LIC Housing Finance, Ltd. (India)	107,748	498,086

		498,086
Wireless telecommunication services (2.0%)
Bharti Airtel, Ltd. (India)	33,412	296,443

Empresa Nacional de Telecomunicaciones SA (ENTEL) (Chile)	14,218	311,329

Mobile Telesystems ADR (Russia)	20,757	351,416

		959,188
Total common stocks (cost $48,956,569)		$45,897,501

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INVESTMENT COMPANIES (0.5%)*	Shares	Value

Vanguard MSCI Emerging Markets ETF	4,985	$219,091

Total investment companies (cost $241,422)		$219,091

SHORT-TERM INVESTMENTS (—%)*	Shares	Value

Putnam Money Market Liquidity Fund 0.05% [e]	20,881	$20,881

Total short-term investments (cost $20,881)		$20,881

TOTAL INVESTMENTS

Total investments (cost $49,218,872)		$46,137,473

Key to holding’s abbreviations
ADR	American Depository Receipts
ETF	Exchange Traded Fund
GDR	Global Depository Receipts
NVDR	Non-voting Depository Receipt
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2010 through August 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $46,969,476.

† Non-income-producing security.

e See Note 5 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

ADR or GDR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

China	26.5%	Malaysia	1.0%

Brazil	20.2	Colombia	0.9

South Korea	16.4	Chile	0.7

Russia	13.2	Philippines	0.6

Taiwan	5.4	Poland	0.6

South Africa	4.7	United States	0.5

India	3.3	United Kingdom	0.5

Indonesia	2.7	Czech Republic	0.5

Thailand	2.3	Total	100.0%

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Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$2,377,772	$3,498,894	$—

Consumer staples	416,573	951,224	—

Energy	2,476,406	4,602,834	—

Financials	3,500,746	10,815,361	—

Industrials	282,848	2,904,113	—

Information technology	1,605,602	4,826,321	—

Materials	2,877,814	2,905,652	—

Telecommunication services	662,745	296,443	—

Utilities	—	896,153	—

Total common stocks	14,200,506	31,696,995	—

Investment companies	219,091	—	—

Short-term investments	20,881	—	—

Totals by level	$14,440,478	$31,696,995	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

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Statement of assets and liabilities 8/31/11

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $49,197,991)	$46,116,592
Affiliated issuers (identified cost $20,881) (Note 5)	20,881

Foreign currency (cost $360,390) (Note 1)	360,706

Dividends, interest and other receivables	122,302

Receivable for shares of the fund sold	17,842

Receivable for investments sold	1,769,094

Total assets	48,407,417

LIABILITIES

Payable to custodian	11,707

Distributions payable to shareholders	672

Payable for investments purchased	1,196,359

Payable for shares of the fund repurchased	53,737

Payable for compensation of Manager (Note 2)	25,528

Payable for investor servicing fees (Note 2)	13,439

Payable for custodian fees (Note 2)	41,271

Payable for Trustee compensation and expenses (Note 2)	2,529

Payable for administrative services (Note 2)	207

Payable for distribution fees (Note 2)	20,509

Other accrued expenses	71,983

Total liabilities	1,437,941

Net assets	$46, 969,476

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$46,779,495

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	3,289,620

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(3,099,639)

Total — Representing net assets applicable to capital shares outstanding	$46,969,476

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($36,187,884 divided by 3,288,790 shares)	$11.00

Offering price per class A share (100/94.25 of $11.00)*	$11.67

Net asset value and offering price per class B share ($2,446,409 divided by 226,500 shares)**	$10.80

Net asset value and offering price per class C share ($2,279,439 divided by 211,413 shares)**	$10.78

Net asset value and redemption price per class M share ($433,137 divided by 39,853 shares)	$10.87

Offering price per class M share (100/96.50 of $10.87)*	$11.26

Net asset value, offering price and redemption price per class R share
($72,886 divided by 6,655 shares)	$10.95

Net asset value, offering price and redemption price per class Y share
($5,549,721 divided by 500,773 shares)	$11.08

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

29

Statement of operations Year ended 8/31/11

INVESTMENT INCOME

Dividends (net of foreign tax of $110,218)	$1,026,922

Interest (including interest income of $1,425 from investments in affiliated issuers) (Note 5)	1,483

Total investment income	1,028,405

EXPENSES

Compensation of Manager (Note 2)	456,144

Investor servicing fees (Note 2)	160,912

Custodian fees (Note 2)	77,772

Trustee compensation and expenses (Note 2)	3,521

Administrative services (Note 2)	1,337

Distribution fees — Class A (Note 2)	96,468

Distribution fees — Class B (Note 2)	30,487

Distribution fees — Class C (Note 2)	22,770

Distribution fees — Class M (Note 2)	3,847

Distribution fees — Class R (Note 2)	230

Auditing	64,755

Other	31,596

Fees waived and reimbursed by Manager (Note 2)	(77,084)

Total expenses	872,755

Expense reduction (Note 2)	(833)

Net expenses	871,922

Net investment income	156,483

Net realized gain on investments (net of foreign tax of $26,738) (Notes 1 and 3)	4,332,073

Net realized loss on foreign currency transactions (Note 1)	(148,978)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	1,026

Net unrealized depreciation of investments (net of foreign tax of $18,413) during the year	(4,258,023)

Net loss on investments	(73,902)

Net increase in net assets resulting from operations	$82,581

The accompanying notes are an integral part of these financial statements.

30

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 8/31/11	Year ended 8/31/10

Operations:
Net investment income	$156,483	$81,150

Net realized gain on investments
and foreign currency transactions	4,183,095	3,264,670

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(4,256,997)	(881,465)

Net increase in net assets resulting from operations	82,581	2,464,355

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(93,679)

Class B	—	(419)

Class C	—	(1,250)

Class M	—	(630)

Class R	—	(13)

Class Y	—	(15,881)

Net realized short-term gain on investments

Class A	(1,907,120)	(901,398)

Class B	(160,854)	(90,616)

Class C	(106,279)	(28,482)

Class M	(23,327)	(14,365)

Class R	(1,383)	(433)

Class Y	(326,876)	(116,551)

From net realized long-term gain on investments
Class A	(402,872)	—

Class B	(33,980)	—

Class C	(22,451)	—

Class M	(4,927)	—

Class R	(293)	—

Class Y	(69,051)	—

Redemption fees (Note 1)	8,265	11,650

Increase from capital share transactions (Note 4)	14,278,245	14,298,371

Total increase in net assets	11,309,678	15,510,659

NET ASSETS

Beginning of year	35,659,798	20,149,139

End of year (including undistributed net investment
income of $— and distributions in excess of net investment
income of $119,420, respectively)	$46,969,476	$35,659,798

The accompanying notes are an integral part of these financial statements.

31

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [c]	(%)

Class A
August 31, 2011	$11.19	.04	.57	.61	—	(.80)	(.80)	— [e]	$11.00	4.65	$36,188	1.67	.36	145
August 31, 2010	10.32	.04	1.31	1.35	(.05)	(.43)	(.48)	— [e]	11.19	13.09	27,796	1.77	.31	212
August 31, 2009†	10.00	.08	.23	.31	—	—	—	.01	10.32	3.20 *	15,707	1.72*	.94 *	147 *

Class B
August 31, 2011	$11.07	(.05)	.58	.53	—	(.80)	(.80)	— [e]	$10.80	3.95	$2,446	2.42	(.41)	145
August 31, 2010	10.25	(.06)	1.31	1.25	— [e]	(.43)	(.43)	— [e]	11.07	12.25	2,194	2.52	(.49)	212
August 31, 2009†	10.00	.02	.22	.24	—	—	—	.01	10.25	2.50 *	1,909	2.41 *	.20 *	147 *

Class C
August 31, 2011	$11.05	(.04)	.57	.53	—	(.80)	(.80)	— [e]	$10.78	3.96	$2,279	2.42	(.31)	145
August 31, 2010	10.25	(.04)	1.29	1.25	(.02)	(.43)	(.45)	— [e]	11.05	12.22	1,295	2.52	(.34)	212
August 31, 2009†	10.00	.01	.23	.24	—	—	—	.01	10.25	2.50 *	370	2.41 *	.05 *	147 *

Class M
August 31, 2011	$11.11	(.02)	.58	.56	—	(.80)	(.80)	— [e]	$10.87	4.22	$433	2.17	(.13)	145
August 31, 2010	10.27	(.02)	1.31	1.29	(.02)	(.43)	(.45)	— [e]	11.11	12.59	362	2.27	(.20)	212
August 31, 2009†	10.00	.04	.22	.26	—	—	—	.01	10.27	2.70 *	281	2.18 *	.41 *	147 *

Class R
August 31, 2011	$11.16	.04	.55	.59	—	(.80)	(.80)	— [e]	$10.95	4.48	$73	1.92	.31	145
August 31, 2010	10.29	.02	1.29	1.31	(.01)	(.43)	(.44)	— [e]	11.16	12.81	22	2.02	.20	212
August 31, 2009†	10.00	.06	.23	.29	—	—	—	— [e]	10.29	2.90 *	10	1.95 *	.78 *	147 *

Class Y
August 31, 2011	$11.23	.07	.58	.65	—	(.80)	(.80)	— [e]	$11.08	5.01	$5,550	1.42	.60	145
August 31, 2010	10.35	.07	1.30	1.37	(.06)	(.43)	(.49)	— [e]	11.23	13.29	3,990	1.52	.59	212
August 31, 2009†	10.00	.11	.23	.34	—	—	—	.01	10.35	3.50 *	1,871	1.49 *	1.19 *	147 *

* Not annualized.

† For the period September 29, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

August 31, 2011	0.15%

August 31, 2010	0.46

August 31, 2009	4.57

d Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

32	33

Notes to financial statements 8/31/11

Note 1: Significant accounting policies

Putnam Emerging Markets Equity Fund (the fund), is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks long-term capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of emerging market companies that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise and may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Emerging markets include countries in the MSCI Emerging Market Index or countries that Putnam Management considers to be equivalent to those in the MSCI Emerging Market Index based on their level of economic development or the size and experience of their securities markets. The fund invests significantly in small and midsize companies. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from September 1, 2010 through August 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

34

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending

35

transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

E) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses and foreign tax credits. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $37,063 to decrease undistributed net investment income and $18,413 to increase paid-in-capital, with an increase to accumulated net realized gains of $18,650.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$2,840,424
Unrealized depreciation	(6,111,337)

Net unrealized depreciation	(3,270,913)
Undistributed long-term gain	1,120,898
Undistributed short-term gain	2,358,816
Cost for federal income tax purposes	$49,408,386

H) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

36

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.080%	of the first $5 billion,
1.030%	of the next $5 billion,
0.980%	of the next $10 billion,
0.930%	of the next $10 billion,
0.880%	of the next $50 billion,
0.860%	of the next $50 billion,
0.850%	of the next $100 billion,
0.845%	of any excess thereafter.

In addition, beginning with the fund’s thirteenth complete calendar month of operation under the management contract (January 2011), the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended or, if the management contract has not yet been effective for thirty-six complete calendar months, the period from the date the management contract became effective to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI Emerging Markets Index (Net Dividends), each measured over the performance period. The maximum annualized performance adjustment rates are +/–0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.93% of the fund’s average net assets before a decrease of $16,459 (0.03% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $77,084 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

37

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $249 under the expense offset arrangements and by $584 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $37, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $25,042 and $96 from the sale of class A and class M shares, respectively, and received $9,196 and $12 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $82,902,613 and $71,749,862, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

38

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/11		Year ended 8/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	1,545,327	$19,595,328	1,682,781	$19,202,011

Shares issued in connection with
reinvestment of distributions	179,060	2,209,608	87,961	978,124

	1,724,387	21,804,936	1,770,742	20,180,135

Shares repurchased	(920,690)	(11,243,466)	(808,079)	(9,019,327)

Net increase	803,697	$10,561,470	962,663	$11,160,808

	Year ended 8/31/11		Year ended 8/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	149,272	$1,874,556	173,329	$1,956,741

Shares issued in connection with
reinvestment of distributions	14,766	179,706	8,074	89,301

	164,038	2,054,262	181,403	2,046,042

Shares repurchased	(135,745)	(1,610,317)	(169,467)	(1,920,566)

Net increase	28,293	$443,945	11,936	$125,476

	Year ended 8/31/11		Year ended 8/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	152,107	$1,881,184	107,913	$1,226,523

Shares issued in connection with
reinvestment of distributions	9,721	118,104	2,657	29,327

	161,828	1,999,288	110,570	1,255,850

Shares repurchased	(67,537)	(809,721)	(29,585)	(327,002)

Net increase	94,291	$1,189,567	80,985	$928,848

	Year ended 8/31/11		Year ended 8/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	22,255	$280,684	24,398	$280,607

Shares issued in connection with
reinvestment of distributions	2,233	27,315	1,348	14,937

	24,488	307,999	25,746	295,544

Shares repurchased	(17,262)	(208,465)	(20,458)	(225,390)

Net increase	7,226	$99,534	5,288	$70,154

	Year ended 8/31/11		Year ended 8/31/10

Class R	Shares	Amount	Shares	Amount

Shares sold	4,512	$56,384	968	$10,707

Shares issued in connection with
reinvestment of distributions	136	1,676	40	446

	4,648	58,060	1,008	11,153

Shares repurchased	(1)	(12)	—	—

Net increase	4,647	$58,048	1,008	$11,153

39

	Year ended 8/31/11		Year ended 8/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	311,457	$4,005,482	290,097	$3,316,307

Shares issued in connection with
reinvestment of distributions	31,930	395,927	11,877	132,432

	343,387	4,401,409	301,974	3,448,739

Shares repurchased	(197,806)	(2,475,728)	(127,628)	(1,446,807)

Net increase	145,581	$1,925,681	174,346	$2,001,932

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	407,804	12.40%	$4,485,844

Class R	1,108	16.65	12,133

Note 5: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $1,425 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $31,103,097 and $31,267,642, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

40

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $1,203,228 as a capital gain dividend with respect to the taxable year ended August 31, 2011, or, if subsequently determined to be different, the net capital gain of such year.

For the period, interest and dividends from foreign countries were $1,100,097 or $0.26 per share (for all classes of shares). Taxes paid to foreign countries were $110,218 or $0.03 per share (for all classes of shares).

For its tax year ended August 31, 2011, the fund hereby designates 30.53%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

41

About the Trustees

Independent Trustees
Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company, a
Born 1955	a strategic consultant to domestic energy firms and direct	domestic exploration
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	and production
	College and member of the Investment Committee for the	company; UniSource
	college’s endowment. Former Chair and current board	Energy Corporation,
	member of Girls Incorporated of Metro Denver. Member of	an Arizona utility; CVR
	the Finance Committee, The Children’s Hospital of Denver.	Energy, a petroleum
refiner and fertilizer
manufacturer; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chair of Mutual Fund Directors Forum. Chair Emeritus
Trustee since 1994,	of the Board of Trustees of Mount Holyoke College.
Vice Chair from 2005	Director of the Adirondack Land Trust and Trustee of the
to 2011, and Chair	Nature Conservancy’s Adirondack Chapter.
since 2011

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman from 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
to 2011	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

42

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2011, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

43

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

44

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Beth S. Mazor
Putnam Investment	Jameson A. Baxter, Chair	Vice President
Management, LLC	Ravi Akhoury
One Post Office Square	Barbara M. Baumann	Robert R. Leveille
Boston, MA 02109	Charles B. Curtis	Vice President and
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	John A. Hill
Putnam Investments Limited	Paul L. Joskow	Mark C. Trenchard
57–59 St James’s Street	Kenneth R. Leibler	Vice President and
London, England SW1A 1LD	Robert E. Patterson	BSA Compliance Officer
George Putnam, III
Investment Sub-Advisor	Robert L. Reynolds	Robert T. Burns
The Putnam Advisory	W. Thomas Stephens	Vice President and
Company, LLC		Chief Legal Officer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	James P. Pappas
	President	Vice President
Marketing Services
Putnam Retail Management	Jonathan S. Horwitz	Judith Cohen
One Post Office Square	Executive Vice President,	Vice President, Clerk and
Boston, MA 02109	Principal Executive	Assistant Treasurer
Officer, Treasurer and
Custodian	Compliance Liaison	Michael Higgins
State Street Bank		Vice President, Senior Associate
and Trust Company	Steven D. Krichmar	Treasurer and Assistant Clerk
Vice President and
Legal Counsel	Principal Financial Officer	Nancy E. Florek
Ropes & Gray LLP		Vice President, Assistant Clerk,
	Janet C. Smith	Assistant Treasurer and
Independent Registered	Vice President, Assistant	Proxy Manager
Public Accounting Firm	Treasurer and Principal
KPMG LLP	Accounting Officer	Susan G. Malloy
Vice President and
Assistant Treasurer

This report is for the information of shareholders of Putnam Emerging Markets Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN065
269882 10/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2011	$51,927	$--	$4,700	$ —
August 31, 2010	$44,470	$--	$4,450	$ —

For the fiscal years ended August 31, 2011 and August 31, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,700 and $4,450 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2011	$ —	$ —	$ —	$ —

August 31, 2010	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: During the period, State Street Bank and Trust Company, which provides certain administrative, pricing and bookkeeping services for the Putnam funds pursuant to an agreement with Putnam Investment Management, LLC, began utilizing different accounting systems and systems support in providing services for the fund.

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 27, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 27, 2011

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2011

Date of reporting period:	September 1, 2010 — August 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGCOX

Putnam Global Consumer Fund

Annual report
8 | 31 | 11

A world of investing.™

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of consumer companies worldwide.

Putnam
Global Consumer
Fund

Annual report
8 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Trustee approval of management contract	15

Other information for shareholders	19

Financial statements	20

Federal tax information	42

About the Trustees	43

Officers	45

Message from the Trustees

Dear Fellow Shareholder:

Markets around the world are grappling with heightened volatility. In the United States, persistently high unemployment and other weak economic data have fueled investors’ risk aversion, while in Europe the sovereign debt crisis shows little sign of abating. Certain bright spots do exist, but it is clear that volatility and uncertainty will remain with us for the near term.

We believe it is important to consult your financial advisor in times like these to consider whether your portfolio reflects an appropriate degree of diversification. In responding to this need, Putnam offers funds with strategies that seek to limit volatility and also employs an active, research-based investment approach that is designed to offer shareholders a potential advantage in this climate by looking for new growth opportunities and seeking to guard against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in consumer companies worldwide

To understand where Putnam Global Consumer Fund invests, simply take a look around you. Everything you eat, drink, wear, or play with is considered a consumer product. The fund invests at least 80% of its assets in stocks of companies that are engaged in the consumer products and services industries.

The fund can invest in businesses of all sizes and at different stages of growth, from newer, rapidly growing companies to established global corporations. The managers focus primarily on large and midsize companies, and have the flexibility to invest in U.S. and international markets. The fund’s flexibility is an advantage in difficult economic environments, particularly because it can invest in both consumer staples and consumer cyclical stocks. The advantage of consumer staples is that they tend to stay in demand regardless of economic conditions. You are purchasing staples when you buy food, beverages, prescription drugs, or household products. On the other hand, if you are planning a vacation or shopping for a high-definition TV, you are considering cyclical products and services. Companies in cyclical industries —such as hotels, restaurants, media companies, and automobile makers — tend to be more sensitive to economic cycles, and struggle more in a slowing economy.

The fund’s managers analyze each company’s valuation, financial strength, competitive positioning, earnings, and cash flow. They conduct their intensive fundamental research with support from analysts on Putnam’s Global Equity Research team.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds’ managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund:

Putnam Global Sector Fund

A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric, gas, and water utilities

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

Interview with your fund’s portfolio managers

Timothy E. Codrington and Walter D. Scully

Consumer stocks performed well overall during the annual period, but there was much volatility. What can you tell us about market conditions?

Tim: The period began and ended during turbulent times for the financial markets. When the fiscal year began, stocks had been declining sharply for several months, largely in response to Greece’s sovereign debt crisis, which led to broader worries about debt issues in other European Union countries. At the same time, investors had become discouraged about the slow pace of the U.S. economic recovery. However, the market soon reached a turning point, when the S&P 500 Index, a broad measure of U.S. stock performance, rallied to its best September in 71 years. From that point through the end of 2010, U.S. stocks delivered solid results.

In early 2011, the environment quickly grew turbulent and stocks worldwide struggled through a series of events, including a devastating earthquake, tsunami, and nuclear crisis in Japan; unrest in the Middle East and North Africa; spiking oil prices; and political turmoil in Europe stemming from ongoing sovereign debt issues. The closing months of the period were particularly volatile as the S&P 500 posted its longest losing streak since 2008 and debt issues escalated in the United States, followed by Standard & Poor’s unprecedented downgrade of U.S. sovereign debt to AA+ from AAA.

How did you position the fund during this time?

Tim: In market environments like this — and even in calmer times — we believe the key for every investor is to have patience and to maintain a long-term perspective. Walter and I manage the fund using disciplined research and bottom-up stock selection, which means we focus more on the long-term potential

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/11. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

of individual companies than on short-term developments in the markets or economy.

Walter: Also, the fund’s diversification is important. We continue to see the benefits of being able to invest in both consumer cyclicals — stocks that are more vulnerable to a downturn in the economy, and consumer staples — those that hold up better in recessionary periods. We also want to maintain a portfolio that is balanced in terms of geography and industry sectors. Rather than making big bets on one or two stocks or industries, we look for a range of companies in markets worldwide that we believe have durable competitive advantages that are not already priced into their stocks.

Can you highlight some holdings or strategies that helped performance?

Walter: Many of the top-performing stocks were those of companies that do not need an economic recovery to continue growing. A perfect example is Priceline.com, an online travel booking company that is one of the biggest beneficiaries of consumers’ growing preference for making travel plans via the Internet. A significant portion of the company’s profits are from its Booking.com subsidiary, which dominates the European online travel market and allows travelers to make reservations online at more than 150,000 hotels worldwide. Despite the recessionary environment, Priceline.com has been able to grow its profits at a healthy rate for the past five years.

Another company that has proven to be resilient in this challenging economic environment is retailer Bed Bath & Beyond. We attribute this to the fact that its merchandise — basic household items that aren’t too expensive —tends to stay in demand, even in downturns. More important, however, was the bankruptcy and liquidation of its main competitor, Linens & Things, which allowed Bed Bath & Beyond to gain significant additional market share. In a sluggish consumer environment,

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Weightings will vary over time.

the company has had above-average sales growth, has been generating a lot of cash, and has been aggressively buying back its stock. And although the company has delivered strong earnings growth, we believe its stock still remains attractively priced.

Tim: Rounding out the top contributors are two restaurant stocks: Domino’s Pizza and Arcos Dorados Holdings. The stock of Domino’s fell out of favor during the severe economic downturn, but has since recovered after a rebound in sales. The company remained focused on improving its products and was able to withstand commodity inflation better than expected. By the close of the period, we had sold Domino’s Pizza from the portfolio. Arcos Dorados owns more than 1,700 McDonald’s franchises in Latin America. We have found this to be a successful way to expose the fund to the growth potential in emerging markets. In our view, Arcos Dorados is a relatively established and stable business in a developing market with significant future growth opportunities.

Which holdings or strategies detracted from the fund’s returns during the period?

Tim: One disappointment was Huabao International Holdings, a China-based company that produces fragrances and flavorings for cigarettes. The stock declined when investors reacted negatively to its acquisition of a tobacco leaf manufacturing company, which is in a more capital-intensive segment of the tobacco industry. In addition, the company experienced slower-than-expected top-line sales growth. We sold this stock prior to the close of the fiscal year, as we became less confident about its

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 8/31/11.

Short-term holdings are excluded. Holdings will vary over time.

growth prospects in an industry that is not consolidating as fast as we had expected.

Also detracting from the fund’s performance was the stock of Carlsberg, a Denmark-based brewing company. Russia accounts for a significant portion of Carlsberg’s beer sales, and volumes there have been weak as Russian consumers struggle with price inflation that isn’t accompanied by wage inflation. Skyrocketing excise taxes contributed to the problem. We believe this is a temporary setback for a strong consumer franchise in a growing economy, and Carlsberg remained in the portfolio at period-end.

Walter: We were not as optimistic about another Denmark-based company — Pandora, a designer and retailer of jewelry. Pandora has a brief history as a publicly traded company — its initial public offering was in September 2010. When we added it to the portfolio, we overestimated the growth potential of the company’s emerging-markets division, which we thought would compensate for its slowing growth in developed markets. The company’s earnings overall have been very disappointing, and its stock declined sharply. We sold the stock from the portfolio as our expectations changed for the continued success of Pandora products and its management’s ability to improve business fundamentals.

As the fund begins a new fiscal year, what is your outlook?

Walter: Economic growth has certainly slowed in most markets worldwide, and at the close of the fiscal year, markets remained very turbulent. While it can be challenging to invest in these conditions, we remain focused on the core strengths of the fund: a disciplined investment process that’s grounded in fundamental research and a diversified portfolio that can take advantage of opportunities in markets around the world.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

Data in the chart reflect a new calculation methodology put into effect within the past six months.

Perhaps most important, we have a team of analysts who have been covering consumer stocks for a long time, and their insight is extremely beneficial as we construct the portfolio for long-term growth. Regardless of what happens in the months ahead, we continue to take a balanced, bottom-up approach, seeking to benefit from a potential economic recovery without taking on undue risk.

Tim and Walter, thank you for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Timothy E. Codrington has an M.B.A. from Harvard Business School and an A.B. from Harvard University. Timothy has been in the investment industry since he first joined Putnam in 1997.

Portfolio Manager Walter D. Scully has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from Ohio State University. A Certified Public Accountant, he has been in the investment industry since he joined Putnam in 1996.

IN THE NEWS

With economic storm clouds darkening, the Organisation for Economic Co-operation and Development (OECD) recently slashed its growth forecasts for the United States and many other countries for the remainder of 2011. In its interim forecast, released in early September, the OECD estimates that the United States economy will grow 1.1% in the third quarter and 0.4% in the fourth, down from the 2.9% and 3% growth it had predicted in May. Meanwhile, the OECD predicts that Japan will expand 4.1% in the third quarter before stagnating in the fourth, and that the German economy will grow 2.6% in the third quarter and shrink 1.4% in the fourth. For the third and fourth quarters, the United Kingdom is predicted to grow 0.4% and 0.3%, respectively. The OECD also said that central banks around the world should be ready to ease monetary policy if economies weaken further.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	61.01%	51.75%	57.74%	54.74%	57.72%	57.72%	58.76%	53.24%	59.93%	62.04%
Annual average	19.28	16.69	18.38	17.54	18.37	18.37	18.66	17.12	18.98	19.56

1 year	17.44	10.67	16.53	11.53	16.55	15.54	16.79	12.69	17.19	17.70

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 8/31/11

	MSCI World Consumer Discretionary &	Lipper Consumer Goods Funds
	Consumer Staples Index (ND)	category average*

Life of fund	54.46%	57.83%
Annual average	17.46	18.21

1 year	19.40	18.92

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year and life-of-fund periods ended 8/31/11, there were 34 and 29 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $15,774 ($15,474 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $15,772, and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $15,324. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $15,993 and $16,204, respectively.

Fund price and distribution information For the 12-month period ended 8/31/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.123		$0.029	$0.034	$0.058		$0.086	$0.154

Capital gains — Long-term	0.176		0.176	0.176	0.176		0.176	0.176

Capital gains — Short-term	0.657		0.657	0.657	0.657		0.657	0.657

Total	$0.956		$0.862	$0.867	$0.891		$0.919	$0.987

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/10	$13.23	$14.04	$13.09	$13.10	$13.17	$13.65	$13.21	$13.27

8/31/11	14.62	15.51	14.43	14.44	14.53	15.06	14.60	14.67

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	46.69%	38.26%	43.64%	40.64%	43.63%	43.63%	44.66%	39.64%	45.69%	47.68%
Annual average	14.76	12.35	13.90	13.04	13.90	13.90	14.19	12.75	14.48	15.04

1 year	–4.16	–9.66	–4.93	–9.43	–4.90	–5.80	–4.65	–7.97	–4.39	–3.95

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 8/31/10*†	1.45%	2.20%	2.20%	1.95%	1.70%	1.20%

Total annual operating expenses for the fiscal year
ended 8/31/10†	2.29%	3.04%	3.04%	2.79%	2.54%	2.04%

Annualized expense ratio for the six-month period
ended 8/31/11‡	1.39%	2.14%	2.14%	1.89%	1.64%	1.14%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/11.

† Restated to reflect projected expenses under a management contract effective 1/1/10.

‡ For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2011, to August 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.82	$10.47	$10.47	$9.26	$8.04	$5.59

Ending value (after expenses)	$945.70	$941.90	$941.90	$942.90	$944.40	$946.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2011, use the following calculation method. To find the value of your investment on March 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.07	$10.87	$10.87	$9.60	$8.34	$5.80

Ending value (after expenses)	$1,018.20	$1,014.42	$1,014.42	$1,015.68	$1,016.94	$1,019.46

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Consumer Discretionary & Consumer Staples Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the consumer discretionary and consumer staples sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2011. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds,

including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, both of the expense limitations applied during its fiscal year ending in 2010. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered information about the absolute return of your fund, and your fund’s performance relative to its internal benchmark. Putnam Global Consumer Fund’s class A shares’ return net of fees and expenses was positive over the one-year period ended December 31, 2010, and exceeded the return of its internal benchmark over the one-year period.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2011, Putnam employees had approximately $323,000,000 and the Trustees had approximately $70,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Global Consumer Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years ended August 31, 2011 and the period from December 18, 2008 (commencement of operations) to August 31, 2009. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Consumer Fund as of August 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 13, 2011

The fund’s portfolio 8/31/11

COMMON STOCKS (98.9%)*	Shares	Value

Airlines (1.4%)
Delta Air Lines, Inc. †	14,660	$110,390

United Continental Holdings, Inc. † S	5,470	101,687

		212,077
Automobiles (10.1%)
Bayerische Motoren Werke (BMW) AG (Germany)	2,516	203,531

Fiat SpA (Italy)	21,785	135,653

Ford Motor Co. †	12,460	138,555

General Motors Co. †	3,810	91,554

Nissan Motor Co., Ltd. (Japan)	49,600	455,622

Porsche Automobil Holding SE (Preference) (Germany)	3,407	230,429

Toyota Motor Corp. (Japan)	7,100	254,979

		1,510,323
Beverages (11.1%)
Anheuser-Busch InBev NV (Belgium)	7,926	438,091

Britvic PLC (United Kingdom)	37,101	191,296

Carlsberg A/S Class B (Denmark)	2,443	183,449

Coca-Cola Co. (The)	2,510	176,830

Coca-Cola Enterprises, Inc.	12,820	354,088

Diageo PLC (United Kingdom)	16,208	326,324

		1,670,078
Commercial services and supplies (1.0%)
Edenred (France)	5,355	147,192

		147,192
Diversified consumer services (0.8%)
Apollo Group, Inc. Class A †	2,730	127,832

		127,832
Food and staples retail (2.6%)
Jeronimo Martins, SGPS, SA (Portugal)	9,105	169,799

WM Morrison Supermarkets PLC (United Kingdom)	47,096	221,025

		390,824
Food products (10.2%)
Danone (France)	5,222	356,695

Diamond Foods, Inc.	1,500	118,290

Kerry Group PLC Class A (Ireland)	6,362	247,002

Mead Johnson Nutrition Co. Class A	1,870	133,238

Nestle SA (Switzerland)	5,520	342,158

Suedzucker AG (Germany)	4,166	145,775

Toyo Suisan Kaisha, Ltd. (Japan)	3,000	79,337

Zhongpin, Inc. (China) †	12,000	113,880

		1,536,375
Hotels, restaurants, and leisure (7.0%)
Arcos Dorados Holdings, Inc. Class A (Argentina)	9,670	266,602

Asia Entertainment & Resources, Ltd. (Hong Kong) † S	27,110	209,018

Compass Group PLC (United Kingdom)	26,439	236,536

Home Inns & Hotels Management, Inc. ADR (China) †	2,850	108,984

Wyndham Worldwide Corp.	6,928	225,021

		1,046,161

COMMON STOCKS (98.9%)* cont.	Shares	Value

Household durables (2.3%)
Rossi Residencial SA (Brazil)	17,100	$131,212

Sharp Corp. (Japan)	9,000	74,655

Sony Corp. (Japan)	6,100	134,124

		339,991
Household products (9.2%)
Colgate-Palmolive Co.	3,710	333,789

Henkel AG & Co. KGaA (Germany)	4,055	239,576

Procter & Gamble Co. (The)	9,469	602,984

Reckitt Benckiser Group PLC (United Kingdom)	3,994	212,114

		1,388,463
Internet and catalog retail (2.7%)
Priceline.com, Inc. †	580	311,611

Rakuten, Inc. (Japan)	80	90,121

		401,732
Internet software and services (0.5%)
Tencent Holdings, Ltd. (China)	2,900	69,192

		69,192
Leisure equipment and products (1.7%)
Hasbro, Inc.	6,560	254,134

		254,134
Machinery (1.0%)
Stanley Black & Decker, Inc.	2,500	154,950

		154,950
Media (9.4%)
British Sky Broadcasting Group PLC (United Kingdom)	15,201	163,039

Interpublic Group of Companies, Inc. (The)	17,120	147,746

Kabel Deutschland Vertrieb Und Service GmbH (Germany) †	4	224

Pearson PLC (United Kingdom)	10,955	197,909

Perform Group PLC (United Kingdom) †	27,412	81,473

Stroer Out-of-Home Media AG (Germany) †	5,433	102,630

Time Warner, Inc.	9,820	310,901

Trinity Mirror PLC (United Kingdom) †	212,308	152,132

WPP PLC (Ireland)	24,338	254,768

		1,410,822
Multiline retail (3.9%)
Dollar General Corp. †	4,570	167,262

Target Corp.	8,020	414,393

		581,655
Real estate management and development (2.1%)
BR Malls Participacoes SA (Brazil)	11,500	128,385

Daito Trust Construction Co., Ltd. (Japan)	2,000	185,673

		314,058
Software (0.5%)
Perfect World Co., Ltd. ADR (China) †	3,430	73,642

		73,642
Specialty retail (10.9%)
Bed Bath & Beyond, Inc. †	7,040	400,294

Best Buy Co., Inc.	7,420	189,878

Kingfisher PLC (United Kingdom)	55,798	213,811

Lowe’s Cos., Inc.	8,660	172,594

COMMON STOCKS (98.9%)* cont.	Shares	Value

Specialty retail cont.
Signet Jewelers, Ltd. (Bermuda) †	6,190	$241,039

Staples, Inc.	16,840	248,222

TJX Cos., Inc. (The)	1,600	87,392

Urban Outfitters, Inc. †	3,330	87,163

		1,640,393
Textiles, apparel, and luxury goods (1.8%)
Christian Dior SA (France)	1,838	266,616

		266,616
Tobacco (8.7%)
British American Tobacco (BAT) PLC (United Kingdom)	2,842	126,611

Imperial Tobacco Group PLC (United Kingdom)	6,990	231,606

Japan Tobacco, Inc. (Japan)	85	366,981

Philip Morris International, Inc.	8,380	580,902

		1,306,100

Total common stocks (cost $14,013,382)		$14,842,610

SHORT-TERM INVESTMENTS (2.9%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.17% d	255,925	$255,925

Putnam Money Market Liquidity Fund 0.05% e	179,527	179,527

Total short-term investments (cost $435,452)		$435,452

TOTAL INVESTMENTS

Total investments (cost $14,448,834)		$15,278,062

Key to holding’s abbreviations

ADR American Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2010 through August 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $15,002,736.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $42,214 to cover certain derivatives contracts.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY*

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

United States	41.5%	Switzerland	2.3%

United Kingdom	15.7	Argentina	1.8

Japan	10.9	Brazil	1.7

Germany	6.1	Bermuda	1.6

France	5.1	Hong Kong	1.4

Ireland	3.4	Denmark	1.2

Belgium	2.9	Portugal	1.1

China	2.4	Italy	0.9

		Total	100.0%

* Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 8/31/11 (aggregate face value $6,861,716)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	9/21/11	$120,926	$123,476	$(2,550)

	British Pound	Sell	9/21/11	491,704	492,759	1,055

	Euro	Sell	9/21/11	134,857	134,864	7

	Swiss Franc	Sell	9/21/11	55,560	57,110	1,550

Barclays Bank PLC

	Australian Dollar	Buy	9/21/11	44,894	44,013	881

	British Pound	Sell	9/21/11	183,333	183,784	451

	Euro	Sell	9/21/11	128,962	127,361	(1,601)

	Hong Kong Dollar	Buy	9/21/11	205,685	205,448	237

	Japanese Yen	Buy	9/21/11	130,931	130,063	868

	Singapore Dollar	Buy	9/21/11	31,642	31,600	42

	Swedish Krona	Buy	9/21/11	42,529	42,029	500

Citibank, N.A.

	British Pound	Sell	9/21/11	130,396	128,980	(1,416)

	Danish Krone	Sell	9/21/11	143,982	141,480	(2,502)

	Euro	Sell	9/21/11	37,668	37,199	(469)

	Hong Kong Dollar	Sell	9/21/11	105,316	105,202	(114)

	Swiss Franc	Buy	9/21/11	228,205	234,867	(6,662)

Credit Suisse AG

	Australian Dollar	Buy	9/21/11	113,141	115,519	(2,378)

	British Pound	Buy	9/21/11	11,854	11,880	(26)

	Euro	Sell	9/21/11	34,361	33,943	(418)

	Japanese Yen	Sell	9/21/11	148,603	147,479	(1,124)

	Norwegian Krone	Sell	9/21/11	31,986	31,615	(371)

	Swiss Franc	Buy	9/21/11	60,283	62,003	(1,720)

Deutsche Bank AG

	British Pound	Sell	9/21/11	134,131	134,423	292

	Euro	Sell	9/21/11	261,231	258,014	(3,217)

	Swedish Krona	Buy	9/21/11	46,692	45,818	874

	Swiss Franc	Buy	9/21/11	34,927	35,924	(997)

FORWARD CURRENCY CONTRACTS at 8/31/11 (aggregate face value $6,861,716) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Goldman Sachs International

	British Pound	Buy	9/21/11	$256,244	$256,848	$(604)

	Euro	Sell	9/21/11	187,333	184,984	(2,349)

	Japanese Yen	Buy	9/21/11	136,549	135,581	968

	Norwegian Krone	Sell	9/21/11	100,208	99,152	(1,056)

HSBC Bank USA, National Association

	Australian Dollar	Buy	9/21/11	47,666	48,686	(1,020)

	British Pound	Sell	9/21/11	86,714	86,943	229

	Euro	Buy	9/21/11	82,524	81,522	1,002

	Hong Kong Dollar	Sell	9/21/11	4,715	4,709	(6)

	Singapore Dollar	Buy	9/21/11	11,295	11,297	(2)

	Swiss Franc	Buy	9/21/11	38,531	39,667	(1,136)

	JPMorgan Chase Bank, N.A.

	Australian Dollar	Sell	9/21/11	95,546	97,537	1,991

	British Pound	Buy	9/21/11	38,323	38,408	(85)

	Canadian Dollar	Buy	9/21/11	52,363	53,570	(1,207)

	Euro	Sell	9/21/11	185,752	183,342	(2,410)

	Hong Kong Dollar	Sell	9/21/11	42,329	42,283	(46)

	Japanese Yen	Sell	9/21/11	222,080	220,536	(1,544)

	Norwegian Krone	Buy	9/21/11	131,915	130,589	1,326

	Singapore Dollar	Buy	9/21/11	43,186	43,148	38

	Swedish Krona	Buy	9/21/11	53,189	52,564	625

	Swiss Franc	Buy	9/21/11	76,068	78,261	(2,193)

	Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	9/21/11	39,136	39,919	(783)

	British Pound	Sell	9/21/11	94,184	94,670	486

	Canadian Dollar	Sell	9/21/11	11,432	11,680	248

	Euro	Sell	9/21/11	94,745	94,508	(237)

	Japanese Yen	Sell	9/21/11	200,775	199,425	(1,350)

	Swiss Franc	Sell	9/21/11	47,978	56,259	8,281

	State Street Bank and Trust Co.

	Canadian Dollar	Buy	9/21/11	106,971	109,446	(2,475)

	Euro	Sell	9/21/11	37,237	36,780	(457)

	UBS AG

	Australian Dollar	Buy	9/21/11	16,849	17,204	(355)

	British Pound	Sell	9/21/11	283,200	284,303	1,103

	Euro	Buy	9/21/11	172,237	170,135	2,102

	Swiss Franc	Buy	9/21/11	50,215	51,678	(1,463)

	Westpac Banking Corp.

	Australian Dollar	Buy	9/21/11	29,752	30,367	(615)

	British Pound	Buy	9/21/11	87,201	87,391	(190)

	Canadian Dollar	Buy	9/21/11	69,817	71,435	(1,618)

	Euro	Buy	9/21/11	199,841	197,404	2,437

	Japanese Yen	Buy	9/21/11	324,917	322,632	2,285

	Total					$(18,888)

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$4,331,407	$3,248,252	$—

Consumer staples	2,414,001	3,877,839	—

Financials	128,385	185,673	—

Industrials	367,027	147,192	—

Information technology	73,642	69,192	—

Total common stocks	7,314,462	7,528,148	—

Short-term investments	179,527	255,925	—

Totals by level	$7,493,989	$7,784,073	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(18,888)	$—

Totals by level	$—	$(18,888)	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 8/31/11

ASSETS

Investment in securities, at value, including $258,175 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $14,013,382)	$14,842,610
Affiliated issuers (identified cost $435,452) (Notes 1 and 6)	435,452

Cash	8,830

Foreign currency (cost $600) (Note 1)	600

Foreign tax reclaim	5,408

Dividends, interest and other receivables	18,455

Receivable for shares of the fund sold	16,887

Receivable for investments sold	192,908

Unrealized appreciation on forward currency contracts (Note 1)	29,878

Receivable from Manager (Note 2)	6,209

Total assets	15,557,237

LIABILITIES

Payable for investments purchased	162,762

Payable for shares of the fund repurchased	2,176

Payable for investor servicing fees (Note 2)	3,934

Payable for custodian fees (Note 2)	11,595

Payable for Trustee compensation and expenses (Note 2)	1,382

Payable for administrative services (Note 2)	63

Payable for distribution fees (Note 2)	6,139

Unrealized depreciation on forward currency contracts (Note 1)	48,766

Collateral on securities loaned, at value (Note 1)	255,925

Payable for auditing	51,400

Other accrued expenses	10,359

Total liabilities	554,501

Net assets	$15,002,736

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$13,173,794

Undistributed net investment income (Note 1)	161,606

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	856,827

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	810,509

Total — Representing net assets applicable to capital shares outstanding	$15,002,736

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($12,058,078 divided by 825,024 shares)	$14.62

Offering price per class A share (100/94.25 of $14.62)*	$15.51

Net asset value and offering price per class B share ($335,116 divided by 23,228 shares)**	$14.43

Net asset value and offering price per class C share ($638,946 divided by 44,253 shares)**	$14.44

Net asset value and redemption price per class M share ($54,814 divided by 3,771 shares)	$14.53

Offering price per class M share (100/96.50 of $14.53)*	$15.06

Net asset value, offering price and redemption price per class R share
($24,340 divided by 1,667 shares)	$14.60

Net asset value, offering price and redemption price per class Y share
($1,891,442 divided by 128,927 shares)	$14.67

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 8/31/11

INVESTMENT INCOME

Dividends (net of foreign tax of $10,739)	$260,771

Interest (including interest income of $436 from investments in affiliated issuers) (Note 6)	436

Securities lending (Note 1)	3,915

Total investment income	265,122

EXPENSES

Compensation of Manager (Note 2)	92,971

Investor servicing fees (Note 2)	46,652

Custodian fees (Note 2)	18,896

Trustee compensation and expenses (Note 2)	1,008

Administrative services (Note 2)	387

Distribution fees — Class A (Note 2)	31,144

Distribution fees — Class B (Note 2)	3,192

Distribution fees — Class C (Note 2)	3,102

Distribution fees — Class M (Note 2)	433

Distribution fees — Class R (Note 2)	101

Auditing	51,678

Other	16,607

Fees waived and reimbursed by Manager (Note 2)	(58,975)

Total expenses	207,196

Expense reduction (Note 2)	(1,077)

Net expenses	206,119

Net investment income	59,003

Net realized gain on investments (Notes 1 and 3)	1,185,104

Net realized gain on foreign currency transactions (Note 1)	135,455

Net realized loss on written options (Notes 1 and 3)	(6,220)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(47,716)

Net unrealized appreciation of investments during the year	258,350

Net gain on investments	1,524,973

Net increase in net assets resulting from operations	$1,583,976

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 8/31/11	Year ended 8/31/10

Operations:
Net investment income	$59,003	$47,585

Net realized gain on investments
and foreign currency transactions	1,314,339	590,146

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	210,634	(25,535)

Net increase in net assets resulting from operations	1,583,976	612,196

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(91,515)	(55,415)

Class B	(519)	(730)

Class C	(376)	(298)

Class M	(192)	(88)

Class R	(93)	(49)

Class Y	(11,806)	(3,504)

Net realized short-term gain on investments

Class A	(488,828)	(233,626)

Class B	(11,758)	(4,440)

Class C	(7,273)	(2,356)

Class M	(2,178)	(933)

Class R	(711)	(371)

Class Y	(50,367)	(12,621)

From net realized long-term gain on investments
Class A	(130,950)	—

Class B	(3,150)	—

Class C	(1,948)	—

Class M	(583)	—

Class R	(191)	—

Class Y	(13,492)	—

Redemption fees (Note 1)	6,365	3,417

Increase from capital share transactions (Note 4)	4,217,501	5,231,509

Total increase in net assets	4,991,912	5,532,691

NET ASSETS

Beginning of year	10,010,824	4,478,133

End of year (including undistributed net investment income of
$161,606 and $71,651, respectively)	$15,002,736	$10,010,824

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A
August 31, 2011	$13.23	.06	2.27	2.33	(.12)	(.83)	(.95)	.01	$14.62	17.44	$12,058	1.40	.40	82
August 31, 2010	12.23	.07	1.38	1.45	(.09)	(.37)	(.46)	.01	13.23	11.99	8,758	1.47	.56	84
August 31, 2009†	10.00	.11	2.13	2.24	(.01)	—	(.01)	— [e]	12.23	22.42*	3,995	.97*	1.03*	65*

Class B
August 31, 2011	$13.09	(.05)	2.24	2.19	(.03)	(.83)	(.86)	.01	$14.43	16.53	$335	2.15	(.33)	82
August 31, 2010	12.17	(.02)	1.36	1.34	(.06)	(.37)	(.43)	.01	13.09	11.15	239	2.22	(.16)	84
August 31, 2009†	10.00	.05	2.13	2.18	(.01)	—	(.01)	— [e]	12.17	21.80*	63	1.49*	.45*	65*

Class C
August 31, 2011	$13.10	(.05)	2.24	2.19	(.03)	(.83)	(.86)	.01	$14.44	16.55	$639	2.15	(.31)	82
August 31, 2010	12.17	(.02)	1.36	1.34	(.05)	(.37)	(.42)	.01	13.10	11.11	127	2.22	(.16)	84
August 31, 2009†	10.00	.05	2.13	2.18	(.01)	—	(.01)	— [e]	12.17	21.80*	48	1.49*	.48*	65*

Class M
August 31, 2011	$13.17	(.01)	2.26	2.25	(.06)	(.83)	(.89)	— [e]	$14.53	16.79	$55	1.90	(.09)	82
August 31, 2010	12.19	— [e]	1.39	1.39	(.04)	(.37)	(.41)	— [e]	13.17	11.41	44	1.97	.02	84
August 31, 2009†	10.00	.07	2.13	2.20	(.01)	—	(.01)	— [e]	12.19	22.01*	30	1.32*	.71*	65*

Class R
August 31, 2011	$13.21	.02	2.28	2.30	(.09)	(.83)	(.92)	.01	$14.60	17.19	$24	1.65	.16	82
August 31, 2010	12.21	.04	1.38	1.42	(.05)	(.37)	(.42)	— [e]	13.21	11.68	14	1.72	.28	84
August 31, 2009†	10.00	.09	2.13	2.22	(.01)	—	(.01)	— [e]	12.21	22.21*	12	1.14*	.86*	65*

Class Y
August 31, 2011	$13.27	.11	2.26	2.37	(.15)	(.83)	(.98)	.01	$14.67	17.70	$1,891	1.15	.69	82
August 31, 2010	12.25	.10	1.39	1.49	(.10)	(.37)	(.47)	— [e]	13.27	12.26	829	1.22	.78	84
August 31, 2009†	10.00	.10	2.16	2.26	(.01)	—	(.01)	— [e]	12.25	22.64*	330	.79*	.85*	65*

* Not annualized.

† For the period December 18, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

August 31, 2011	0.40%

August 31, 2010	1.11

August 31, 2009	5.13

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

32	33

Notes to financial statements 8/31/11

Note 1: Significant accounting policies

Putnam Global Consumer Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation. The fund concentrates its investments in the consumer staples and consumer discretionary products and services industries, and invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential. Potential investments include companies involved in the manufacture, sale or distribution of consumer staples and consumer discretionary products and services. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management also considers other factors that it believes will cause the stock price to rise and may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities. The fund concentrates its investments in two sectors, which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from September 1, 2010 through August 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

34

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Options contracts The fund uses options contracts to further express our fundamental opinion on stocks we own or actively cover. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the

35

underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately 1,401 on purchased options contracts for the reporting period.

E) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $5,600,000 on forward currency contracts for the reporting period.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $30,659 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

G) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $258,175 and the fund received cash collateral of $255,925.

H) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending

36

transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

I) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions and foreign currency gains and losses. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $135,453 to increase undistributed net investment income with a decrease to accumulated net realized gains of $135,453.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,955,881
Unrealized depreciation	(1,136,100)

Net unrealized appreciation	819,781
Undistributed ordinary income	145,072
Undistributed long-term gain	748,236
Undistributed short-term gain	118,036
Cost for federal income tax purposes	$14,458,281

L) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end

37

funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion,
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $58,975 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $48 under the expense offset arrangements and by $1,029 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $11, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense

38

for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $8,148 and $1 from the sale of class A and class M shares, respectively, and received $761 and $265 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $15,254,465 and $11,588,653, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written equity option	Written equity option
	contract amounts	premiums received

Written options outstanding at the
beginning of the reporting period	—	$—

Options opened	11,743	535

Options exercised	—	—

Options expired	—	—

Options closed	(11,743)	(535)

Written options outstanding at the
end of the reporting period	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized.

Transactions in capital shares were as follows:

	Year ended 8/31/11		Year ended 8/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	485,148	$7,458,827	452,096	$5,992,525

Shares issued in connection with
reinvestment of distributions	45,410	691,589	22,033	287,095

	530,558	8,150,416	474,129	6,279,620

Shares repurchased	(367,561)	(5,573,316)	(138,778)	(1,786,633)

Net increase	162,997	$2,577,100	335,351	$4,492,987

39

	Year ended 8/31/11		Year ended 8/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	17,459	$264,454	17,552	$226,081

Shares issued in connection with
reinvestment of distributions	882	13,324	399	5,170

	18,341	277,778	17,951	231,251

Shares repurchased	(13,394)	(200,445)	(4,809)	(63,349)

Net increase	4,947	$77,333	13,142	$167,902

	Year ended 8/31/11		Year ended 8/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	38,873	$579,683	7,835	$104,594

Shares issued in connection with
reinvestment of distributions	564	8,530	188	2,434

	39,437	588,213	8,023	107,028

Shares repurchased	(4,847)	(72,966)	(2,290)	(30,034)

Net increase	34,590	$515,247	5,733	$76,994

	Year ended 8/31/11		Year ended 8/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	1,350	$19,790	1,804	$24,034

Shares issued in connection with
reinvestment of distributions	194	2,947	78	1,021

	1,544	22,737	1,882	25,055

Shares repurchased	(1,077)	(15,763)	(1,059)	(13,464)

Net increase	467	$6,974	823	$11,591

	Year ended 8/31/11		Year ended 8/31/10

Class R	Shares	Amount	Shares	Amount

Shares sold	518	$8,367	51	$651

Shares issued in connection with
reinvestment of distributions	65	995	32	420

	583	9,362	83	1,071

Shares repurchased	—	—	—	—

Net increase	583	$9,362	83	$1,071

	Year ended 8/31/11		Year ended 8/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	98,671	$1,526,078	46,742	$631,572

Shares issued in connection with
reinvestment of distributions	4,051	61,813	600	7,827

	102,722	1,587,891	47,342	639,399

Shares repurchased	(36,253)	(556,406)	(11,823)	(158,435)

Net increase	66,469	$1,031,485	35,519	$480,964

40

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value
Class A	192,340	23.31%	$2,812,011

Class M	1,093	28.98	15,881

Class R	1,095	65.69	15,987

Class Y	1,105	0.86	16,210

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$29,878	Payables	$48,766

Total		$29,878		$48,766

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total

Foreign exchange contracts	$—	$97,567	$97,567

Equity contracts	56,196	—	$56,196

Total	$56,196	$97,567	$153,763

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(47,801)	$(47,801)

Total	$(47,801)	$(47,801)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $436 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $7,307,173 and $7,805,179, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

41

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $785,843 as a capital gain dividend with respect to the taxable year ended August 31, 2011, or, if subsequently determined to be different, the net capital gain of such year.

For the period, interest and dividends from foreign countries were $160,737 or $0.16 per share (for all classes of shares). Taxes paid to foreign countries were $10,739 or $0.01 per share (for all classes of shares).

The fund designated 19.70% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended August 31, 2011, the fund hereby designates 47.20%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended August 31, 2011, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $10 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

42

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company, a
Born 1955	a strategic consultant to domestic energy firms and direct	domestic exploration
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	and production
	College and member of the Investment Committee for the	company; UniSource
	college’s endowment. Former Chair and current board	Energy Corporation,
	member of Girls Incorporated of Metro Denver. Member of	an Arizona utility; CVR
	the Finance Committee, The Children’s Hospital of Denver.	Energy, a petroleum
refiner and fertilizer
manufacturer; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chair of Mutual Fund Directors Forum. Chair Emeritus
Trustee since 1994,	of the Board of Trustees of Mount Holyoke College.
Vice Chair from 2005	Director of the Adirondack Land Trust and Trustee of the
to 2011, and Chair	Nature Conservancy’s Adirondack Chapter.
since 2011

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman from 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
to 2011	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

43

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2011, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

44

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

45

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Multi-Cap Growth Fund	Putnam Convertible Income-Growth Trust
Prior to September 1, 2010, the fund was known as	Equity Income Fund
Putnam New Opportunities Fund	George Putnam Balanced Fund
Small Cap Growth Fund	Prior to September 30, 2010, the fund was known as
Voyager Fund	The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Blend	International Value Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

46

Tax-free income	Asset Allocation
AMT-Free Municipal Fund	Putnam Asset Allocation Funds — portfolios
Tax Exempt Income Fund	with allocations to stocks, bonds, and
Tax Exempt Money Market Fund*	money market instruments that are adjusted
Tax-Free High Yield Fund	dynamically within specified ranges as
market conditions change.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	Asset Allocation: Balanced Portfolio
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Conservative Portfolio
and Pennsylvania	Asset Allocation: Growth Portfolio

Absolute Return	Putnam RetirementReady Funds — portfolios
Absolute Return 100 Fund	with automatically adjusting allocations to
Absolute Return 300 Fund	stocks, bonds, and money market instruments,
Absolute Return 500 Fund	becoming more conservative over time.
Absolute Return 700 Fund
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
market investments to generate
retirement income.

Retirement Income Fund Lifestyle 1
Prior to June 16, 2011, the fund was known as Putnam
RetirementReady Maturity Fund
Retirement Income Fund Lifestyle 2
Retirement Income Fund Lifestyle 3
Prior to June 16, 2011, the fund was known as Putnam
Income Strategies Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

47

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

48

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Beth S. Mazor
Putnam Investment	Jameson A. Baxter, Chair	Vice President
Management, LLC	Ravi Akhoury
One Post Office Square	Barbara M. Baumann	Robert R. Leveille
Boston, MA 02109	Charles B. Curtis	Vice President and
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	John A. Hill
Putnam Investments Limited	Paul L. Joskow	Mark C. Trenchard
57–59 St James’s Street	Kenneth R. Leibler	Vice President and
London, England SW1A 1LD	Robert E. Patterson	BSA Compliance Officer
George Putnam, III
Investment Sub-Advisor	Robert L. Reynolds	Robert T. Burns
The Putnam Advisory	W. Thomas Stephens	Vice President and
Company, LLC		Chief Legal Officer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	James P. Pappas
	President	Vice President
Marketing Services
Putnam Retail Management	Jonathan S. Horwitz	Judith Cohen
One Post Office Square	Executive Vice President,	Vice President, Clerk and
Boston, MA 02109	Principal Executive	Assistant Treasurer
Officer, Treasurer and
Custodian	Compliance Liaison	Michael Higgins
State Street Bank		Vice President, Senior Associate
and Trust Company	Steven D. Krichmar	Treasurer and Assistant Clerk
Vice President and
Legal Counsel	Principal Financial Officer	Nancy E. Florek
Ropes & Gray LLP		Vice President, Assistant Clerk,
	Janet C. Smith	Assistant Treasurer and
Independent Registered	Vice President, Assistant	Proxy Manager
Public Accounting Firm	Treasurer and Principal
KPMG LLP	Accounting Officer	Susan G. Malloy
Vice President and
Assistant Treasurer

This report is for the information of shareholders of Putnam Global Consumer Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN718
269878 10/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2011	$51,308	$--	$4,100	$ —
August 31, 2010	$43,906	$--	$3,900	$ —

For the fiscal years ended August 31, 2011 and August 31, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,100 and $3,900 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2011	$ —	$ —	$ —	$ —

August 31, 2010	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 27, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 27, 2011

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2011

Date of reporting period:	September 1, 2010 — August 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGEAX

Putnam Global Energy Fund

Annual report
8 | 31 | 11

A world of investing.™

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of energy companies worldwide.

Putnam
Global Energy
Fund

Annual report
8 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Trustee approval of management contract	15

Other information for shareholders	19

Financial statements	20

Federal tax information	40

About the Trustees	41

Officers	43

Message from the Trustees

Dear Fellow Shareholder:

Markets around the world are grappling with heightened volatility. In the United States, persistently high unemployment and other weak economic data have fueled investors’ risk aversion, while in Europe the sovereign debt crisis shows little sign of abating. Certain bright spots do exist, but it is clear that volatility and uncertainty will remain with us for the near term.

We believe it is important to consult your financial advisor in times like these to consider whether your portfolio reflects an appropriate degree of diversification. In responding to this need, Putnam offers funds with strategies that seek to limit volatility and also employs an active, research-based investment approach that is designed to offer shareholders a potential advantage in this climate by looking for new growth opportunities and seeking to guard against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in energy companies worldwide

The global energy market is a dynamic sector, shaped by the ever-changing balance of geopolitical stability, technological development, and economic growth.

Putnam Global Energy Fund invests at least 80% of its assets in stocks of companies in energy-related industries. The fund’s portfolio managers look for companies around the world that can profit from the global demand for energy.

The fund’s portfolio may include companies engaged in the exploration and production of oil and gas, contractors or owners of oil- and gas-drilling rigs, manufacturers of drilling equipment, and providers of supplies and services to oil and gas companies. Fund holdings may also include coal-mining and production companies, oil-refining companies, and businesses that store and transport oil and gas.

While the fund’s managers focus primarily on large and midsize companies, the fund has the flexibility to invest in businesses of all sizes and at different stages of growth, from newer, rapidly growing companies to established global corporations.

To help temper volatility, the fund’s managers seek to diversify the portfolio — geographically and by industry — and to invest with a long-term view, looking for stocks that can help investors build wealth over time. The managers’ disciplined investment process includes analyzing each stock’s valuation as well as the company’s financial strength, competitive positioning, earnings, and cash flow. They conduct their intensive fundamental research with support from analysts in Putnam’s Global Equity Research group.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging market securities, including illiquidity and volatility. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the risk that the other party to the derivatives transaction will not meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds’ managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund:

Putnam Global Sector Fund

A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric, gas, and water utilities

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

4

Interview with your fund’s portfolio managers

Steven W. Curbow and Jessica L. Wirth

Putnam Global Energy Fund outperformed its Lipper peer group but not its benchmark during a volatile period for energy stocks. Steve, what contributed to performance?

Steve: Active management and stock selection were the key drivers. Two areas that we focused on were companies that supply technology and services to deepwater drilling operations and to extracting natural gas from shale deposits in North America. Our thesis was that both of these areas would deliver growth, and that strategy paid off. Another key factor in the fund’s performance was the result of a specific strategy in holding options in an exchange-traded fund [ETF], when we accurately predicted the spike in oil prices this spring.

How did you manage the fund with macroeconomic turmoil roiling the United States and Europe, civil unrest in North Africa and the Middle East, and volatile oil prices during the period?

Steve: The past 12 months can be divided into two distinct environments. During the first part, rising oil prices and an improving economy lifted energy stocks and spurred investment by energy companies that were confident they could be profitable in such an environment. In 2010, with signs that the economy might be recovering, a positive climate for energy stocks took hold. As global demand for oil increased, prices rose, and many stocks in the sector benefited.

As we entered 2011, however, disruptions began to occur. In short order, we experienced a government overthrow in Egypt and civil unrest in Libya, both oil-producing countries. Libya’s oil production ceased altogether, taking one million barrels of oil away from world supply overnight. As supply diminished and oil prices rose, economic

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/11. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

5

fears ensued, and demand for oil began to fall when consumers and businesses cut back. This led to demand destruction and then falling oil prices, both of which were negative for energy companies and their stocks.

Talk to us about some of the areas of opportunity within the sector. For example, what investment opportunities are you uncovering in companies that service deepwater drilling operations and natural gas extraction from shale rock in North America?

Jessica: The industry has recognized over the past few years that deepwater drilling presents an important opportunity. We are in the early stages of a new cycle of deepwater drilling exploration. Prior to this decade, the deep and “ultra-deep” water had been relatively under-explored frontiers. With new drilling technology and capabilities, this is now possible. Through exposure to oilfield services companies, we have been able to capitalize on this trend.

Another important area of growth within the sector is the extraction of natural gas from shale in North America. Shale gas finds are plentiful in North America and all over the world, and are being exploited on a large-scale in North America due to the availability of pipeline infrastructure to transport the gas to markets. Newer technologies — such as horizontal drilling and hydraulic fracturing, or “fracking” — have contributed to significant advances in getting more gas out of shale deposits. These processes enable energy companies to extract gas that had previously been inaccessible because it was trapped within the shale rock.

Both of these areas — deepwater drilling and natural gas shale extraction — have benefited the oilfield service companies. These companies provide on-site equipment, services, and technology. Those service companies that can provide the best technologies for deep-water drilling and natural gas shale extraction will be the most profitable, in our opinion.

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Weightings will vary over time.

6

Based on the macroeconomic backdrop and these sector trends, where did you find opportunities during the past 12 months?

Steve: In the spring, with global economic turmoil growing and rising oil prices, we made a move that helped performance. We had concerns that oil prices would continue to rise, but that energy stocks would actually struggle as investors worried that very high oil prices would hurt the global economy. As we moved the portfolio to more defensive stocks, we were seeking a way to benefit from rising oil prices.

We bought options in the United States Oil Fund, an ETF that owns oil futures in West Texas Intermediate oil prices. We were able to take a position in the ETF that allowed us to achieve returns when oil prices rose. Anticipating a sharp rise in oil this spring, the strategy allowed us to purchase oil futures at a lower price and then sell them at a higher price. We have since exited the position in the ETF.

Another top performer was an overweight position in National Oilwell Varco, a provider of land-based and offshore drilling rigs and related equipment and services. We believe that this company is positioned to benefit from both the offshore drilling trend, which will require the industry to build new rigs capable of exploring in deep water, and from the upgrades to the existing worldwide drilling fleet. More challenging drilling environments and a heightened awareness of safety are driving a replacement cycle for all classes of offshore rigs.

Schlumberger, an oilfield services company, was another top contributor and overweight position of the fund. We believe the company is strategically positioned to benefit from both the deepwater drilling and North American shale gas themes. Schlumberger

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 8/31/11. Short-term holdings are excluded. Holdings will vary over time.

7

is the technology leader in providing well-site operations, research capabilities, and engineering services.

Which stock selections did you find disappointing?

Jessica: Cairn Energy, a U.K.-based exploration and production company, was the top detractor. We had an overweight position in Cairn during the period, and the stock suffered in large part because of a delayed sale of Cairn’s Indian subsidiary to Vedanta Resources, another U.K. company. Government regulators in India have prolonged approval of the sale, but we still hold the stock.

Petroleo Brasileiro [Petrobras], an out-of-benchmark holding, also hurt performance. The company is Latin America’s largest company and is majority-owned by the Brazilian government. During the period, the company did a very large secondary offering to raise capital for the purchase of additional offshore leases. This process served as an overhang on Petrobras shares. In addition, the Brazilian government held gasoline prices flat to curb inflation, and this weighed on Petrobras’s refining margins.

Tullow Oil, a U.K.-based oil explorer, was an overweight position that detracted from performance. Tullow shares were negatively impacted by a delay in the approval of an onshore oil development in Uganda. In addition, the company’s exploration and production activities offshore of Ghana have produced mixed results, although more recent exploration activities have yielded some success.

What is your outlook for the energy sector and the global economy?

Steve: Our outlook is constructive on the energy sector, provided that global demand for oil remains steady, and we maintain a healthy supply-demand balance and avoid any spikes in oil prices. If oil prices do spike, demand destruction will likely occur, with consumers cutting back on their driving and businesses curbing energy costs. A dramatic drop in oil demand, as we have seen during the

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Data in the chart reflect a new calculation methodology put into effect within the past six months.

8

past 12 months, is generally not good for most energy stocks.

Of course, we are very cognizant of the unsettling nature of the economic picture in the United States and the ongoing European sovereign debt crisis. We recognize that a significant number of global economies are confronting serious challenges that will likely take years to resolve.

Our strategy with the Global Energy Fund will be to remain in the trenches and to uncover companies with solid assets and solid balance sheets. We will continue with our deepwater drilling and natural shale gas strategies already in place, believing that these trends should drive growth in the sector over time. With the fund, we will continue along the course that we were on at the end of this period, looking for the right positions and the right plays that work as long-term investments for our shareholders.

Thank you, Steve and Jessica, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Steven W. Curbow has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from the University of Southern California. Steven joined Putnam in 2008 and has been in the investment industry since 1996.

Portfolio Manager Jessica L. Wirth has an M.B.A. from the Wharton School of the University of Pennsylvania and a B.A. from Dartmouth College. Jessica joined Putnam in 2004 and has been in the investment industry since 2001.

IN THE NEWS

With economic storm clouds darkening, the Organisation for Economic Co-operation and Development (OECD) recently slashed its growth forecasts for the United States and many other countries for the remainder of 2011. In its interim forecast, released in early September, the OECD estimates that the United States economy will grow 1.1% in the third quarter and 0.4% in the fourth, down from the 2.9% and 3% growth it had predicted in May. Meanwhile, the OECD predicts that Japan will expand 4.1% in the third quarter before stagnating in the fourth, and that the German economy will grow 2.6% in the third quarter and shrink 1.4% in the fourth. For the third and fourth quarters, the United Kingdom is predicted to grow grow 0.4% and 0.3%, respectively. The OECD also said that central banks around the world should be ready to ease monetary policy if economies weaken further.

9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	40.58%	32.49%	37.78%	34.78%	37.73%	37.73%	38.73%	33.91%	39.63%	41.52%
Annual average	13.44	10.98	12.60	11.68	12.58	12.58	12.88	11.41	13.15	13.72

1 year	24.94	17.74	24.09	19.09	24.02	23.02	24.40	20.10	24.67	25.22

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 8/31/11

		Lipper Global Natural Resources Funds
	MSCI World Energy Index (ND)	category average*

Life of fund	38.49%	61.76%
Annual average	12.81	18.35

1 year	26.42	18.57

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year and life-of-fund periods ended 8/31/11, there were 133 and 112 funds, respectively, in this Lipper category.

10

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $13,778 ($13,478 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $13,773, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $13,391. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $13,963 and $14,152, respectively.

Fund price and distribution information For the 12-month period ended 8/31/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.155		$0.084	$0.089	$0.107		$0.151	$0.183

Capital gains — Long-term	0.325		0.325	0.325	0.325		0.325	0.325

Capital gains — Short-term	0.125		0.125	0.125	0.125		0.125	0.125

Total	$0.605		$0.534	$0.539	$0.557		$0.601	$0.633

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/10	$10.96	$11.63	$10.84	$10.85	$10.88	$11.27	$10.94	$10.99

8/31/11	13.10	13.90	12.93	12.93	12.99	13.46	13.05	13.14

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

11

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	21.90%	14.90%	19.45%	16.45%	19.41%	19.41%	20.26%	16.08%	21.12%	22.78%
Annual average	7.38	5.12	6.60	5.63	6.58	6.58	6.86	5.51	7.13	7.66

1 year	–2.35	–7.95	–3.06	–7.72	–3.11	–4.04	–2.88	–6.29	–2.55	–2.13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 8/31/10*†	1.45%	2.20%	2.20%	1.95%	1.70%	1.20%

Total annual operating expenses for the fiscal year
ended 8/31/10*	2.29%	3.04%	3.04%	2.79%	2.54%	2.04%

Annualized expense ratio for the six-month period
ended 8/31/11‡	1.40%	2.15%	2.15%	1.90%	1.65%	1.15%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a management contract effective 1/1/10.

† Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/11.

‡ For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

12

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2011, to August 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.58	$10.09	$10.09	$8.92	$7.75	$5.41

Ending value (after expenses)	$865.30	$862.00	$862.00	$863.10	$864.20	$866.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2011, use the following calculation method. To find the value of your investment on March 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.12	$10.92	$10.92	$9.65	$8.39	$5.85

Ending value (after expenses)	$1,018.15	$1,014.37	$1,014.37	$1,015.63	$1,016.89	$1,019.41

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Energy Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the energy sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2011. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing

15

management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, both of the expense limitations applied during its fiscal year ending in 2010. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds).

16

The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s

17

performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered information about the absolute return of your fund, and your fund’s performance relative to its internal benchmark. Putnam Global Energy Fund’s class A shares’ return net of fees and expenses was positive over the one-year period ended December 31, 2010, and exceeded the return of its internal benchmark over the one-year period.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

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Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2011, Putnam employees had approximately $323,000,000 and the Trustees had approximately $70,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Global Energy Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period from December 18, 2008 (commencement of operations) to August 31, 2009. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Energy Fund as of August 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 11, 2011

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The fund’s portfolio 8/31/11

COMMON STOCKS (97.7%)*	Shares	Value

Construction and engineering (0.4%)
KBR, Inc.	2,100	$63,105

		63,105
Energy equipment and services (15.1%)
AMEC PLC (United Kingdom)	12,431	184,378

Baker Hughes, Inc.	5,900	360,549

Key Energy Services, Inc. †	4,200	60,438

National Oilwell Varco, Inc.	7,100	469,452

Oil States International, Inc. †	1,100	72,688

Schlumberger, Ltd.	11,850	925,722

Technip SA (France)	4,591	448,520

TGS-NOPEC Geophysical Co. ASA (Norway)	5,742	144,033

		2,665,780
Oil, gas, and consumable fuels (81.9%)
Apache Corp.	5,200	535,964

BG Group PLC (United Kingdom)	42,690	923,205

BP PLC (United Kingdom)	60,402	395,690

Brigham Exploration Co. †	3,200	93,120

Cairn Energy PLC (United Kingdom) †	52,066	282,995

Canadian Natural Resources, Ltd. (Canada)	16,900	638,550

Chevron Corp.	11,997	1,186,623

CNOOC, Ltd. (China)	40,000	81,380

Cobalt International Energy, Inc. †	10,248	99,098

CONSOL Energy, Inc.	6,900	315,054

Devon Energy Corp.	3,100	210,273

Exxon Mobil Corp.	33,698	2,495,000

Gazprom OAO ADR (Russia)	13,113	163,165

Hess Corp.	8,000	474,720

Inpex Corp. (Japan)	71	481,236

Kosmos Energy, Ltd. †	7,995	110,971

Linn Energy, LLC (Units)	2,480	93,868

Newfield Exploration Co. †	7,800	398,190

Nexen, Inc. (Canada)	15,505	331,238

Noble Energy, Inc.	4,300	379,948

Occidental Petroleum Corp.	6,929	601,021

OGX Petroleo e Gas Participacoes SA (Brazil) †	11,900	85,847

Petroleo Brasileiro SA ADR (Preference) (Brazil)	5,000	133,250

QEP Resources, Inc.	2,300	80,983

Rosetta Resources, Inc. † S	1,100	50,545

Royal Dutch Shell PLC Class A (United Kingdom)	29,621	993,167

Royal Dutch Shell PLC Class B (United Kingdom)	21,650	730,547

Santos, Ltd. (Australia)	11,150	140,824

Saras SpA (Italy) †	42,347	77,076

Southwestern Energy Co. †	4,200	159,390

Sunoco, Inc.	7,700	293,678

Swift Energy Co. †	2,900	89,465

Total SA (France)	17,763	868,094

Tullow Oil PLC (United Kingdom)	24,984	436,036

		14,430,211

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COMMON STOCKS (97.7%)* cont.	Shares	Value

Semiconductors and semiconductor equipment (0.3%)
First Solar, Inc. † S	500	$49,989

		49,989

Total common stocks (cost $17,122,180)		$17,209,085

SHORT-TERM INVESTMENTS (2.7%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.17% [d]	88,161	$88,161

Putnam Money Market Liquidity Fund 0.05% [e]	389,679	389,679

Total short-term investments (cost $477,840)		$477,840

TOTAL INVESTMENTS

Total investments (cost $17,600,020)		$17,686,925

Key to holding’s abbreviations

ADR	American Depository Receipts
OAO	Open Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2010 through August 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $17,614,073.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $58,255 to cover certain derivatives contracts.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY*

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

United States	57.2%	Russia	0.9%

United Kingdom	22.4	Norway	0.8

France	7.5	Australia	0.8

Canada	5.5	China	0.5

Japan	2.7	Other	0.5

Brazil	1.2	Total	100.0%

* Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

23

FORWARD CURRENCY CONTRACTS at 8/31/11 (aggregate face value $7,239,822)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	9/21/11	$19,728	$20,144	$(416)

	British Pound	Sell	9/21/11	232,211	232,710	499

	Canadian Dollar	Buy	9/21/11	412,573	422,084	(9,511)

	Euro	Sell	9/21/11	32,780	32,392	(388)

Barclays Bank PLC

	British Pound	Sell	9/21/11	189,504	189,970	466

	Canadian Dollar	Buy	9/21/11	140,552	144,235	(3,683)

	Euro	Buy	9/21/11	56,502	55,800	702

	Japanese Yen	Buy	9/21/11	51,880	51,566	314

Citibank, N.A.

	Australian Dollar	Buy	9/21/11	28,579	29,183	(604)

	British Pound	Buy	9/21/11	527,591	529,861	(2,270)

	Canadian Dollar	Buy	9/21/11	69,000	70,604	(1,604)

	Euro	Buy	9/21/11	30,767	30,384	383

	Hong Kong Dollar	Sell	9/21/11	100,922	100,813	(109)

	Swiss Franc	Buy	9/21/11	114,848	118,200	(3,352)

Credit Suisse AG

	Australian Dollar	Sell	9/21/11	20,047	16,881	(3,166)

	British Pound	Sell	9/21/11	536,197	537,358	1,161

	Canadian Dollar	Buy	9/21/11	126,467	129,313	(2,846)

	Euro	Buy	9/21/11	137,301	135,631	1,670

	Japanese Yen	Buy	9/21/11	107,574	106,761	813

	Norwegian Krone	Sell	9/21/11	48,762	48,196	(566)

Deutsche Bank AG

	Australian Dollar	Buy	9/21/11	51,612	52,696	(1,084)

	Canadian Dollar	Sell	9/21/11	2,552	2,610	58

	Euro	Buy	9/21/11	12,508	12,354	154

Goldman Sachs International

	Australian Dollar	Buy	9/21/11	21,221	21,665	(444)

	British Pound	Buy	9/21/11	86,064	86,267	(203)

	Canadian Dollar	Sell	9/21/11	344,389	352,234	7,845

	Euro	Buy	9/21/11	303,069	299,269	3,800

	Japanese Yen	Sell	9/21/11	233,473	231,818	(1,655)

	Norwegian Krone	Buy	9/21/11	62,723	62,062	661

HSBC Bank USA, National Association

	British Pound	Sell	9/21/11	193,076	193,586	510

	Norwegian Krone	Sell	9/21/11	35,919	35,597	(322)

JPMorgan Chase Bank, N.A.

	British Pound	Sell	9/21/11	42,383	42,477	94

	Canadian Dollar	Buy	9/21/11	362,660	371,022	(8,362)

	Euro	Sell	9/21/11	347,638	343,396	(4,242)

	Japanese Yen	Buy	9/21/11	128,653	127,759	894

24

FORWARD CURRENCY CONTRACTS at 8/31/11 (aggregate face value $7,239,822) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	9/21/11	$78,164	$79,728	$(1,564)

	British Pound	Sell	9/21/11	17,538	17,701	163

	Canadian Dollar	Buy	9/21/11	392,873	401,397	(8,524)

	Euro	Sell	9/21/11	140,608	138,895	(1,713)

	Japanese Yen	Sell	9/21/11	97,865	97,207	(658)

	Swiss Franc	Sell	9/21/11	67,741	74,760	7,019

State Street Bank and Trust Co.

	Canadian Dollar	Buy	9/21/11	41,237	50,946	(9,709)

	Euro	Buy	9/21/11	29,185	28,828	357

UBS AG

	Australian Dollar	Buy	9/21/11	8,104	8,275	(171)

	British Pound	Sell	9/21/11	307,883	309,342	1,459

	Canadian Dollar	Sell	9/21/11	85,740	87,683	1,943

	Euro	Buy	9/21/11	53,339	52,688	651

	Norwegian Krone	Buy	9/21/11	197,061	195,160	1,901

	Swiss Franc	Buy	9/21/11	55,435	57,050	(1,615)

Westpac Banking Corp.

	Australian Dollar	Buy	9/21/11	49,586	50,612	(1,026)

	British Pound	Buy	9/21/11	20,785	20,831	(46)

	Canadian Dollar	Buy	9/21/11	122,894	124,516	(1,622)

	Euro	Buy	9/21/11	29,904	29,540	364

	Japanese Yen	Sell	9/21/11	178,989	177,765	(1,224)

Total						$(38,818)

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Energy	$10,745,645	$6,350,346	$—

Industrials	63,105	—	—

Information technology	49,989	—	—

Total common stocks	10,858,739	6,350,346	—

Short-term investments	389,679	88,161	—

Totals by level	$11,248,418	$6,438,507	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(38,818)	$—

Totals by level	$—	$(38,818)	$—

The accompanying notes are an integral part of these financial statements.

25

Statement of assets and liabilities 8/31/11

ASSETS

Investment in securities, at value, including $84,334 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $17,122,180)	$17,209,085
Affiliated issuers (identified cost $477,840) (Notes 1 and 6)	477,840

Cash	23,829

Dividends, interest and other receivables	61,110

Receivable for shares of the fund sold	58,499

Receivable for investments sold	248,395

Unrealized appreciation on forward currency contracts (Note 1)	33,881

Receivable from Manager (Note 2)	6,771

Total assets	18,119,410

LIABILITIES

Payable for investments purchased	251,340

Payable for shares of the fund repurchased	1,886

Payable for investor servicing fees (Note 2)	4,808

Payable for custodian fees (Note 2)	12,806

Payable for Trustee compensation and expenses (Note 2)	1,385

Payable for administrative services (Note 2)	75

Payable for distribution fees (Note 2)	8,759

Payable for auditing fees	51,400

Unrealized depreciation on forward currency contracts (Note 1)	72,699

Collateral on securities loaned, at value (Note 1)	88,161

Other accrued expenses	12,018

Total liabilities	505,337

Net assets	$17,614,073

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$16,848,777

Undistributed net investment income (Note 1)	185,032

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	532,283

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	47,981

Total — Representing net assets applicable to capital shares outstanding	$17,614,073

(Continued on next page)

26

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($12,275,646 divided by 937,205 shares)	$13.10

Offering price per class A share (100/94.25 of $13.10)*	$13.90

Net asset value and offering price per class B share ($2,147,231 divided by 166,085 shares)**	$12.93

Net asset value and offering price per class C share ($990,960 divided by 76,628 shares)**	$12.93

Net asset value and redemption price per class M share ($379,037 divided by 29,188 shares)	$12.99

Offering price per class M share (100/96.50 of $12.99)*	$13.46

Net asset value, offering price and redemption price per class R share
($591,692 divided by 45,329 shares)	$13.05

Net asset value, offering price and redemption price per class Y share
($1,229,507 divided by 93,561 shares)	$13.14

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

27

Statement of operations Year ended 8/31/11

INVESTMENT INCOME

Dividends (net of foreign tax of $15,697)	$303,859

Interest (including interest income of $598 from investments in affiliated issuers) (Note 6)	907

Securities lending (Note 1)	1,206

Total investment income	305,972

EXPENSES

Compensation of Manager (Note 2)	96,959

Investor servicing fees (Note 2)	48,973

Custodian fees (Note 2)	19,649

Trustee compensation and expenses (Note 2)	966

Administrative services (Note 2)	420

Distribution fees — Class A (Note 2)	28,229

Distribution fees — Class B (Note 2)	17,458

Distribution fees — Class C (Note 2)	8,453

Distribution fees — Class M (Note 2)	2,249

Distribution fees — Class R (Note 2)	1,059

Auditing	51,746

Other	19,004

Fees waived and reimbursed by Manager (Note 2)	(60,578)

Total expenses	234,587

Expense reduction (Note 2)	(807)

Net expenses	233,780

Net investment income	72,192

Net realized gain on investments (Notes 1 and 3)	600,473

Net realized gain on foreign currency transactions (Note 1)	148,547

Net realized gain on written options (Notes 1 and 3)	147,552

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(24,665)

Net unrealized appreciation of investments during the year	343,934

Net gain on investments	1,215,841

Net increase in net assets resulting from operations	$1,288,033

The accompanying notes are an integral part of these financial statements.

28

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 8/31/11	Year ended 8/31/10

Operations:
Net investment income	$72,192	$64,683

Net realized gain on investments
and foreign currency transactions	896,572	270,876

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	319,269	(868,413)

Net increase (decrease) in net assets resulting from operations	1,288,033	(532,854)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(101,468)	(78,152)

Class B	(6,391)	(5,133)

Class C	(3,998)	(2,142)

Class M	(1,800)	(1,412)

Class R	(396)	(109)

Class Y	(7,873)	(4,263)

Net realized short-term gain on investments

Class A	(81,829)	(101,818)

Class B	(9,510)	(8,258)

Class C	(5,616)	(3,738)

Class M	(2,103)	(2,123)

Class R	(328)	(185)

Class Y	(5,378)	(4,838)

From net realized long-term gain on investments
Class A	(212,754)	—

Class B	(24,726)	—

Class C	(14,601)	—

Class M	(5,467)	—

Class R	(852)	—

Class Y	(13,983)	—

Redemption fees (Note 1)	6,786	2,533

Increase from capital share transactions (Note 4)	8,116,178	3,448,720

Total increase in net assets	8,911,924	2,706,228

NET ASSETS

Beginning of year	8,702,149	5,995,921

End of year (including undistributed net investment
income of $185,032 and $87,121, respectively)	$17,614,073	$8,702,149

The accompanying notes are an integral part of these financial statements.

29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [b]	end of period	value (%) [c]	(in thousands)	(%) [d,e]	net assets (%) [e]	(%)

Class A
August 31, 2011	$10.96	.08	2.67	2.75	(.16)	(.45)	(.61)	—	$13.10	24.94	$12,276	1.40	.58	61
August 31, 2010	11.53	.10	(.34)	(.24)	(.14)	(.19)	(.33)	—	10.96	(2.45)	6,891	1.48	.85	57
August 31, 2009†	10.00	.13	1.40	1.53	— [b]	—	— [b]	—	11.53	15.34 *	5,269	1.04*	1.22*	29*

Class B
August 31, 2011	$10.84	(.02)	2.64	2.62	(.08)	(.45)	(.53)	—	$12.93	24.09	$2,147	2.15	(.14)	61
August 31, 2010	11.47	.02	(.34)	(.32)	(.12)	(.19)	(.31)	—	10.84	(3.20)	781	2.23	.18	57
August 31, 2009†	10.00	.08	1.39	1.47	— [b]	—	— [b]	—	11.47	14.71 *	256	1.57*	.74*	29*

Class C
August 31, 2011	$10.85	(.02)	2.64	2.62	(.09)	(.45)	(.54)	—	$12.93	24.02	$991	2.15	(.12)	61
August 31, 2010	11.47	.02	(.34)	(.32)	(.11)	(.19)	(.30)	—	10.85	(3.19)	469	2.23	.13	57
August 31, 2009†	10.00	.08	1.39	1.47	— [b]	—	— [b]	—	11.47	14.71 *	150	1.57*	.70*	29*

Class M
August 31, 2011	$10.88	.02	2.65	2.67	(.11)	(.45)	(.56)	—	$12.99	24.40	$379	1.90	.12	61
August 31, 2010	11.49	.05	(.35)	(.30)	(.12)	(.19)	(.31)	—	10.88	(2.96)	173	1.98	.45	57
August 31, 2009†	10.00	.10	1.39	1.49	— [b]	—	— [b]	—	11.49	14.92 *	65	1.39*	.91*	29*

Class R
August 31, 2011	$10.94	.09	2.62	2.71	(.15)	(.45)	(.60)	—	$13.05	24.67	$592	1.65	.67	61
August 31, 2010	11.51	.07	(.34)	(.27)	(.11)	(.19)	(.30)	—	10.94	(2.71)	14	1.73	.60	57
August 31, 2009†	10.00	.10	1.41	1.51	— [b]	—	— [b]	—	11.51	15.12 *	12	1.22*	1.01*	29*

Class Y
August 31, 2011	$10.99	.12	2.66	2.78	(.18)	(.45)	(.63)	—	$13.14	25.22	$1,230	1.15	.88	61
August 31, 2010	11.55	.14	(.35)	(.21)	(.16)	(.19)	(.35)	—	10.99	(2.19)	373	1.23	1.14	57
August 31, 2009†	10.00	.16	1.39	1.55	— [b]	—	— [b]	—	11.55	15.55 *	244	.86*	1.49*	29*

* Not annualized.

† For the period December 18, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amount (Note 2):

Percentage of
average net assets

August 31, 2011	0.39%

August 31, 2010	1.14

August 31, 2009	4.00

The accompanying notes are an integral part of these financial statements.

30	31

Notes to financial statements 8/31/11

Note 1: Significant accounting policies

Putnam Global Energy Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential. The fund concentrates its investments in one sector which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from September 1, 2010 through August 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management, does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Options contracts The fund uses options contracts to generate additional income for the portfolio. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately 100,000 on purchased options contracts for the reporting period.

E) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $5,500,000 on forward currency contracts for the reporting period.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $53,181 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

G) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $84,334 and the fund received cash collateral of $88,161.

H) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

I) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a

34

commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three periods remains subject to examination by the Internal Revenue Service.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions and foreign currency gains and losses. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $147,645 to increase undistributed net investment income and $147,645 to decrease accumulated net realized gains.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,352,353
Unrealized depreciation	(1,332,844)

Net unrealized appreciation	19,509
Undistributed ordinary income	141,800
Undistributed short-term gain	356,550
Undistributed long-term gain	247,654
Cost for federal income tax purposes	$17,667,416

L) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion,
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing

35

contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $60,578 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $63 under the expense offset arrangements and by $744 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $13, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

36

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $20,047 and $333 from the sale of class A and class M shares, respectively, and received $1,966 and $256 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $16,861,302 and $9,169,577, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written equity option	Written equity option
	contract amounts	premiums received

Written options outstanding at the
beginning of the reporting period	—	$—

Options opened	331,579	175,737

Options exercised	—	—

Options expired	—	—

Options closed	(331,579)	(175,737)

Written options outstanding at the
end of the reporting period	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/11		Year ended 8/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	535,578	$7,688,519	315,909	$3,893,076

Shares issued in connection with
reinvestment of distributions	28,846	385,101	14,215	176,971

	564,424	8,073,620	330,124	4,070,047

Shares repurchased	(256,144)	(3,543,498)	(158,334)	(1,873,402)

Net increase	308,280	$4,530,122	171,790	$2,196,645

	Year ended 8/31/11		Year ended 8/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	151,503	$2,156,140	71,971	$873,288

Shares issued in connection with
reinvestment of distributions	3,011	39,894	1,062	13,163

	154,514	2,196,034	73,033	886,451

Shares repurchased	(60,487)	(804,560)	(23,250)	(277,958)

Net increase	94,027	$1,391,474	49,783	$608,493

37

	Year ended 8/31/11		Year ended 8/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	59,308	$843,400	41,118	$486,208

Shares issued in connection with
reinvestment of distributions	1,260	16,700	435	5,394

	60,568	860,100	41,553	491,602

Shares repurchased	(27,177)	(374,434)	(11,368)	(129,529)

Net increase	33,391	$485,666	30,185	$362,073

	Year ended 8/31/11		Year ended 8/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	16,056	$228,447	13,717	$170,868

Shares issued in connection with
reinvestment of distributions	688	9,133	285	3,535

	16,744	237,580	14,002	174,403

Shares repurchased	(3,494)	(48,951)	(3,744)	(46,409)

Net increase	13,250	$188,629	10,258	$127,994

	Year ended 8/31/11		Year ended 8/31/10

Class R	Shares	Amount	Shares	Amount

Shares sold	55,356	$795,441	280	$3,310

Shares issued in connection with
reinvestment of distributions	118	1,576	24	294

	55,474	797,017	304	3,604

Shares repurchased	(11,436)	(167,028)	(13)	(145)

Net increase	44,038	$629,989	291	$3,459

	Year ended 8/31/11		Year ended 8/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	93,563	$1,359,555	24,756	$293,868

Shares issued in connection with
reinvestment of distributions	2,006	26,818	730	9,100

	95,569	1,386,373	25,486	302,968

Shares repurchased	(35,994)	(496,075)	(12,667)	(152,912)

Net increase	59,575	$890,298	12,819	$150,056

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percent of ownership	Value

Class A	210,202	22.4%	$2,753,646

Class R	1,070	2.4	13,963

Class Y	1,077	1.2	14,152

38

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$33,881	Payables	$72,699

Total		$33,881		$72,699

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total

Foreign exchange contracts	$—	$154,814	$154,814

Equity contracts	6,631	—	$6,631

Total	$6,631	$154,814	$161,445

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(25,303)	$(25,303)

Total	$(25,303)	$(25,303)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $598 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $6,959,597 and $6,924,215, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

39

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $392,240 as a capital gain dividend with respect to the taxable year ended August 31, 2011, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 21.52% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended August 31, 2011, the fund hereby designates 54.13%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended August 31, 2011, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $24 of distributions paid as qualifying to be taxed as interest-related dividends, and $104,764 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

40

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company, a
Born 1955	a strategic consultant to domestic energy firms and direct	domestic exploration
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	and production
	College and member of the Investment Committee for the	company; UniSource
	college’s endowment. Former Chair and current board	Energy Corporation,
	member of Girls Incorporated of Metro Denver. Member of	an Arizona utility; CVR
	the Finance Committee, The Children’s Hospital of Denver.	Energy, a petroleum
refiner and fertilizer
manufacturer; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chair of Mutual Fund Directors Forum. Chair Emeritus
Trustee since 1994,	of the Board of Trustees of Mount Holyoke College.
Vice Chair from 2005	Director of the Adirondack Land Trust and Trustee of the
to 2011, and Chair	Nature Conservancy’s Adirondack Chapter.
since 2011

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman from 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
to 2011	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

41

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2011, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

42

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Beth S. Mazor
Putnam Investment	Jameson A. Baxter, Chair	Vice President
Management, LLC	Ravi Akhoury
One Post Office Square	Barbara M. Baumann	Robert R. Leveille
Boston, MA 02109	Charles B. Curtis	Vice President and
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	John A. Hill
Putnam Investments Limited	Paul L. Joskow	Mark C. Trenchard
57–59 St James’s Street	Kenneth R. Leibler	Vice President and
London, England SW1A 1LD	Robert E. Patterson	BSA Compliance Officer
George Putnam, III
Investment Sub-Advisor	Robert L. Reynolds	Robert T. Burns
The Putnam Advisory	W. Thomas Stephens	Vice President and
Company, LLC		Chief Legal Officer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	James P. Pappas
	President	Vice President
Marketing Services
Putnam Retail Management	Jonathan S. Horwitz	Judith Cohen
One Post Office Square	Executive Vice President,	Vice President, Clerk and
Boston, MA 02109	Principal Executive	Assistant Treasurer
Officer, Treasurer and
Custodian	Compliance Liaison	Michael Higgins
State Street Bank		Vice President, Senior Associate
and Trust Company	Steven D. Krichmar	Treasurer and Assistant Clerk
Vice President and
Legal Counsel	Principal Financial Officer	Nancy E. Florek
Ropes & Gray LLP		Vice President, Assistant Clerk,
	Janet C. Smith	Assistant Treasurer and
Independent Registered	Vice President, Assistant	Proxy Manager
Public Accounting Firm	Treasurer and Principal
KMPG LLP	Accounting Officer	Susan G. Malloy
Vice President and
Assistant Treasurer

This report is for the information of shareholders of Putnam Global Energy Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN719
269879 10/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2011	$51,308	$--	$4,100	$ —
August 31, 2010	$43,906	$--	$3,900	$ —

For the fiscal years ended August 31, 2011 and August 31, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,100 and $3,900 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2011	$ —	$ —	$ —	$ —

August 31, 2010	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 27, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 27, 2011

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2011

Date of reporting period:	September 1, 2010 — August 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGFFX

Putnam Global Financials Fund

Annual report
8|31|11

A world of investing.℠

Putnam Investments

THIS GLOBAL SECTOR FUND invests in stocks of financial companies worldwide.

Putnam
Global Financials
Fund

Annual report
8 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Trustee approval of management contract	15

Other information for shareholders	19

Financial statements	20

Federal tax information	41

About the Trustees	42

Officers	44

Message from the Trustees

Dear Fellow Shareholder:

Markets around the world are grappling with heightened volatility. In the United States, persistently high unemployment and other weak economic data have fueled investors’ risk aversion, while in Europe the sovereign debt crisis shows little sign of abating. Certain bright spots do exist, but it is clear that volatility and uncertainty will remain with us for the near term.

We believe it is important to consult your financial advisor in times like these to consider whether your portfolio reflects an appropriate degree of diversification. In responding to this need, Putnam offers funds with strategies that seek to limit volatility and also employs an active, research-based investment approach that is designed to offer shareholders a potential advantage in this climate by looking for new growth opportunities and seeking to guard against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in financial companies worldwide

In a market economy, the financials sector performs vital functions. For example, banks provide the flow of funding that allows all industries to grow and thrive, while insurance companies help businesses and households recover from unexpected problems. The importance of these roles means that well-managed financial institutions rarely become obsolete, a feature that can make them attractive investments.

As economies develop over time, the financials sector also evolves. From the popularization of credit cards in the 1960s to the introduction of ATMs, financial services advance along with technology and shifting consumer habits. With these changes comes new potential for investors.

Putnam Global Financials Fund pursues growth opportunities by investing in stocks of financial companies worldwide. The fund’s manager works with sector analysts who analyze companies to identify those best positioned to reward investors. The fund also seeks the most attractive industries within the sector, choosing primarily from banking, insurance, and real estate, as well as credit card companies and brokerage firms.

The fund’s global mandate enables it to benefit from investments in many different countries. Since finance is integrated with all other business sectors, the performance of financial companies often reflects the strength of a nation’s economy. Approximately one third of the financial stocks available to investors (measured by market capitalization) trade in the United States. Other large markets are Japan and the United Kingdom. Each country has a different set of financial regulations, which is why it is beneficial for the fund’s manager to compare opportunities across companies, industries, and countries.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds’ managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund:

Putnam Global Sector Fund

A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric, gas, and water utilities

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

4

Interview with your fund’s portfolio manager

David Morgan

David, the financials sector has hit another rough stretch in the second half of the fiscal year. What were the issues that confronted the sector?

Three major risks have afflicted the financials sector for some time: sovereign debt risk, or national indebtedness in developed nations; new regulations and the uncertainty surrounding them; and the pace of economic development. All have played some role in the sector’s recent performance. Also, a new concern has emerged surrounding litigation against investment banks that sold mortgage-backed securities during the housing bubble. This litigation primarily affects U.S. investment banks but also has an impact among European financial institutions.

Without question, European sovereign debt risk is the biggest issue facing the financials sector today, and it has pushed down the prices of bank stocks in both Europe and the United States significantly since April. The fear is that Greece’s insolvency will cause a default and produce significant market turmoil. Greece, along with Ireland and Portugal, has received financial support from the European Union, the European Central Bank, and the International Monetary Fund. In July, the European Financial Stability Facility (EFSF) was created as a backstop. However, since July new doubts have emerged.

How can a small economy such as Greece have such a major impact?

Investors fear that a default by Greece could have unforeseeable consequences, which could include bank failures and additional sovereign defaults by Portugal or Ireland, and perhaps even Spain or Italy. These last two countries are too large for the financing that European nations have so far assembled under the EFSF. Spain has approximately $750 billion in sovereign debt and Italy has $1.8 trillion. At

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/11. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

5

this point, the EFSF has about $250 billion, since nearly $200 billion has been extended to Greece, Ireland, and Portugal.

Additionally, the EFSF itself is subject to wide-ranging political contingencies. While national leaders agreed to the EFSF, it must also gain parliamentary ratification in the 17 nations that use the euro, and political resistance is building. Today, politics, rather than business fundamentals, can have a significant impact on bank stock prices. This problem is likely to last until the EFSF establishes a successful track record, or Greece’s situation is resolved in an orderly manner that reassures the market that contagion is unlikely.

How are banks connected to the sovereign debt problem?

The crisis influences banks in two ways: funding and capital levels. European banks, significantly more than their U.S. counterparts, are highly reliant on wholesale funding, such as deposits from money market fund and debt investors, to supplement customer deposit accounts, where the cost of funding is linked to the cost at which the domestic government can borrow. For many banks, increasing concerns about sovereign debt issues have raised the cost of this funding and, in some cases, access to wholesale funding has been shut off completely. Hence, as government debts have increased, so have their borrowing costs. In turn, this trend has raised the cost of this funding for banks.

Second, many European banks have large direct ownership of sovereign bonds, whose declining values could represent a significant hit to the banks’ capital. As bond prices drop, the banks have less capital, but regulations require certain minimum capital levels. Banks can turn to equity markets to raise capital, but given the risks, raising capital in this manner would be expensive and potentially could dilute value for current shareholders. Also, the problem is large. Should contagion spread to Spain and Italy, I estimate that stabilizing Europe’s banking system would require $250 billion in capital in short order.

Given the capital situation, the ultimate problem is that, while a Greek default in

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Weightings will vary over time.

6

isolation is theoretically manageable, there is a possibility of such a crisis spreading and threatening the solvency of Italy and Spain. This contagion would be quite destructive, such that one or more banks could become insolvent and fail, as Lehman Brothers did in 2008. This possibility puts the banking system at risk, and it is why the market has pushed down valuations across the banking industry. In my view, bank stock prices now reflect the likelihood of a default by Greece, but they do not yet fully reflect the risk of Spain or Italy defaulting.

Let’s turn to the fund. How has Europe’s situation influenced your portfolio decisions?

The fund has a significant underweight position in Europe’s banking industry relative to our sector index benchmark, and we have continued to trim and remove stocks from the portfolio during the course of this fiscal year.

We prefer banks in the United States, Asia, and emerging markets over European banks. The fund has significant positions in Industrial and Commercial Bank of China, China Construction Bank, Sberbank in Russia, and Banco Bradesco in Brazil. In the emerging markets and Asia, the fundamental business conditions for banks are more attractive. These regions have experienced financial crises in the past 25 years that have led to tighter regulations, and I believe the banks are more solid as businesses. In addition, I believe that the emerging economies themselves have stronger long-term growth potential, and they have not yet been fully penetrated with banking or other financial services.

This positioning generally helped the fund’s performance during the annual period, although as the crisis worsened in August, we saw a decline in relative performance and the fund fell behind the benchmark. With a majority of fund assets invested in non-U.S. stocks,

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 8/31/11. Short-term holdings are excluded. Holdings will vary over time.

7

foreign currency exposure added slightly to performance. We selectively hedged the exposures with forward currency contracts, a type of derivative. We also used another type of derivative — total return swaps — to manage and hedge industry risk.

For fund performance, were banks contributors or detractors?

The fund has had an underweight position in European banks during the period, where exposure has been primarily to non-eurozone economies such as the United Kingdom, Sweden, and Norway. Within the eurozone, I preferred French banks, such as Société Générale and BNP Paribas, over more problematic Italian and Spanish banks, among others on Europe’s periphery. However, as the crisis worsened it quickly engulfed the French banks. To reduce risk, I sold the position in Société Générale during the period and sold down BNP Paribas to an underweight position.

Also, as part of my underweight strategy, I sold positions in Deutsche Bank of Germany and UBS of Switzerland during the period. These moves helped results relative to the benchmark.

Outside the eurozone, banks had mixed results. An underweight position in Standard Chartered of the United Kingdom added to results. However, an overweight position in Barclays, a U.K. investment bank, was a detractor because of the company’s indirect exposure to Europe.

What is your view of other industries within the sector, such as insurance, consumer finance, and real estate?

At this time, these areas are more attractive than banking. They are less affected by the risks I outlined at the beginning of this commentary — sovereign debt, regulation, economic growth, and litigation. In Asia, in particular, insurance companies stand to benefit as a growing middle class takes advantage of these services. The fund has an overweight position in AIA Group, a pan-Asian life insurer based in Hong Kong, and an out-of-benchmark position in Ping An Insurance of China, and both contributed positively

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Chart data reflect a new calculation method put into effect within the past six months.

8

to performance. XL Group of the United Kingdom, a diversified insurance company, and Marsh & McLennan, a U.S. insurance broker, were overweight positions relative to the index and were positive contributors.

The fund’s real estate holdings generally fared well. Contributors included Simon Property Group of the United States and Henderson Land Development of Hong Kong, both overweight positions versus the index.

What is your outlook for the sector and for the fund in the coming months?

Pressure is on policymakers in Europe to address Greece’s insolvency in an orderly way and to prevent contagion, since no other nation is currently insolvent. However, until a credible plan is agreed upon, the sector may remain at very low valuations. For investors, these low valuations are quite tempting, but for now the risk is too great, in my view, to increase investments in Europe’s banks.

Since the crisis has dragged down the whole sector, opportunities in other industries now offer attractive valuations. In the United States, for example, valuations are attractive, in my opinion, even when I assess the risks. U.S. banks have limited direct exposure to the problems within Europe, and the risk of tighter regulation has largely been resolved over the past year. Credit card companies also generally appear to be in much better condition than they were two to three years ago during the recession. Stocks of banks and insurance companies in emerging markets also have generally compelling prospects as well, in my view.

David, thanks for this update on the financials sector and the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager David Morgan has a B.S. from Bristol University. He joined Putnam in 2004 and has been in the investment industry since 1995.

IN THE NEWS

With economic storm clouds darkening, the Organisation for Economic Co-operation and Development (OECD) recently slashed its growth forecasts for the United States and many other countries for the remainder of 2011. In its interim forecast, released in early September, the OECD estimates that the United States economy will grow 1.1% in the third quarter and 0.4% in the fourth, down from the 2.9% and 3% growth it had predicted in May. Meanwhile, the OECD predicts that Japan will expand 4.1% in the third quarter before stagnating in the fourth, and that the German economy will grow 2.6% in the third quarter and shrink 1.4% in the fourth. For the third and fourth quarters, the United Kingdom is predicted to grow 0.4% and 0.3%, respectively. The OECD also said that central banks around the world should be ready to ease monetary policy if economies weaken further.

9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	18.94%	12.11%	16.63%	13.63%	16.61%	16.61%	17.42%	13.34%	18.26%	19.79%
Annual average	6.63	4.32	5.86	4.84	5.85	5.85	6.12	4.74	6.40	6.91

1 year	–2.42	–8.05	–3.08	–7.54	–3.10	–4.00	–2.77	–6.18	–2.57	–2.14

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after CDSC reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 8/31/11

		Lipper Global Financial Services Funds
	MSCI World Financials Index (ND)	category average*

Life of fund	21.26%	44.67%
Annual average	7.40	14.15

1 year	0.35	4.07

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year and life-of-fund periods ended 8/31/11, there were 36 and 28 funds, respectively, in this Lipper category.

10

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $11,663 ($11,363 after contingent deferred sales charge). Class C shares would have been valued at $11,661, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,334. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $11,826 and $11,979, respectively.

Fund price and distribution information For the 12-month period ended 8/31/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.1275		$0.0485	$0.0445	$0.0625		$0.1435	$0.1615

Capital gains — Long-term	$0.3730		$0.3730	$0.3730	$0.3730		$0.3730	$0.3730

Capital gains — Short-term	$0.5996		$0.5996	$0.5996	$0.5996		$0.5996	$0.5996

Total	$1.1001		$1.0211	$1.0171	$1.0351		$1.1161	$1.1341

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/10	$11.59	$12.30	$11.47	$11.48	$11.54	$11.96	$11.57	$11.62

8/31/11	10.36	10.99	10.24	10.25	10.33	10.70	10.31	10.39

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	1.72%	–4.13%	–0.45%	–3.08%	–0.46%	–0.46%	0.26%	–3.23%	0.94%	2.38%
Annual average	0.61	–1.50	–0.16	–1.12	–0.17	–0.17	0.09	–1.17	0.34	0.85

1 year	–22.87	–27.33	–23.54	–27.06	–23.54	–24.25	–23.29	–25.96	–23.15	–22.75

11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 8/31/10*†	1.45%	2.20%	2.20%	1.95%	1.70%	1.20%

Total annual operating expenses for the fiscal year
ended 8/31/10†	2.61%	3.36%	3.36%	3.11%	2.86%	2.36%

Annualized expense ratio for the six-month period
ended 8/31/11‡	1.39%	2.14%	2.14%	1.89%	1.64%	1.14%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/11.

† Restated to reflect projected expenses under a management contract effective 1/1/10.

‡ For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2011, to August 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.30	$9.69	$9.69	$8.56	$7.44	$5.17

Ending value (after expenses)	$799.40	$796.90	$796.40	$797.70	$799.20	$800.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2011, use the following calculation method. To find the value of your investment on March 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.07	$10.87	$10.87	$9.60	$8.34	$5.80

Ending value (after expenses)	$1,018.20	$1,014.42	$1,014.42	$1,015.68	$1,016.94	$1,019.46

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Financials Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the financials sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2011. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

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Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, both of the expense limitations applied during its fiscal year ending in 2010. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds

16

in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality

17

personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered information about the absolute return of your fund, and your fund’s performance relative to its internal benchmark. Putnam Global Financials Fund’s class A shares’ return net of fees and expenses was positive over the one-year period ended December 31, 2010, but trailed the return of its internal benchmark over the one-year period.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

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Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2011, Putnam employees had approximately $323,000,000 and the Trustees had approximately $70,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Global Financials Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from December 18, 2008 (commencement of operations) to August 31, 2009. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Putnam Global Financials Fund as of August 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 11, 2011

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The fund’s portfolio 8/31/11

COMMON STOCKS (96.3%)*	Shares	Value

Capital markets (10.0%)
Apollo Global Management, LLC. Class A	1,400	$18,158

BlackRock, Inc.	562	92,590

Blackstone Group LP (The)	2,600	35,646

Fortress Investment Group LLC Class A †	5,700	20,178

Franklin Resources, Inc.	500	59,960

Goldman Sachs Group, Inc. (The)	987	114,709

Julius Baer Group, Ltd. (Switzerland) †	1,289	52,799

Macquarie Group, Ltd. (Australia)	2,668	74,444

Morgan Stanley	2,916	51,030

Schroders PLC (United Kingdom)	3,396	81,831

State Street Corp.	2,200	78,144

		679,489
Commercial banks (40.4%)
Australia & New Zealand Banking Group, Ltd. (Australia)	9,344	203,814

Banco Bradesco SA (Preference) (Brazil)	5,400	95,607

Barclays PLC (United Kingdom)	33,731	93,054

BNP Paribas SA (France)	2,344	120,522

China Construction Bank Corp. (China)	173,000	128,695

Comerica, Inc.	1,700	43,503

DBS Group Holdings, Ltd. (Singapore)	13,248	145,779

DnB NOR ASA (Norway)	11,161	134,485

Fifth Third Bancorp	5,800	61,596

HSBC Holdings PLC (London Exchange) (United Kingdom)	11,149	97,119

Industrial and Commercial Bank of China, Ltd. (China)	195,000	128,896

Kasikornbank PCL NVDR (Thailand)	18,800	80,285

KB Financial Group, Inc. (South Korea)	2,081	85,900

Mitsubishi UFJ Financial Group, Inc. (Japan)	46,300	209,513

National Australia Bank, Ltd. (Australia)	4,513	115,144

National Bank of Canada (Canada)	983	72,808

PNC Financial Services Group, Inc.	850	42,619

Popular, Inc. (Puerto Rico) †	15,600	32,448

Sberbank of Russia ADR (Russia) †	6,188	73,337

Sberbank OJSC (Russia)	13,944	41,694

Standard Chartered PLC (United Kingdom)	7,540	171,402

Swedbank AB Class A (Sweden)	5,520	75,892

Toronto-Dominion Bank (Canada)	1,941	153,556

Wells Fargo & Co.	12,891	336,455

		2,744,123
Consumer finance (1.4%)
Discover Financial Services	3,899	98,099

		98,099
Diversified financial services (12.0%)
Bank of America Corp.	7,600	62,092

BGP Holdings PLC (Malta) † F	82,319	118

Citigroup, Inc.	9,870	306,464

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COMMON STOCKS (96.3%)* cont.	Shares	Value

Diversified financial services cont.
ING Groep NV GDR (Netherlands) †	8,897	$77,650

JPMorgan Chase & Co.	5,547	208,345

ORIX Corp. (Japan)	1,330	120,644

Warsaw Stock Exchange (Poland)	2,595	42,805

		818,118
Household durables (0.5%)
Persimmon PLC (United Kingdom)	4,494	33,149

		33,149
Insurance (22.7%)
ACE, Ltd.	1,100	71,038

Aflac, Inc.	2,288	86,303

AIA Group, Ltd. (Hong Kong) †	37,200	131,270

Allianz SE (Germany)	1,006	103,872

AXA SA (France)	4,052	65,105

Brown & Brown, Inc.	1,500	31,515

Employers Holdings, Inc.	2,200	26,906

Intact Financial Corp. (Canada)	2,000	112,535

Marsh & McLennan Cos., Inc.	3,500	104,020

MetLife, Inc.	3,900	131,040

Old Mutual PLC (United Kingdom)	21,140	41,155

Ping An Insurance (Group) Co. of China, Ltd. (China)	8,000	64,414

Progressive Corp. (The)	4,400	84,392

Prudential Financial, Inc.	2,137	107,299

Prudential PLC (United Kingdom)	11,973	120,347

SCOR (France)	3,348	78,941

Swiss Reinsurance Co., Ltd. (Switzerland) †	2,105	108,772

XL Group PLC	3,372	70,171

		1,539,095
Real estate investment trusts (REITs) (3.4%)
CreXus Investment Corp.	2,200	20,570

Digital Realty Trust, Inc.	875	52,281

Prologis, Inc.	2,008	54,678

Simon Property Group, Inc.	909	106,808

		234,337
Real estate management and development (5.9%)
CB Richard Ellis Group, Inc. Class A †	2,200	33,352

Henderson Land Development Co., Ltd. (Hong Kong)	22,201	130,187

Mitsubishi Estate Co., Ltd. (Japan)	8,000	132,286

Mitsui Fudosan Co., Ltd. (Japan)	5,000	84,674

Savills PLC (United Kingdom)	4,014	20,404

		400,903

Total common stocks (cost $6,711,269)		$6,547,313

WARRANTS (0.2%)* †	Expiration	Strike
	date	price	Warrants	Value

JPMorgan Chase & Co. W	10/28/18	$42.42	1,309	$16,768

Total warrants (cost $14,072)				$16,768

23

SHORT-TERM INVESTMENTS (4.0%)*	Shares	Value

Putnam Money Market Liquidity Fund 0.05% [e]	271,493	$271,493

Total short-term investments (cost $271,493)		$271,493

TOTAL INVESTMENTS

Total investments (cost $6,996,834)		$6,835,574

Key to holding’s abbreviations
ADR	American Depository Receipts
GDR	Global Depository Receipts
NVDR	Non-voting Depository Receipt
OJSC	Open Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2010 through August 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $6,795,598.

† Non-income-producing security.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

W Warrants issued to the U.S. Treasury under the Troubled Asset Relief Program (TARP).

At the close of the reporting period, the fund maintained liquid assets totaling $19,640 to cover certain derivatives contracts.

ADR or GDR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY*

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

United States	42.3%	Norway	2.0%

United Kingdom	9.6	Russia	1.7

Japan	8.0	Germany	1.5

Australia	5.8	Brazil	1.4

Canada	5.0	South Korea	1.3

China	4.7	Thailand	1.2

France	3.9	Netherlands	1.1

Hong Kong	3.8	Sweden	1.1

Switzerland	2.4	Poland	0.6

Singapore	2.1	Puerto Rico	0.5

		Total	100.0%

* Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

24

FORWARD CURRENCY CONTRACTS at 8/31/11 (aggregate face value $3,229,115)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Barclays Bank PLC

	Australian Dollar	Buy	9/21/11	$9,276	$9,473	$(197)

	British Pound	Sell	9/21/11	41,570	41,673	103

	Canadian Dollar	Buy	9/21/11	141,577	144,811	(3,234)

	Euro	Buy	9/21/11	161,166	159,731	1,435

	Hong Kong Dollar	Sell	9/21/11	61,048	60,976	(72)

	Japanese Yen	Buy	9/21/11	6,583	6,541	42

	Norwegian Krone	Sell	9/21/11	48,873	48,381	(492)

	Swedish Krona	Buy	9/21/11	21,146	20,898	248

	Swiss Franc	Buy	9/21/11	42,014	43,238	(1,224)

	Citibank, N.A.

	British Pound	Buy	9/21/11	120,976	122,006	(1,030)

	Canadian Dollar	Buy	9/21/11	12,249	12,533	(284)

	Danish Krone	Buy	9/21/11	22,193	21,926	267

	Euro	Sell	9/21/11	71,166	70,281	(885)

	Hong Kong Dollar	Sell	9/21/11	262,870	262,597	(273)

	Norwegian Krone	Sell	9/21/11	24,437	24,210	(227)

	Singapore Dollar	Sell	9/21/11	18,520	18,556	36

	Swiss Franc	Sell	9/21/11	126,041	129,714	3,673

	Credit Suisse AG

	Australian Dollar	Buy	9/21/11	43,607	44,531	(924)

	British Pound	Sell	9/21/11	34,263	34,338	75

	Canadian Dollar	Buy	9/21/11	100,747	103,012	(2,265)

	Euro	Sell	9/21/11	33,355	32,949	(406)

	Japanese Yen	Buy	9/21/11	18,329	18,190	139

	Norwegian Krone	Buy	9/21/11	37,764	37,326	438

	Swiss Franc	Buy	9/21/11	497	511	(14)

	Deutsche Bank AG

	Australian Dollar	Buy	9/21/11	29,853	30,485	(632)

	Euro	Buy	9/21/11	69,153	68,302	851

	Swedish Krona	Sell	9/21/11	5,629	5,561	(68)

	Swiss Franc	Buy	9/21/11	39,528	40,655	(1,127)

	Goldman Sachs International

	British Pound	Sell	9/21/11	5,521	5,534	13

	Euro	Sell	9/21/11	22,428	22,147	(281)

	Japanese Yen	Buy	9/21/11	85,530	84,922	608

	Norwegian Krone	Sell	9/21/11	44,474	44,006	(468)

	Swedish Krona	Buy	9/21/11	18,544	18,299	245

	Swiss Franc	Buy	9/21/11	61,653	63,428	(1,775)

	JPMorgan Chase Bank, N.A.

	Australian Dollar	Sell	9/21/11	45,846	45,925	79

	Euro	Buy	9/21/11	78,211	77,343	868

	Hong Kong Dollar	Buy	9/21/11	45,889	45,831	58

	Japanese Yen	Sell	9/21/11	96,314	95,643	(671)

25

FORWARD CURRENCY CONTRACTS at 8/31/11 (aggregate face value $3,229,115) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	9/21/11	$103,527	$105,616	$(2,089)

	British Pound	Buy	9/21/11	80,867	81,075	(208)

	Canadian Dollar	Buy	9/21/11	18,169	18,563	(394)

	Euro	Buy	9/21/11	260,798	258,981	1,817

	Israeli Shekel	Buy	9/21/11	5,387	5,495	(108)

	Japanese Yen	Buy	9/21/11	51,397	51,051	346

	Swiss Franc	Buy	9/21/11	35,426	36,415	(989)

State Street Bank and Trust Co.

	Canadian Dollar	Sell	9/21/11	37,972	37,471	(501)

	Euro	Buy	9/21/11	12,795	12,639	156

	Israeli Shekel	Buy	9/21/11	5,415	5,514	(99)

	Swedish Krona	Buy	9/21/11	17,582	17,378	204

UBS AG

	Australian Dollar	Buy	9/21/11	47,339	48,345	(1,006)

	British Pound	Sell	9/21/11	138,188	138,742	554

	Canadian Dollar	Sell	9/21/11	5,206	5,324	118

	Euro	Buy	9/21/11	76,342	75,411	931

	Israeli Shekel	Buy	9/21/11	5,415	5,517	(102)

	Norwegian Krone	Sell	9/21/11	17,447	17,279	(168)

	Swiss Franc	Buy	9/21/11	31,200	32,107	(907)

Westpac Banking Corp.

	Australian Dollar	Buy	9/21/11	24,309	24,816	(507)

	British Pound	Sell	9/21/11	1,949	1,953	4

	Canadian Dollar	Buy	9/21/11	55,937	57,232	(1,295)

	Euro	Sell	9/21/11	58,946	58,227	(719)

	Japanese Yen	Sell	9/21/11	17,601	17,481	(120)

Total						$(12,453)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 8/31/11

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
baskets	826	4/9/12	(1 month USD-	A basket	$3,485
			LIBOR-BBA plus	(GSCBPBAT) of
			40 bps)	common stocks

Total					$3,485

26

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$—	$33,149	$—

Financials	3,076,915	3,437,131	118

Total common stocks	3,076,915	3,470,280	118

Warrants	16,768	—	—

Short-term investments	271,493	—	—

Totals by level	$3,365,176	$3,470,280	$118

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(12,453)	$—

Total return swap contracts	—	3,485	—

Totals by level	$—	$(8,968)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

27

Statement of assets and liabilities 8/31/11

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $6,725,341)	$6,564,081
Affiliated issuers (identified cost $271,493) (Note 6)	271,493

Cash	21,081

Foreign currency (cost $3) (Note 1)	4

Dividends, interest and other receivables	12,658

Receivable for shares of the fund sold	5,519

Receivable for investments sold	3,031

Unrealized appreciation on swap contracts (Note 1)	3,485

Unrealized appreciation on forward currency contracts (Note 1)	13,308

Foreign tax reclaim	2,824

Receivable from Manager (Note 2)	13,477

Total assets	6,910,961

LIABILITIES

Payable for investments purchased	7,772

Payable for shares of the fund repurchased	280

Payable for investor servicing fees (Note 2)	1,938

Payable for custodian fees (Note 2)	14,533

Payable for Trustee compensation and expenses (Note 2)	1,223

Payable for administrative services (Note 2)	30

Payable for distribution fees (Note 2)	3,111

Payable for auditing fees	51,400

Payable for reports to shareholders	8,689

Unrealized depreciation on forward currency contracts (Note 1)	25,761

Other accrued expenses	626

Total liabilities	115,363

Net assets	$6,795,598

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$6,858,829

Undistributed net investment income (Note 1)	137,810

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(30,902)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(170,139)

Total — Representing net assets applicable to capital shares outstanding	$6,795,598

(Continued on next page)

28

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($4,838,488 divided by 466,844 shares)	$10.36

Offering price per class A share (100/94.25 of $10.36)*	$10.99

Net asset value and offering price per class B share ($344,170 divided by 33,613 shares)**	$10.24

Net asset value and offering price per class C share ($446,154 divided by 43,520 shares)**	$10.25

Net asset value and redemption price per class M share ($68,011 divided by 6,585 shares)	$10.33

Offering price per class M share (100/96.50 of $10.33)*	$10.70

Net asset value, offering price and redemption price per class R share
($250,009 divided by 24,260 shares)	$10.31

Net asset value, offering price and redemption price per class Y share
($848,766 divided by 81,662 shares)	$10.39

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

29

Statement of operations Year ended 8/31/11

INVESTMENT INCOME

Dividends (net of foreign tax of $12,103)	$175,021

Interest (including interest income of $151 from investments in affiliated issuers) (Note 6)	151

Securities lending (Note 1)	156

Total investment income	175,328

EXPENSES

Compensation of Manager (Note 2)	46,701

Investor servicing fees (Note 2)	23,338

Custodian fees (Note 2)	22,470

Trustee compensation and expenses (Note 2)	517

Administrative services (Note 2)	193

Distribution fees — Class A (Note 2)	13,584

Distribution fees — Class B (Note 2)	3,928

Distribution fees — Class C (Note 2)	4,425

Distribution fees — Class M (Note 2)	245

Distribution fees — Class R (Note 2)	1,194

Reports to shareholders	10,484

Auditing	51,535

Other	1,508

Fees waived and reimbursed by Manager (Note 2)	(71,848)

Total expenses	108,274

Expense reduction (Note 2)	(31)

Net expenses	108,243

Net investment income	67,085

Net realized gain on investments (Notes 1 and 3)	18,143

Net realized loss on swap contracts (Note 1)	(15,613)

Net realized gain on foreign currency transactions (Note 1)	127,811

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(1,213)

Net unrealized depreciation of investments and swap contracts during the year	(491,983)

Net loss on investments	(362,855)

Net decrease in net assets resulting from operations	$(295,770)

The accompanying notes are an integral part of these financial statements.

30

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 8/31/11	Year ended 8/31/10

Operations:
Net investment income	$67,085	$73,060

Net realized gain on investments
and foreign currency transactions	130,341	703,041

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(493,196)	(1,628,053)

Net decrease in net assets resulting from operations	(295,770)	(851,952)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(51,683)	(131,322)

Class B	(1,492)	(4,436)

Class C	(1,215)	(3,869)

Class M	(116)	(201)

Class R	(2,296)	(194)

Class Y	(9,714)	(4,729)

Net realized short-term gain on investments

Class A	(243,121)	(247,780)

Class B	(18,463)	(9,845)

Class C	(16,391)	(9,054)

Class M	(1,112)	(534)

Class R	(9,595)	(428)

Class Y	(36,073)	(8,134)

From net realized long-term gain on investments
Class A	(151,236)	—

Class B	(11,485)	—

Class C	(10,196)	—

Class M	(692)	—

Class R	(5,969)	—

Class Y	(22,439)	—

Redemption fees (Note 1)	2,407	1,239

Increase (decrease) from capital share transactions (Note 4)	1,818,104	(1,102,873)

Total increase (decrease) in net assets	931,453	(2,374,112)

NET ASSETS

Beginning of year	5,864,145	8,238,257

End of year (including undistributed net investment income of
$137,810 and $12,798, respectively)	$6,795,598	$5,864,145

The accompanying notes are an integral part of these financial statements.

31

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [b]	end of period	value (%) [c]	(in thousands)	(%) [d,e]	net assets (%) [e]	(%)

Class A
August 31, 2011	$11.59	.12	(.25)	(.13)	(.13)	(.97)	(1.10)	—	$10.36	(2.42)	$4,838	1.40	.95	103
August 31, 2010	13.64	.14	(1.53)	(1.39)	(.23)	(.43)	(.66)	—	11.59	(10.71)	4,647	1.49	1.05	101
August 31, 2009†	10.00	.12	3.53	3.65	(.01)	—	(.01)	—	13.64	36.51*	7,166	1.06*	1.12*	46*

Class B
August 31, 2011	$11.47	.02	(.23)	(.21)	(.05)	(.97)	(1.02)	—	$10.24	(3.08)	$344	2.15	.18	103
August 31, 2010	13.57	.03	(1.51)	(1.48)	(.19)	(.43)	(.62)	—	11.47	(11.38)	326	2.24	.25	101
August 31, 2009†	10.00	.03	3.55	3.58	(.01)	—	(.01)	—	13.57	35.78*	226	1.58*	.23*	46*

Class C
August 31, 2011	$11.48	.04	(.25)	(.21)	(.05)	(.97)	(1.02)	—	$10.25	(3.10)	$446	2.15	.33	103
August 31, 2010	13.57	.03	(1.51)	(1.48)	(.18)	(.43)	(.61)	—	11.48	(11.37)	345	2.24	.21	101
August 31, 2009†	10.00	.01	3.57	3.58	(.01)	—	(.01)	—	13.57	35.78*	233	1.58*	.12*	46*

Class M
August 31, 2011	$11.54	.07	(.24)	(.17)	(.07)	(.97)	(1.04)	—	$10.33	(2.77)	$68	1.90	.54	103
August 31, 2010	13.59	.08	(1.54)	(1.46)	(.16)	(.43)	(.59)	—	11.54	(11.20)	23	1.99	.59	101
August 31, 2009†	10.00	.08	3.52	3.60	(.01)	—	(.01)	—	13.59	36.00*	22	1.41*	.74*	46*

Class R
August 31, 2011	$11.57	.11	(.25)	(.14)	(.15)	(.97)	(1.12)	—	$10.31	(2.57)	$250	1.65	.89	103
August 31, 2010	13.61	.10	(1.52)	(1.42)	(.19)	(.43)	(.62)	—	11.57	(10.88)	13	1.74	.80	101
August 31, 2009†	10.00	.11	3.51	3.62	(.01)	—	(.01)	—	13.61	36.20*	14	1.23*	1.07*	46*

Class Y
August 31, 2011	$11.62	.16	(.26)	(.10)	(.16)	(.97)	(1.13)	—	$10.39	(2.14)	$849	1.15	1.27	103
August 31, 2010	13.66	.18	(1.54)	(1.36)	(.25)	(.43)	(.68)	—	11.62	(10.47)	509	1.24	1.38	101
August 31, 2009†	10.00	.12	3.55	3.67	(.01)	—	(.01)	—	13.66	36.72*	578	.88*	1.05*	46*

* Not annualized.

† For the period December 18, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

August 31, 2011	0.97%

August 31, 2010	1.50

August 31, 2009	3.88

The accompanying notes are an integral part of these financial statements.

32	33

Notes to financial statements 8/31/11

Note 1: Significant accounting policies

Putnam Global Financials Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks of companies worldwide in the financial industries that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable potential. The fund concentrates its investments in one sector which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from September 1, 2010 through August 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

34

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $2,700,000 on forward currency contracts for the reporting period.

E) Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge

35

exposures back to benchmark. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $100,000 on total return swap contracts for the reporting period.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $12,403 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

G) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

H) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

I) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of

36

credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sales transactions, foreign currency gains and losses, realized and unrealized gains and losses on passive foreign investment companies, income on swap contracts and redesignation of taxable income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $124,443 to increase undistributed net investment income and $466 to increase paid-in-capital, with a decrease to accumulated net realized gains of $124,909.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$427,796
Unrealized depreciation	(682,809)

Net unrealized depreciation	(255,013)
Undistributed ordinary income	128,751
Undistributed long-term gain	62,852
Cost for federal income tax purposes	$7,090,587

L) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion,
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest,

37

taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $71,848 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $31 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $5, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,294 and $3 from the sale of class A and class M shares, respectively, and received $3,116 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

38

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $8,571,431 and $7,330,348, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/11		Year ended 8/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	128,452	$1,555,361	131,021	$1,770,746

Shares issued in connection with
reinvestment of distributions	36,800	441,598	29,205	376,155

	165,252	1,996,959	160,226	2,146,901

Shares repurchased	(99,565)	(1,220,696)	(284,627)	(3,552,402)

Net increase (decrease)	65,687	$776,263	(124,401)	$(1,405,501)

	Year ended 8/31/11		Year ended 8/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	18,600	$229,216	24,540	$329,724

Shares issued in connection with
reinvestment of distributions	2,628	31,321	1,115	14,280

	21,228	260,537	25,655	344,004

Shares repurchased	(16,043)	(201,530)	(13,881)	(181,793)

Net increase	5,185	$59,007	11,774	$162,211

	Year ended 8/31/11		Year ended 8/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	35,255	$425,138	23,142	$289,471

Shares issued in connection with
reinvestment of distributions	2,324	27,723	994	12,741

	37,579	452,861	24,136	302,212

Shares repurchased	(24,138)	(279,727)	(11,196)	(140,276)

Net increase	13,441	$173,134	12,940	$161,936

	Year ended 8/31/11		Year ended 8/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	5,118	$53,013	885	$11,225

Shares issued in connection with
reinvestment of distributions	160	1,920	57	735

	5,278	54,933	942	11,960

Shares repurchased	(724)	(9,146)	(498)	(6,629)

Net increase	4,554	$45,787	444	$5,331

39

	Year ended 8/31/11		Year ended 8/31/10

Class R	Shares	Amount	Shares	Amount

Shares sold	25,665	$320,898	106	$1,352

Shares issued in connection with
reinvestment of distributions	1,495	17,860	48	622

	27,160	338,758	154	1,974

Shares repurchased	(4,055)	(45,183)	—	—

Net increase	23,105	$293,575	154	$1,974

	Year ended 8/31/11		Year ended 8/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	66,485	$834,062	38,090	$488,157

Shares issued in connection with
reinvestment of distributions	5,681	68,226	998	12,862

	72,166	902,288	39,088	501,019

Shares repurchased	(34,279)	(431,950)	(37,653)	(529,843)

Net increase (decrease)	37,887	$470,338	1,435	$(28,824)

At the close of the reporting period, Putnam Investments, LLC owned the following class shares:

	Shares owned	Percentage of ownership	Value

Class A	247,792	53.1%	$2,562,125

Class M	1,137	17.3	11,745

Class R	1,147	4.7	11,826

Class Y	1,153	1.4	11,980

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$13,308	Payables	$25,761

Equity contracts	Investments, Receivables	20,253	Payables	—

Total		$33,561		$25,761

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as		Forward
hedging instruments		currency
under ASC 815	Warrants*	contracts	Swaps	Total

Foreign exchange contracts	—	$129,340	$—	$129,340

Equity contracts	34,006	—	(15,613)	$18,393

Total	$34,006	$129,340	$(15,613)	$147,733

40

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as		Forward
hedging instruments		currency
under ASC 815	Warrants*	contracts	Swaps	Total

Foreign exchange contracts	—	(1,184)	—	(1,184)

Equity contracts	(11,523)	—	3,485	(8,038)

Total	$(11,523)	$(1,184)	$3,485	$(9,222)

* For the reporting period, the transaction volume for warrants was minimal.

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $151 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $3,276,430 and $3,128,780, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $62,852 as a capital gain dividend with respect to the taxable year ended August 31, 2011, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 15.75% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended August 31, 2011, the fund hereby designates 74.47%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended August 31, 2011, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $20 of distributions paid as qualifying to be taxed as interest-related dividends, and $324,754 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

For the period, interest and dividends from foreign countries were $147,543 or $0.22 per share (for all classes of shares). Taxes paid to foreign countries were $12,103 or $0.02 per share (for all classes of shares).

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

41

About the Trustees

Independent Trustees
Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company, a
Born 1955	a strategic consultant to domestic energy firms and direct	domestic exploration
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	and production
	College and member of the Investment Committee for the	company; UniSource
	college’s endowment. Former Chair and current board	Energy Corporation,
	member of Girls Incorporated of Metro Denver. Member of	an Arizona utility; CVR
	the Finance Committee, The Children’s Hospital of Denver.	Energy, a petroleum
refiner and fertilizer
manufacturer; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chair of Mutual Fund Directors Forum. Chair Emeritus
Trustee since 1994,	of the Board of Trustees of Mount Holyoke College.
Vice Chair from 2005	Director of the Adirondack Land Trust and Trustee of the
to 2011, and Chair	Nature Conservancy’s Adirondack Chapter.
since 2011

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman from 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
to 2011	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

42

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2011, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

43

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

44

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Beth S. Mazor
Putnam Investment	Jameson A. Baxter, Chair	Vice President
Management, LLC	Ravi Akhoury
One Post Office Square	Barbara M. Baumann	Robert R. Leveille
Boston, MA 02109	Charles B. Curtis	Vice President and
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	John A. Hill
Putnam Investments Limited	Paul L. Joskow	Mark C. Trenchard
57–59 St James’s Street	Kenneth R. Leibler	Vice President and
London, England SW1A 1LD	Robert E. Patterson	BSA Compliance Officer
George Putnam, III
Investment Sub-Advisor	Robert L. Reynolds	Robert T. Burns
The Putnam Advisory	W. Thomas Stephens	Vice President and
Company, LLC		Chief Legal Officer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	James P. Pappas
	President	Vice President
Marketing Services
Putnam Retail Management	Jonathan S. Horwitz	Judith Cohen
One Post Office Square	Executive Vice President,	Vice President, Clerk and
Boston, MA 02109	Principal Executive	Assistant Treasurer
Officer, Treasurer and
Custodian	Compliance Liaison	Michael Higgins
State Street Bank		Vice President, Senior Associate
and Trust Company	Steven D. Krichmar	Treasurer and Assistant Clerk
Vice President and
Legal Counsel	Principal Financial Officer	Nancy E. Florek
Ropes & Gray LLP		Vice President, Assistant Clerk,
	Janet C. Smith	Assistant Treasurer and
Independent Registered	Vice President, Assistant	Proxy Manager
Public Accounting Firm	Treasurer and Principal
KPMG LLP	Accounting Officer	Susan G. Malloy
Vice President and
Assistant Treasurer

This report is for the information of shareholders of Putnam Global Financials Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN720
269883 10/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2011	$47,304	$--	$4,100	$ —
August 31, 2010	$43,906	$--	$3,900	$ —

For the fiscal years ended August 31, 2011 and August 31, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,100 and $3,900 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2011	$ —	$ —	$ —	$ —

August 31, 2010	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 27, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 27, 2011

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2011

Date of reporting period:	September 1, 2010 — August 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PGIAX

Putnam Global Industrials Fund

Annual report
8 | 31 | 11

A world of investing.℠

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of industrial companies worldwide.

Putnam
Global Industrials
Fund

Annual report
8 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Trustee approval of management contract	15

Other information for shareholders	19

Financial statements	20

Federal tax information	42

About the Trustees	43

Officers	45

Message from the Trustees

Dear Fellow Shareholder:

Markets around the world are grappling with heightened volatility. In the United States, persistently high unemployment and other weak economic data have fueled investors’ risk aversion, while in Europe the sovereign debt crisis shows little sign of abating. Certain bright spots do exist, but it is clear that volatility and uncertainty will remain with us for the near term.

We believe it is important to consult your financial advisor in times like these to consider whether your portfolio reflects an appropriate degree of diversification. In responding to this need, Putnam offers funds with strategies that seek to limit volatility and also employs an active, research-based investment approach that is designed to offer shareholders a potential advantage in this climate by looking for new growth opportunities and seeking to guard against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing opportunities in industrial products and services worldwide

When Wilbur and Orville Wright successfully flew the first airplane in 1903, they introduced to the world more than fuel-powered flight. Their innovative thinking also helped to found the aerospace industry. Today, aerospace companies are creating state-of-the-art commercial airplanes and developing advanced engineering solutions that reach across businesses. At the same time, companies in a broad range of manufacturing industries — among them electronics, machinery, and construction — are designing groundbreaking technologies that increase efficiency while reducing the impact of industrial production on the environment. Together, these industries help to drive demand in the industrials sector.

Putnam Global Industrials Fund seeks companies that can profit from the worldwide demand for industrial products, services, and equipment.

This can include those companies that produce aerospace and defense equipment, building and home improvement products, electrical components and machinery, and other commodities. The fund may also invest in service providers such as civil engineering firms and contractors, commercial printers, and transportation companies.

The fund’s portfolio managers conduct their fundamental research with support from analysts across Putnam’s Global Equity Research organization. Their disciplined process includes analyzing each company’s valuation, financial strength, competitive positioning, earnings, and cash flow.

The fund invests primarily in midsize and large companies, but can invest in companies of any size. The fund also diversifies geographically, targeting stocks in markets around the world.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the risk that the other party to the derivatives transaction will not meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds’ managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund:

Putnam Global Sector Fund

A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric, gas, and water utilities

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

4

Interview with your fund’s portfolio managers

Ferat Ongoren and Nathaniel N. (Ned) Salter

Industrial stocks posted positive performance for the year. How did Putnam Global Industrials Fund perform for the 12 months ended August 31, 2011?

Ned: Overall, the fiscal year was marked by positive performance within the industrials sector, with stocks benefiting from positive fundamentals as well as from an equity rally that reaccelerated in the fourth quarter of 2010 and continued through the early period of 2011. Despite a sharp increase in market volatility in the period’s final two months, the fund outperformed its Lipper peer group, Industrials Funds category, but did not outperform its benchmark, the MSCI World Industrials Index (ND). We attribute the outperformance to contributions from several subsectors including mining equipment, automobiles, and commercial aerospace, which were among the leading drivers. Also, the fund benefited from stock picking, where many holdings were the result of identifying out-of-benchmark opportunities. In addition, foreign currency positioning had a modest overall impact on performance. As a global fund, the portfolio has exposure to more than 15 currencies. We use forward currency contracts to selectively hedge foreign exchange risk.

How would you characterize the investment environment during the period?

Ferat: As mentioned, the rally in equity markets reaccelerated late last year as economic indicators became more positive, and confidence grew that the economic recovery was sustainable. The rally continued through the early part of 2011. Since then multiple issues have emerged as headwinds pressuring cyclical stocks, including industrials. Concerns about potential contagion from the sovereign debt crisis in peripheral eurozone countries to larger

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/11. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

5

economies such as Italy and Spain have been a major factor. An earthquake and a tsunami in Japan and civil unrest in the Middle East began to fuel market uncertainty as well. In addition, economic reports illuminated a slowdown in global economic recovery, and uncertainty grew about whether certain emerging-market countries, such as China, would be able to rein in inflation. At the same time, the United States’ debt problems sparked a controversial debate over raising the nation’s debt ceiling, which was followed by a downgrade of U.S. long-term debt by Standard & Poor’s. In August, global equity markets were rocked by volatility and concerns were raised about the likelihood of a double-dip recession. Near-term promises — including the European Union’s commitment to additional bailout support for Greece and the Federal Reserve’s commitment to additional policy action if the economic situation in the United States worsened — seemed to alleviate some uncertainty in the markets by the end of the reporting period.

How did the fund use derivatives during the reporting period?

Ned: We used equity derivatives to further express our fundamental view on specific investments. We typically are buyers of options, thereby limiting potential losses to specifically the premium paid for each contract.

Commodities, such as oil, food, and raw materials including copper, nickel, and iron ore, have experienced rising prices this year. How has this affected the industrials sector?

Ned: Typically, rising commodities prices add to businesses’ costs. But at the same time, industrials companies may benefit from this trend. Prices tend to rise with demand and tightening supply. Growth in emerging markets in particular has been a key driver of demand for raw materials to build infrastructure. In the United States and other developed countries, manufacturing continues to expand, but at a slower pace. Industrials companies are a common thread among all commodities because they supply

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Weightings will vary over time.

6

the equipment, systems, and services needed to retrieve, process, and transport these materials. For example, the fund significantly benefited from investments in the mining equipment sector.

How have the sovereign debt issues in Europe and in the United States affected government spending and the industrials sector?

Ferat: There are concerns about the implications of austerity initiatives on the overall global growth environment. Beyond that, there is particular concern regarding defense, health-care, and local government spending levels going forward. While consumer and fiscal deleveraging may hurt growth in the short term, a sound credit profile is key for a healthy long-term growth rate. The reality is that most of the incremental growth within the industrials sector has been coming from emerging markets, and we do not see a major change in that trend so far.

What are some of the holdings that contributed to performance during the period?

Ferat: Overall, we benefited from our exposure to mining equipment in the United States and China. One of the fund’s holdings, Bucyrus International, was acquired by Caterpillar, which is the largest manufacturer of construction and mining equipment in the world. Bucyrus makes both surface and underground mining equipment. Another holding, International Mining Machinery, was one of the top contributors to fund performance. Headquartered in China, the company is a leading manufacturer of coal mining equipment. Since its formation just five years ago, the company has made several acquisitions to expand its capabilities

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 8/31/11. Short-term holdings are excluded. Holdings will vary over time.

7

and benefit from the growing demand for coal. As of the end of the reporting period, International Mining Machinery was not held by the fund.

Sensata Technologies also contributed to performance. The company makes sensors and controls to enhance safety and energy efficiency for a range of businesses including aircraft, automobiles, heavy equipment, industrials, and telecommunications. During the reporting period, Sensata announced some acquisitions to expand its position as a market leader in many areas, including serving the automotive sector.

Another contributing holding was Dongfeng Motor Group of China. China has grown to become one of the biggest auto markets in the world. In fact, auto sales in China reached 18 million in 2010 and outpaced sales in the United States. The automobile industry in China has benefited from its growing middle class and increased domestic consumer demand. As of August 31, 2011, Dongfeng Motor Group was not held by the fund.

What were some of the holdings that detracted from performance?

Ned: Metso Oyj, a Finnish mining equipment company, posted very strong order growth during the period. However, concerns about future mining capital expenditures weighed on the shares.

General Electric also detracted from the fund’s performance. Concerns about global growth as well as the company’s exposure to the financial services sector, which has underperformed the general market significantly, hurt the value of GE’s shares. GE derives a significant portion of revenues from its financial services businesses.

US Airways suffered recently, after being a major contributor to fund performance in prior reporting periods, as oil prices worked against it due to price volatility from the civil unrest in the Middle East. The company also recently lost some of its pricing power. As of the end of the reporting period, US Airways was not held by the fund.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Data in the chart reflect a new calculation methodology put into effect within the past six months.

8

What is your outlook for the industrials sector?

Ferat: Corporate profits, particularly in the United States, have remained strong, with most large-cap companies on average beating estimates to date in 2011. Capital spending has been another positive factor for the sector. In emerging markets, growth continues to be strong, fueling a demand for raw materials and equipment, which is also supportive of the industrials sector.

There continues to be varied performance among the subsectors. In our view, the industrials sector is now in the mid-cycle of the recovery. We believe there are opportunities left in the cycle.

Ned: Risks remain, including the impact of evolving sovereign debt issues, slow economic growth, and policy measures that resulted in budget tightening in the United States and other countries dealing with massive debt. These actions could lead to downward trends in government spending and pressure on the industrials sector. As a result, careful stock selection will be needed to navigate changes in the economic landscape and identify opportunities.

Thank you, Ferat and Ned, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Ferat Ongoren has an M.B.A. from the Stern School of Business at New York University and a B.A. from Bosphorus University in Istanbul, Turkey. He joined Putnam in 2009 and has been in the investment industry since 1997.

Portfolio Manager Nathaniel N. Salter has an M.B.A. from Harvard Business School and an A.B. from Kenyon College. He has been in the investment industry since he joined Putnam in 2001.

IN THE NEWS

With economic storm clouds darkening, the Organisation for Economic Co-operation and Development (OECD) recently slashed its growth forecasts for the United States and many other countries for the remainder of 2011. In its interim forecast, released in early September, the OECD estimates that the United States economy will grow 1.1% in the third quarter and 0.4% in the fourth, down from the 2.9% and 3% growth it had predicted in May. Meanwhile, the OECD predicts that Japan will expand 4.1% in the third quarter before stagnating in the fourth, and that the German economy will grow 2.6% in the third quarter and shrink 1.4% in the fourth. For the third and fourth quarters, the United Kingdom is predicted to grow 0.4% and 0.3%, respectively. The OECD also said that central banks around the world should be ready to ease monetary policy if economies weaken further.

9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	50.85%	42.18%	48.02%	45.02%	47.96%	47.96%	49.17%	43.99%	50.14%	52.00%
Annual average	16.44	13.91	15.62	14.75	15.61	15.61	15.95	14.45	16.23	16.76

1 year	15.62	9.00	14.82	9.82	14.81	13.81	15.24	11.21	15.52	16.00

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 8/31/11

	MSCI World	Lipper Industrials Funds
	Industrials Index (ND)	category average*

Life of fund	46.67%	49.71%
Annual average	15.23	15.85

1 year	15.70	14.18

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year and life-of-fund periods ended 8/31/11, there were 49 and 41 funds, respectively, in this Lipper category.

10

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $14,802 ($14,502 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $14,796, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $14,399. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $15,014 and $15,200, respectively.

Fund price and distribution information For the 12-month period ended 8/31/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.2873		$0.2163	$0.2383	$0.2373		$0.2503	$0.3103

Capital gains — Long-term	0.1460		0.1460	0.1460	0.1460		0.1460	0.1460

Capital gains — Short-term	0.9327		0.9327	0.9327	0.9327		0.9327	0.9327

Total	$1.3660		$1.2950	$1.3170	$1.3160		$1.3290	1.3890

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/10	$12.51	$13.27	$12.38	$12.38	$12.44	$12.89	$12.49	$12.54

8/31/11	13.24	14.05	13.06	13.04	13.16	13.64	13.24	13.30

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	31.59%	24.03%	28.98%	25.98%	28.90%	28.90%	29.90%	25.39%	30.87%	32.57%
Annual average	10.37	8.05	9.58	8.66	9.55	9.55	9.86	8.47	10.15	10.66

1 year	–11.39	–16.50	–12.03	–16.07	–12.05	–12.86	–11.77	–14.84	–11.56	–11.09

11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 8/31/10*†	1.45%	2.20%	2.20%	1.95%	1.70%	1.20%

Total annual operating expenses for the fiscal year
ended 8/31/10†	3.11%	3.86%	3.86%	3.61%	3.36%	2.86%

Annualized expense ratio for the six-month period
ended 8/31/11‡	1.40%	2.15%	2.15%	1.90%	1.65%	1.15%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/11.

† Restated to reflect projected expenses under a management contract effective 1/1/10.

‡ For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2011, to August 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.47	$9.93	$9.93	$8.78	$7.63	$5.32

Ending value (after expenses)	$834.80	$831.80	$831.60	$833.40	$834.30	$836.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2011, use the following calculation method. To find the value of your investment on March 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.12	$10.92	$10.92	$9.65	$8.39	$5.85

Ending value (after expenses)	$1,018.15	$1,014.37	$1,014.37	$1,015.63	$1,016.89	$1,019.41

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Industrials Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the industrials sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2011. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

15

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, both of the expense limitations applied during its fiscal year ending in 2010. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds

16

in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality

17

personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered information about the absolute return of your fund, and your fund’s performance relative to its internal benchmark. Putnam Global Industrials Fund’s class A shares’ return net of fees and expenses was positive over the one-year period ended December 31, 2010, and exceeded the return of its internal benchmark over the one-year period.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

18

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2011, Putnam employees had approximately $323,000,000 and the Trustees had approximately $70,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

19

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of the Putnam Global Industrials Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period from December 18, 2008 (commencement of operations) to August 31, 2009. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Putnam Global Industrials Fund as of August 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 11, 2011

21

The fund’s portfolio 8/31/11

COMMON STOCKS (99.7%)*	Shares	Value

Aerospace and defense (29.1%)
Embraer SA ADR (Brazil)	24,248	$618,082

General Dynamics Corp.	2,595	166,288

Goodrich Corp.	1,311	116,915

Honeywell International, Inc.	17,339	828,978

L-3 Communications Holdings, Inc.	3,631	246,254

MTU Aero Engines Holding AG (Germany)	3,595	244,652

Northrop Grumman Corp.	6,719	366,992

Precision Castparts Corp.	1,996	327,045

Safran SA (France)	10,078	391,516

Textron, Inc.	1,200	20,244

		3,326,966
Air freight and logistics (0.9%)
Deutsche Post AG (Germany)	7,019	107,237

		107,237
Airlines (1.7%)
Deutsche Lufthansa AG (Germany)	11,673	197,481

		197,481
Auto components (0.5%)
Aisin Seiki Co., Ltd. (Japan)	1,800	60,415

		60,415
Automobiles (0.6%)
Fiat SpA (Italy)	11,507	71,653

		71,653
Commercial services and supplies (0.1%)
Iron Mountain, Inc.	463	15,066

		15,066
Construction and engineering (3.0%)
Daelim Industrial Co., Ltd. (South Korea)	806	87,882

Fluor Corp.	1,600	97,152

JGC Corp. (Japan)	3,000	85,425

KEPCO Engineering & Construction Co., Inc. (South Korea)	1,153	68,601

		339,060
Construction materials (0.5%)
China Shanshui Cement Group, Ltd. (China)	63,000	62,979

		62,979
Electrical equipment (7.6%)
Cooper Industries PLC	3,285	155,643

Mitsubishi Electric Corp. (Japan)	32,000	320,796

Schneider Electric SA (France)	2,001	267,762

Sensata Technologies Holding NV (Netherlands) †	3,119	101,180

Sun King Power Electronics Group (China) †	282,000	24,688

		870,069
Electronic equipment, instruments, and components (1.4%)
Yokogawa Electric Corp. (Japan) †	19,100	164,147

		164,147
Independent power producers and energy traders (0.4%)
China WindPower Group, Ltd. (China) †	680,000	40,404

		40,404

22

COMMON STOCKS (99.7%)* cont.	Shares	Value

Industrial conglomerates (18.1%)
General Electric Co.	63,160	$1,030,140

Siemens AG (Germany)	6,882	709,077

Tyco International, Ltd.	8,043	334,428

		2,073,645
IT services (0.3%)
Mantech International Corp. Class A	1,000	37,490

		37,490
Machinery (31.1%)
China National Materials Co., Ltd. (China)	72,000	43,808

Cummins, Inc.	990	91,991

Dover Corp.	1,000	57,520

Eaton Corp.	7,114	305,546

Fiat Industrial SpA (Italy) †	25,343	246,616

Flowserve Corp.	400	37,736

Hitachi Construction Machinery Co., Ltd. (Japan)	4,000	75,280

Illinois Tool Works, Inc.	1,008	46,912

Ingersoll-Rand PLC	10,492	351,587

Invensys PLC (United Kingdom)	26,821	120,622

Joy Global, Inc.	2,335	194,856

Metso Corp. OYJ (Finland)	7,552	286,584

Parker Hannifin Corp.	9,192	674,969

SPX Corp.	1,459	83,003

Sumitomo Heavy Industries, Ltd. (Japan)	34,000	205,889

Timken Co.	10,780	424,193

Volvo AB Class B (Sweden)	9,223	114,744

Zardoya Otis SA (Spain)	13,085	198,103

		3,559,959
Road and rail (1.2%)
Swift Transportation Co. †	15,689	135,239

		135,239
Semiconductors and semiconductor equipment (0.3%)
First Solar, Inc. † S	400	39,992

		39,992
Trading companies and distributors (2.4%)
Mitsui & Co., Ltd. (Japan)	13,600	233,810

WESCO International, Inc. †	1,000	43,090

		276,900
Transportation infrastructure (0.5%)
Wesco Aircraft Holdings, Inc. †	5,000	61,548

		61,548

Total common stocks (cost $11,994,694)		$11,440,250

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.3%)*	strike price	amount	Value

General Electric Co. (Call)	Sep-11/$21.00	164,269	$161

Ingersoll-Rand PLC (Call)	Sep-11/55.00	157,259	3,821

Parker Hannifin Corp. (Call)	Sep-11/80.00	76,846	32,706

Total purchased options outstanding (cost $127,542)			$36,688

23

SHORT-TERM INVESTMENTS (0.7%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.17% [d]	31,200	$31,200

Putnam Money Market Liquidity Fund 0.05% [e]	46,046	46,046

Total short-term investments (cost $77,246)		$77,246

TOTAL INVESTMENTS

Total investments (cost $12,199,482)		$11,554,184

Key to holding’s abbreviations
ADR	American Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2010 through August 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $11,477,324.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $55,053 to cover certain derivatives contracts.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY*

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

United States	55.3%	Spain	1.7%

Germany	10.9	China	1.5

Japan	9.9	South Korea	1.4

France	5.7	United Kingdom	1.0

Brazil	5.4	Sweden	1.0

Italy	2.8	Netherlands	0.9

Finland	2.5	Total	100.0%

* Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 8/31/11 (aggregate face value $8,024,155)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	9/21/11	$43,294	$44,207	$(913)

	British Pound	Sell	9/21/11	18,025	18,063	38

	Canadian Dollar	Buy	9/21/11	55,425	56,702	(1,277)

	Euro	Buy	9/21/11	159,298	157,416	1,882

	Norwegian Krone	Buy	9/21/11	6,673	6,609	64

	Singapore Dollar	Buy	9/21/11	48,667	48,634	33

	Swedish Krona	Buy	9/21/11	261,481	258,518	2,963

	Swiss Franc	Sell	9/21/11	48,848	50,294	1,446

24

FORWARD CURRENCY CONTRACTS at 8/31/11 (aggregate face value $8,024,155) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC

	Australian Dollar	Buy	9/21/11	$41,482	$42,357	$(875)

	British Pound	Buy	9/21/11	97,431	97,671	(240)

	Canadian Dollar	Buy	9/21/11	48,484	49,593	(1,109)

	Euro	Buy	9/21/11	72,748	71,683	1,065

	Hong Kong Dollar	Sell	9/21/11	27,325	27,293	(32)

	Japanese Yen	Sell	9/21/11	197,510	196,184	(1,326)

	Swedish Krona	Sell	9/21/11	52,590	51,971	(619)

	Swiss Franc	Sell	9/21/11	56,927	58,589	1,662

Citibank, N.A.

	British Pound	Buy	9/21/11	124,875	125,159	(284)

	Canadian Dollar	Sell	9/21/11	19,394	19,844	450

	Danish Krone	Buy	9/21/11	99,037	97,777	1,260

	Euro	Sell	9/21/11	558,693	551,738	(6,955)

	Hong Kong Dollar	Sell	9/21/11	347,806	347,407	(399)

	Singapore Dollar	Sell	9/21/11	11,129	11,121	(8)

	Swedish Krona	Buy	9/21/11	7,049	6,968	81

	Swiss Franc	Buy	9/21/11	194,024	199,688	(5,664)

Credit Suisse AG

	British Pound	Sell	9/21/11	39,947	40,033	86

	Canadian Dollar	Buy	9/21/11	85,638	87,565	(1,927)

	Euro	Sell	9/21/11	85,831	84,787	(1,044)

	Japanese Yen	Sell	9/21/11	9,855	9,780	(75)

	Norwegian Krone	Buy	9/21/11	14,129	13,965	164

	Swedish Krona	Buy	9/21/11	18,497	18,269	228

	Swiss Franc	Buy	9/21/11	51,458	52,926	(1,468)

Deutsche Bank AG

	Euro	Buy	9/21/11	19,840	19,596	244

	Swedish Krona	Buy	9/21/11	107,844	106,526	1,318

	Swiss Franc	Buy	9/21/11	100,181	103,043	(2,862)

Goldman Sachs International

	Australian Dollar	Buy	9/21/11	45,747	46,704	(957)

	British Pound	Sell	9/21/11	29,229	29,298	69

	Canadian Dollar	Buy	9/21/11	85,740	87,693	(1,953)

	Euro	Sell	9/21/11	102,221	100,939	(1,282)

	Japanese Yen	Buy	9/21/11	639,758	635,222	4,536

	Norwegian Krone	Buy	9/21/11	21,734	21,505	229

	Swedish Krona	Sell	9/21/11	121,153	116,821	(4,332)

HSBC Bank USA, National Association

	Australian Dollar	Buy	9/21/11	26,446	27,011	(565)

	British Pound	Buy	9/21/11	164,984	165,419	(435)

	Euro	Sell	9/21/11	41,837	41,329	(508)

	Hong Kong Dollar	Buy	9/21/11	195,280	195,044	236

	Norwegian Krone	Sell	9/21/11	15,508	15,369	(139)

25

FORWARD CURRENCY CONTRACTS at 8/31/11 (aggregate face value $8,024,155) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association cont.

	Singapore Dollar	Buy	9/21/11	$67,353	$67,368	$(15)

	Swiss Franc	Buy	9/21/11	44,995	46,321	(1,326)

	JPMorgan Chase Bank, N.A.

	British Pound	Sell	9/21/11	94,833	95,044	211

	Canadian Dollar	Sell	9/21/11	26,130	26,752	622

	Euro	Sell	9/21/11	89,713	88,317	(1,396)

	Hong Kong Dollar	Buy	9/21/11	144,960	144,801	159

	Japanese Yen	Buy	9/21/11	335,318	332,986	2,332

	Norwegian Krone	Sell	9/21/11	18,155	17,973	(182)

	Singapore Dollar	Buy	9/21/11	68,931	69,613	(682)

	Swedish Krona	Buy	9/21/11	56,548	55,884	664

	Swiss Franc	Buy	9/21/11	113,730	117,008	(3,278)

	Royal Bank of Scotland PLC (The)

	British Pound	Buy	9/21/11	74,535	75,161	(626)

	Canadian Dollar	Buy	9/21/11	26,743	27,323	(580)

	Euro	Buy	9/21/11	107,828	107,530	298

	Japanese Yen	Buy	9/21/11	264,727	263,193	1,534

	Swedish Krona	Sell	9/21/11	52,684	52,625	(59)

	Swiss Franc	Sell	9/21/11	66,373	78,169	11,796

	State Street Bank and Trust Co.

	Australian Dollar	Sell	9/21/11	12,903	13,174	271

	Canadian Dollar	Buy	9/21/11	17,454	20,414	(2,960)

	Euro	Sell	9/21/11	215,656	213,012	(2,644)

	Swedish Krona	Buy	9/21/11	130,283	128,769	1,514

	UBS AG

	Australian Dollar	Buy	9/21/11	29,218	29,834	(616)

	British Pound	Buy	9/21/11	28,093	28,159	(66)

	Canadian Dollar	Buy	9/21/11	25,620	26,200	(580)

	Euro	Sell	9/21/11	503,485	497,340	(6,145)

	Japanese Yen	Buy	9/21/11	70,135	69,647	488

	Norwegian Krone	Buy	9/21/11	14,278	14,140	138

	Swiss Franc	Buy	9/21/11	56,057	57,690	(1,633)

	Westpac Banking Corp.

	British Pound	Buy	9/21/11	87,526	87,716	(190)

	Canadian Dollar	Buy	9/21/11	10,513	10,757	(244)

	Euro	Buy	9/21/11	291,998	288,438	3,560

	Japanese Yen	Sell	9/21/11	192,405	191,374	(1,031)

	Swedish Krona	Sell	9/21/11	67,870	67,093	(777)

	Total					$(20,637)

26

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$—	$132,068	$—

Industrials	6,932,597	4,030,573	—

Information technology	77,482	164,147	—

Materials	—	62,979	—

Utilities	—	40,404	—

Total common stocks	7,010,079	4,430,171	—

Purchased options outstanding	—	36,688	—

Short-term investments	46,046	31,200	—

Totals by level	$7,056,125	$4,498,059	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(20,637)	$—

Totals by level	$—	$(20,637)	$—

The accompanying notes are an integral part of these financial statements.

27

Statement of assets and liabilities 8/31/11

ASSETS

Investment in securities, at value, including $29,994 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $12,122,236)	$11,476,938
Affiliated issuers (identified cost $77,246) (Notes 1 and 6)	77,246

Cash	20,641

Foreign currency (cost $882) (Note 1)	878

Dividends, interest and other receivables	24,143

Receivable for shares of the fund sold	24,148

Unrealized appreciation on forward currency contracts (Note 1)	41,641

Receivable from Manager (Note 2)	6,693

Total assets	11,672,328

LIABILITIES

Payable for shares of the fund repurchased	15,407

Payable for investor servicing fees (Note 2)	3,477

Payable for custodian fees (Note 2)	13,929

Payable for Trustee compensation and expenses (Note 2)	1,309

Payable for administrative services (Note 2)	63

Payable for distribution fees (Note 2)	5,721

Payable for audit expense	51,400

Unrealized depreciation on forward currency contracts (Note 1)	62,278

Collateral on securities loaned, at value (Note 1)	31,200

Other accrued expenses	10,220

Total liabilities	195,004

Net assets	$11,477,324

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$11,709,040

Undistributed net investment income (Note 1)	254,489

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	179,769

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(665,974)

Total — Representing net assets applicable to capital shares outstanding	$11,477,324

(Continued on next page)

28

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($9,243,069 divided by 697,906 shares)	$13.24

Offering price per class A share (100/94.25 of $13.24)*	$14.05

Net asset value and offering price per class B share ($375,720 divided by 28,767 shares)**	$13.06

Net asset value and offering price per class C share ($648,199 divided by 49,700 shares)**	$13.04

Net asset value and redemption price per class M share ($81,691 divided by 6,209 shares)	$13.16

Offering price per class M share (100/96.50 of $13.16)*	$13.64

Net asset value, offering price and redemption price per class R share
($15,013 divided by 1,134 shares)	$13.24

Net asset value, offering price and redemption price per class Y share
($1,113,632 divided by 83,733 shares)	$13.30

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

29

Statement of operations Year ended 8/31/11

INVESTMENT INCOME

Dividends (net of foreign tax of $15,689)	$269,453

Interest (including interest income of $425 from investments in affiliated issuers) (Note 6)	536

Securities lending (Note 1)	6,964

Total investment income	276,953

EXPENSES

Compensation of Manager (Note 2)	85,620

Investor servicing fees (Note 2)	43,145

Custodian fees (Note 2)	25,231

Trustee compensation and expenses (Note 2)	884

Administrative services (Note 2)	395

Distribution fees — Class A (Note 2)	29,024

Distribution fees — Class B (Note 2)	3,612

Distribution fees — Class C (Note 2)	5,290

Distribution fees — Class M (Note 2)	473

Distribution fees — Class R (Note 2)	95

Auditing	51,722

Other	14,107

Fees waived and reimbursed by Manager (Note 2)	(65,081)

Total expenses	194,517

Expense reduction (Note 2)	(1,182)

Net expenses	193,335

Net investment income	83,618

Net realized gain on investments (Notes 1 and 3)	390,013

Net realized gain on foreign currency transactions (Note 1)	321,130

Net realized gain on written options (Notes 1 and 3)	18,555

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(28,574)

Net unrealized depreciation of investments during the year	(837,952)

Net loss on investments	(136,828)

Net decrease in net assets resulting from operations	$(53,210)

The accompanying notes are an integral part of these financial statements.

30

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 8/31/11	Year ended 8/31/10

Operations:
Net investment income	$83,618	$2,854

Net realized gain on investments
and foreign currency transactions	729,698	731,310

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(866,526)	(384,377)

Net increase (decrease) in net assets resulting
from operations	(53,210)	349,787

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(163,249)	(58,808)

Class B	(3,807)	(1,406)

Class C	(6,085)	(591)

Class M	(631)	(228)

Class R	(303)	(137)

Class Y	(15,393)	(2,322)

Net realized short-term gain on investments

Class A	(532,748)	(119,042)

Class B	(16,422)	(3,238)

Class C	(23,822)	(1,410)

Class M	(2,480)	(555)

Class R	(1,128)	(335)

Class Y	(46,277)	(4,125)

From net realized long-term gain on investments
Class A	(83,390)	—

Class B	(2,570)	—

Class C	(3,729)	—

Class M	(388)	—

Class R	(177)	—

Class Y	(7,244)	—

Redemption fees (Note 1)	7,643	620

Increase from capital share transactions (Note 4)	6,965,953	1,289,192

Total increase in net assets	6,010,543	1,447,402

NET ASSETS

Beginning of year	5,466,781	4,019,379

End of year (including undistributed net investment
income of $254,489 and $39,209, respectively)	$11,477,324	$5,466,781

The accompanying notes are an integral part of these financial statements.

31

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A
August 31, 2011	$12.51	.10	1.99 [f]	2.09	(.29)	(1.08)	(1.37)	.01	$13.24	15.62	$9,243	1.40	.65	122
August 31, 2010	11.67	.01	1.33	1.34	(.17)	(.33)	(.50)	— [e]	12.51	11.55	4,749	1.46	.08	129
August 31, 2009†	10.00	.12	1.57	1.69	(.02)	—	(.02)	— [e]	11.67	16.96 *	3,787	.94 *	1.22 *	211 *

Class B
August 31, 2011	$12.38	(.02)	1.99 [f]	1.97	(.22)	(1.08)	(1.30)	.01	$13.06	14.82	$376	2.15	(.11)	122
August 31, 2010	11.61	(.08)	1.33	1.25	(.15)	(.33)	(.48)	— [e]	12.38	10.81	128	2.21	(.64)	129
August 31, 2009†	10.00	.05	1.58	1.63	(.02)	—	(.02)	— [e]	11.61	16.34 *	45	1.47 *	.44 *	211 *

Class C
August 31, 2011	$12.38	(.02)	1.99 [f]	1.97	(.24)	(1.08)	(1.32)	.01	$13.04	14.81	$648	2.15	(.10)	122
August 31, 2010	11.62	(.08)	1.31	1.23	(.14)	(.33)	(.47)	— [e]	12.38	10.67	145	2.21	(.63)	129
August 31, 2009†	10.00	.05	1.59	1.64	(.02)	—	(.02)	— [e]	11.62	16.44 *	21	1.47 *	.54 *	211 *

Class M
August 31, 2011	$12.44	.02	2.01 [f]	2.03	(.24)	(1.08)	(1.32)	.01	$13.16	15.24	$82	1.90	.12	122
August 31, 2010	11.64	(.05)	1.32	1.27	(.14)	(.33)	(.47)	— [e]	12.44	10.98	24	1.96	(.41)	129
August 31, 2009†	10.00	.09	1.57	1.66	(.02)	—	(.02)	— [e]	11.64	16.64 *	12	1.29 *	.88 *	211 *

Class R
August 31, 2011	$12.49	.05	2.02 [f]	2.07	(.25)	(1.08)	(1.33)	.01	$13.24	15.52	$15	1.65	.30	122
August 31, 2010	11.66	(.02)	1.32	1.30	(.14)	(.33)	(.47)	— [e]	12.49	11.22	13	1.71	(.16)	129
August 31, 2009†	10.00	.10	1.58	1.68	(.02)	—	(.02)	— [e]	11.66	16.85 *	12	1.12 *	1.06 *	211 *

Class Y
August 31, 2011	$12.54	.13	2.01 [f]	2.14	(.31)	(1.08)	(1.39)	.01	$13.30	16.00	$1,114	1.15	.86	122
August 31, 2010	11.69	.04	1.33	1.37	(.19)	(.33)	(.52)	— [e]	12.54	11.82	408	1.21	.33	129
August 31, 2009†	10.00	.12	1.59	1.71	(.02)	—	(.02)	— [e]	11.69	17.18 *	144	.76 *	1.15 *	211 *

* Not annualized.

† For the period December 18, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class, reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

August 31, 2011	0.48%

August 31, 2010	2.16

August 31, 2009	5.57

e Amount represents less than $0.01 per share.

f The amount of net realized and unrealized gain shown for a share outstanding for the period ending August 31, 2011, does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the portfolio.

The accompanying notes are an integral part of these financial statements.

32	33

Notes to financial statements 8/31/11

Note 1: Significant accounting policies

Putnam Global Industrials Fund (the fund), is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by concentrating in the industrial products, services or equipment industries. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from September 1, 2010 through August 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant

34

extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio.

Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Options contracts The fund uses options contracts to further express our fundamental opinion on stocks we own or actively cover. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See

35

Note 3 for the volume of written options contracts activity for the reporting period. Outstanding contracts on purchased options contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

E) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $6,200,000 on forward currency contracts for the reporting period.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $23,349 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

G) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $29,994 and the fund received cash collateral of $31,200.

H) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

I) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s

36

borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses and straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $321,130 to increase undistributed net investment income, with a decrease to accumulated net realized gains of $321,130.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$573,563
Unrealized depreciation	(1,396,414)

Net unrealized depreciation	(822,851)
Undistributed ordinary income	233,299
Undistributed long-term gain	357,323
Cost for federal income tax purposes	$12,377,035

L) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion,
0.545%	of any excess thereafter.

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Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $65,081 as a result of this limit.

Putnam Management had also contractually agreed, through December 30, 2010, to limit the management fee for the fund to an annual rate of 0.642% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $40 under the expense offset arrangements and by $1,142 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $11, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund.

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The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $14,619 and $14 from the sale of class A and class M shares, respectively, and received $637 and $119 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $21,987,481 and $15,858,249, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

		Written equity option	Written equity option
		contract amounts	premiums received

Written options outstanding at the
beginning of the reporting period	USD	—	$—

	DKK	—	$—

Options opened	USD	68,679	17,812

	DKK	19,720	1,108

Options expired	USD	(68,679)	(17,812)

	DKK	—	—

Options closed	USD	—	—

	DKK	(19,720)	(1,108)

Written options outstanding at the end
of the reporting period	USD	—	$—

	DKK	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/11		Year ended 8/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	787,677	$12,211,385	142,659	$1,842,936

Shares issued in connection with
reinvestment of distributions	50,894	752,215	14,471	177,850

	838,571	12,963,600	157,130	2,020,786

Shares repurchased	(520,216)	(7,728,646)	(101,936)	(1,230,775)

Net increase	318,355	$5,234,954	55,194	$790,011

39

	Year ended 8/31/11		Year ended 8/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	30,335	$456,872	12,862	$162,138

Shares issued in connection with
reinvestment of distributions	1,551	22,728	380	4,644

	31,886	479,600	13,242	166,782

Shares repurchased	(13,434)	(185,410)	(6,830)	(87,099)

Net increase	18,452	$294,190	6,412	$79,683

	Year ended 8/31/11		Year ended 8/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	48,087	$729,214	17,108	$227,161

Shares issued in connection with
reinvestment of distributions	2,262	33,095	164	2,001

	50,349	762,309	17,272	229,162

Shares repurchased	(12,344)	(185,340)	(7,350)	(91,275)

Net increase	38,005	$576,969	9,922	$137,887

	Year ended 8/31/11		Year ended 8/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	4,164	$65,635	828	$10,302

Shares issued in connection with
reinvestment of distributions	238	3,499	64	783

	4,402	69,134	892	11,085

Shares repurchased	(87)	(1,298)	—	—

Net increase	4,315	$67,836	892	$11,085

	Year ended 8/31/11		Year ended 8/31/10

Class R	Shares	Amount	Shares	Amount

Shares sold	201	$3,001	—	$—

Shares issued in connection with
reinvestment of distributions	109	1,607	39	472

	310	4,608	39	472

Shares repurchased	(217)	(2,630)	—	—

Net increase	93	$1,978	39	$472

	Year ended 8/31/11		Year ended 8/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	68,349	$1,062,226	22,606	$301,741

Shares issued in connection with
reinvestment of distributions	4,650	68,913	524	6,447

	72,999	1,131,139	23,130	308,188

Shares repurchased	(21,818)	(341,113)	(2,853)	(38,134)

Net increase	51,181	$790,026	20,277	$270,054

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At the close of the reporting period, Putnam Investments, LLC owned the following class shares:

	Shares owned	Percentage of ownership	Value at 8/31/11

Class A	196,001	28.08%	$2,595,050

Class M	1,134	18.26	14,917

Class R	1,134	100.00	15,013

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$41,641	Payables	$62,278

Equity contracts	Investments	36,688		—

Total		$78,329		$62,278

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total

Foreign exchange contracts	$—	$323,326	$323,326

Equity contracts	(204,782)	—	$(204,782)

Total	$(204,782)	$323,326	$118,544

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total

Foreign exchange contracts	$—	$(28,616)	$(28,616)

Equity contracts	(90,854)	—	$(90,854)

Total	$(90,854)	$(28,616)	$(119,470)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $425 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $8,935,237 and $8,933,685, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

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Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $361,826 as a capital gain dividend with respect to the taxable year ended August 31, 2011, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 22.92% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended August 31, 2011, the fund hereby designates 50.05%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended August 31, 2011, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $57 of distributions paid as qualifying to be taxed as interest-related dividends, and $622,877 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

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About the Trustees

Independent Trustees
Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company, a
Born 1955	a strategic consultant to domestic energy firms and direct	domestic exploration
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	and production
	College and member of the Investment Committee for the	company; UniSource
	college’s endowment. Former Chair and current board	Energy Corporation,
	member of Girls Incorporated of Metro Denver. Member of	an Arizona utility; CVR
	the Finance Committee, The Children’s Hospital of Denver.	Energy, a petroleum
refiner and fertilizer
manufacturer; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chair of Mutual Fund Directors Forum. Chair Emeritus
Trustee since 1994,	of the Board of Trustees of Mount Holyoke College.
Vice Chair from 2005	Director of the Adirondack Land Trust and Trustee of the
to 2011, and Chair	Nature Conservancy’s Adirondack Chapter.
since 2011

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman from 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
to 2011	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

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Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2011, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

44

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

45

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Multi-Cap Growth Fund	Putnam Convertible Income-Growth Trust
Prior to September 1, 2010, the fund was known as	Equity Income Fund
Putnam New Opportunities Fund	George Putnam Balanced Fund
Small Cap Growth Fund	Prior to September 30, 2010, the fund was known as
Voyager Fund	The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Blend	International Value Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

46

Tax-free income	Asset Allocation
AMT-Free Municipal Fund	Putnam Asset Allocation Funds — portfolios
Tax Exempt Income Fund	with allocations to stocks, bonds, and
Tax Exempt Money Market Fund*	money market instruments that are adjusted
Tax-Free High Yield Fund	dynamically within specified ranges as
market conditions change.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	Asset Allocation: Balanced Portfolio
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Conservative Portfolio
and Pennsylvania	Asset Allocation: Growth Portfolio

Absolute Return	Putnam RetirementReady Funds — portfolios
Absolute Return 100 Fund	with automatically adjusting allocations to
Absolute Return 300 Fund	stocks, bonds, and money market instruments,
Absolute Return 500 Fund	becoming more conservative over time.
Absolute Return 700 Fund
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
market investments to generate
retirement income.

Retirement Income Fund Lifestyle 1
Prior to June 16, 2011, the fund was known as Putnam
RetirementReady Maturity Fund
Retirement Income Fund Lifestyle 2
Retirement Income Fund Lifestyle 3
Prior to June 16, 2011, the fund was known as Putnam
Income Strategies Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

47

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

48

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Beth S. Mazor
Putnam Investment	Jameson A. Baxter, Chair	Vice President
Management, LLC	Ravi Akhoury
One Post Office Square	Barbara M. Baumann	Robert R. Leveille
Boston, MA 02109	Charles B. Curtis	Vice President and
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	John A. Hill
Putnam Investments Limited	Paul L. Joskow	Mark C. Trenchard
57–59 St James’s Street	Kenneth R. Leibler	Vice President and
London, England SW1A 1LD	Robert E. Patterson	BSA Compliance Officer
George Putnam, III
Investment Sub-Advisor	Robert L. Reynolds	Robert T. Burns
The Putnam Advisory	W. Thomas Stephens	Vice President and
Company, LLC		Chief Legal Officer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	James P. Pappas
	President	Vice President
Marketing Services
Putnam Retail Management	Jonathan S. Horwitz	Judith Cohen
One Post Office Square	Executive Vice President,	Vice President, Clerk and
Boston, MA 02109	Principal Executive	Assistant Treasurer
Officer, Treasurer and
Custodian	Compliance Liaison	Michael Higgins
State Street Bank		Vice President, Senior Associate
and Trust Company	Steven D. Krichmar	Treasurer and Assistant Clerk
Vice President and
Legal Counsel	Principal Financial Officer	Nancy E. Florek
Ropes & Gray LLP		Vice President, Assistant Clerk,
	Janet C. Smith	Assistant Treasurer and
Independent Registered	Vice President, Assistant	Proxy Manager
Public Accounting Firm	Treasurer and Principal
KPMG LLP	Accounting Officer	Susan G. Malloy
Vice President and
Assistant Treasurer

This report is for the information of shareholders of Putnam Global Industrials Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN721
269880 10/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2011	$51,308	$--	$4,100	$ —
August 31, 2010	$43,906	$--	$3,900	$ —

For the fiscal years ended August 31, 2011 and August 31, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,100 and $3,900 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2011	$ —	$ —	$ —	$ —

August 31, 2010	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 27, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 27, 2011

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2011

Date of reporting period:	September 1, 2010 — August 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGTAX

Putnam Global Technology Fund

Annual report
8 | 31 | 11

A world of investing.™

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of technology companies worldwide.

Putnam
Global Technology
Fund

Annual report
8 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	20

Financial statements	21

Federal tax information	41

About the Trustees	42

Officers	44

Message from the Trustees

Dear Fellow Shareholder:

Markets around the world are grappling with heightened volatility. In the United States, persistently high unemployment and other weak economic data have fueled investors’ risk aversion, while in Europe the sovereign debt crisis shows little sign of abating. Certain bright spots do exist, but it is clear that volatility and uncertainty will remain with us for the near term.

We believe it is important to consult your financial advisor in times like these to consider whether your portfolio reflects an appropriate degree of diversification. In responding to this need, Putnam offers funds with strategies that seek to limit volatility and also employs an active, research-based investment approach that is designed to offer shareholders a potential advantage in this climate by looking for new growth opportunities and seeking to guard against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in technology companies worldwide

In 1937, the year Putnam Investments was founded, a law student named Chester Carlson developed an innovative process for reproducing words on a page in just minutes. Despite the usefulness of his invention, he had a difficult time finding investors for his photocopier — which did not become commercially available until the Xerox Corporation began selling it in 1950. Successful investing, particularly in the technology sector, requires the ability to identify the value of a product, service, or business, and to capitalize on its long-term growth potential.

The magnitude of technological advances since Mr. Carlson invented his photocopier is astounding. Putnam Global Technology Fund seeks to capitalize on the potential of this sector — and the many innovations that are still to come. The fund combines the growth potential of technology stocks with Putnam’s investment expertise, research capabilities, and global reach.

The fund can invest worldwide in small entrepreneurial firms, midsize companies with significant market share in new industries, and well-established giants with years of profitability.

Most areas of the economy are influenced by technology — from emerging companies with revolutionary new products to traditional businesses dependent on technological innovation. The fund’s manager, with support from analysts in Putnam’s Global Equity Research group, looks across industries to find stocks that can help investors build wealth over time. Companies in the portfolio may range from computer hardware, software, storage, and security to technology consulting and Internet services.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the risk that the other party to the derivatives transaction will not meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds’ managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund:

Putnam Global Sector Fund

A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric, gas, and water utilities

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

4

Interview with your fund’s portfolio manager

George Gianarikas

Despite market volatility during the period, Putnam Global Technology Fund posted positive performance, although it underperformed its benchmark and Lipper peer category. What were the drivers of fund performance?

It was a positive year for the technology sector overall, although the stock market experienced a great deal of volatility. Some areas of the sector performed very well for most of the period, but were hit in the latter part of the year. For example, by the end of 2010, many so-called cloud computing companies performed well. The “cloud” is a virtual platform that allows users to access applications over a broadband connection. The market had high expectations for these stocks. But many of these stocks have not performed well to date in 2011 as stock market performance weakened. The fund underperformed its Lipper peer category, in part because many members of the category follow different benchmarks, some of which are focused solely on the United States. Putnam Global Technology Fund has a global investment approach.

What was the investment environment like during the period?

Positive economic reports and improved investor confidence in the strength of the economic recovery lifted stocks in the fourth quarter of 2010. This continued into 2011, but the stock market weakened again in the spring after Japan’s earthquake-tsunami disaster and growing civil unrest in the Middle East. These events added to market uncertainty and risk aversion because it was unclear how they would affect global economic growth. In addition, the first half of the fiscal year was marked by growing concerns about Europe’s sovereign debt

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/11. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 15.

5

woes, as well as those in the United States, where Congress engaged in a lengthy debt ceiling debate before finalizing a deficit reduction plan. We believe reductions in government spending in both Europe and in the United States will likely have an impact on the technology sector.

What trends have you observed in mergers and acquisitions among technology companies?

There has been a great deal of M&A activity throughout the reporting period, with technology leading the top 10 industry sectors in the number of deals in the first quarter of 2011 alone. Among some of the largest deals this year were Google’s plans to acquire Motorola, Hewlett-Packard’s acquisition of Autonomy Corp., Microsoft’s deal to buy Skype, and Texas Instruments’ deal to buy National Semiconductor. Much of the M&A activity has been driven by larger companies, which are experiencing a slowdown in growth and seeking ways to supplement that growth by enhancing their business models. In our view, M&A activity is likely to continue in the technology sector. At the same time, some technology firms in the social media subsector have postponed launching IPOs this year due to the weak equity market.

Given the slowdown in global growth, how has business spending on technology held up during the year?

Business spending had increased in the fourth quarter of 2010, as companies that had put technology upgrades and new equipment purchasing on hold during the recession began to spend again. Moderate spending continued in 2011 as businesses grew more cautious in the latter part of the reporting period, with U.S. and European debt issues becoming more prominent, leading to uncertainty about future economic growth. Pockets of weakness have emerged around government spending on technology in Europe due to sovereign debt

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Weightings will vary over time.

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issues. In the United States, a slowdown took place in spending across all levels of government, as federal, state, and local bodies dealt with budget issues.

How would you describe consumer spending activity during the period?

Consumer spending on technology in the United States experienced a boost in 2010 from holiday spending, but has remained largely flat since early 2011. The personal computer market has been fairly weak, primarily due to competition from smartphones and tablets. The television market is also fairly lackluster and has experienced falling prices. In Europe, consumer spending has also been weak.

In Asia and emerging markets, however, consumer spending is strong and, in fact, Asia has outpaced the United States.

What holdings contributed to fund performance?

Apple, a leader in product innovation, was the top contributor to performance during the period, thanks to the continued popularity and success of the iPhone and the iPad. Smartphones have driven growth in wireless technology. In many parts of the world, smartphones are supplanting personal computers as the gateway to the Internet.

Another contributor, Qualcomm, also has gained from this smartphone trend. Qualcomm manufactures computer chips used for smartphones. In addition, the company collects royalties when its patents are used to make chips. As growth in the smartphone market continues to expand, Qualcomm’s stock has benefited.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 8/31/11. Short-term holdings are excluded. Holdings will vary over time.

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Research in Motion [RIM], developer of the BlackBerry smartphone, has been losing market share to Apple. An underweight position in RIM contributed to the fund’s relative performance. By the end of the reporting period, the stock was no longer held by the fund.

EMC, an information-management company, also contributed to the fund’s performance. EMC benefited from its capability to provide data storage in the cloud-computing sector. As I mentioned, cloud computing has become a significant theme within the sector. We decided that we didn’t want to participate in the expensive cloud stocks. We looked instead for stocks that have much more reasonable valuations, and are positioned to benefit from growth in cloud computing. We viewed EMC as a company that will likely benefit from the same trends, but at a more reasonable price.

What were some of the holdings that detracted from performance?

An underweight position in IBM hurt performance. We were underweight because we believed that the stock was expensive relative to the other older, large-cap tech stocks. However, the stock outperformed based on delivering consistent results in the face of market and earnings uncertainty.

An overweight position in Cisco also detracted from the fund’s performance, but the issues were more specific to the company than market trends. Cisco has a large market share in the manufacturing of switching for computer networks. With increased competition, there is speculation that the firm could lose market share, and this could put pressure on its margins. The market has discounted the stock, but we continue to hold the stock because we believe the company can grow revenues in the next few years. We also believe that Cisco has a good management team.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Data in the chart reflect a new calculation methodology put into effect within the past six months.

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Hewlett-Packard, another detractor in which the fund had an overweight position, did not execute as it had planned based on several issues, including a difficult environment for personal computer sales. In the final months of the reporting period, the management team also decided to explore alternatives to its PC business and announced plans to acquire Autonomy Corp., an enterprise software developer, for $10 billion. Some analysts viewed the acquisition as an expensive move. Hewlett-Packard also has a new management team, and the company is trying to recharge the business. We continue to hold the stock because we believe in its potential. In the month following the reporting period, Hewlett-Packard named a new chief executive officer. We continue to monitor developments at the company.

Glassmaker Corning also detracted from fund performance. Television, which is one of its significant end markets, has been weak this year. Instead of TVs, consumers are buying other items with their technology dollars. In addition, the housing market is still weak and housing sales tend to drive television sales. We still think Corning is a good holding and believe that the company has a good management team and strong market share. Corning also makes glass for tablets and smartphones and, in our view, is poised to benefit in the long term if sales for these items continue to be robust.

How do you identify investment opportunities?

We try to find companies with strong strategic positions and management, as well as solid end markets. In addition, we look for companies whose stocks are reasonably valued and have the ability to grow a profit in the next few years.

What is your outlook for the sector?

I believe there is a lot of value in technology stocks. I also think we are at a critical juncture for technology firms, where there will be winners and losers. Many changes are occurring in the sector. We are at a shift in cloud computing, and the ways we use computers are changing. Instead of working on a computer with the hard drive nearby, it is located somewhere else completely, and more frequently in the virtual space of the cloud. Cloud computing changes the way we buy software and hardware. Within consumer spending, smartphones and tablets are taking over how technology dollars are spent. While not every company or business model will succeed, there are many new opportunities where there are tectonic shifts going on within the technology sector.

Thank you, George, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager George Gianarikas has an M.A. in Economics from Boston University and a B.A. from Boston University. George joined Putnam in 2009 and has been in the investment industry since 1998.

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IN THE NEWS

With economic storm clouds darkening, the Organisation for Economic Co-operation and Development (OECD) recently slashed its growth forecasts for the United States and many other countries for the remainder of 2011. In its interim forecast, released in early September, the OECD estimates that the United States economy will grow 1.1% in the third quarter and 0.4% in the fourth, down from the 2.9% and 3% growth it had predicted in May. Meanwhile, the OECD predicts that Japan will expand 4.1% in the third quarter before stagnating in the fourth, and that the German economy will grow 2.6% in the third quarter and shrink 1.4% in the fourth. For the third and fourth quarters, the United Kingdom economy is predicted to grow 0.4% and 0.3%, respectively. The OECD also said that central banks around the world should be ready to ease monetary policy if economies weaken further.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	61.57%	52.29%	58.34%	55.34%	58.42%	58.42%	59.40%	53.86%	60.55%	62.67%
Annual average	19.43	16.85	18.54	17.71	18.57	18.57	18.84	17.29	19.15	19.73

1 year	14.78	8.17	13.93	8.93	13.93	12.93	14.18	10.17	14.50	15.04

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 8/31/11

	MSCI World Information	Lipper Global Science/Technology Funds
	Technology Index (ND)	category average*

Life of fund	61.05%	82.63%
Annual average	19.29	24.81

1 year	17.76	16.71

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year and life-of-fund periods ended 8/31/11, there were 42 and 31 funds, respectively, in this Lipper category.

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Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $15,834 ($15,534 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $15,842, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $15,386. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $16,055 and $16,267, respectively.

Fund price and distribution information For the 12-month period ended 8/31/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	—		—	—	—		—	—

Capital gains — Long-term	$0.096		$0.096	$0.096	$0.096		$0.096	$0.096

Capital gains — Short-term	0.284		0.284	0.284	0.284		0.284	0.284

Total	$0.380		$0.380	$0.380	$0.380		$0.380	$0.380

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/10	$13.26	$14.07	$13.12	$13.12	$13.18	$13.66	$13.24	$13.30

8/31/11	14.86	15.77	14.59	14.59	14.69	15.22	14.80	14.94

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	51.35%	42.65%	48.24%	45.24%	48.32%	48.32%	49.30%	44.12%	50.35%	52.43%
Annual average	16.06	13.62	15.20	14.36	15.22	15.22	15.49	14.04	15.79	16.36

1 year	–4.12	–9.65	–4.86	–9.50	–4.79	–5.72	–4.57	–7.93	–4.34	–3.84

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 8/31/10*†	1.45%	2.20%	2.20%	1.95%	1.70%	1.20%

Total annual operating expenses for the fiscal year
ended 8/31/10†	2.35%	3.10%	3.10%	2.85%	2.60%	2.10%

Annualized expense ratio for the six-month period
ended 8/31/11‡	1.39%	2.14%	2.14%	1.89%	1.64%	1.14%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/11.

† Restated to reflect projected expenses under a management contract effective 1/1/10.

‡ For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2011, to August 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.64	$10.20	$10.20	$9.01	$7.83	$5.45

Ending value (after expenses)	$894.10	$890.70	$891.30	$891.90	$893.20	$895.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2011, use the following calculation method. To find the value of your investment on March 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.07	$10.87	$10.87	$9.60	$8.34	$5.80

Ending value (after expenses)	$1,018.20	$1,014.42	$1,014.42	$1,015.68	$1,016.94	$1,019.46

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Information Technology Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the information technology sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2011. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

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Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, both of the expense limitations applied during its fiscal year ending in 2010. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds

17

in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does

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not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered information about the absolute return of your fund, and your fund’s performance relative to its internal benchmark. Putnam Global Technology Fund’s class A shares’ return net of fees and expenses was positive over the one-year period ended December 31, 2010, and equaled the return of its internal benchmark over the one-year period.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

19

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2011, Putnam employees had approximately $323,000,000 and the Trustees had approximately $70,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

20

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Global Technology Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period from December 18, 2008 (commencement of operations) to August 31, 2009. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Technology Fund as of August 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 11, 2011

The fund’s portfolio 8/31/11

COMMON STOCKS (98.9%)*	Shares	Value

Communications equipment (18.1%)
ADTRAN, Inc.	1,376	$42,739

Alcatel-Lucent ADR (France) †	25,185	92,177

Cisco Systems, Inc.	54,730	858,166

HTC Corp. (Taiwan)	105	2,757

Juniper Networks, Inc. †	6,300	131,859

Polycom, Inc. †	728	17,326

Qualcomm, Inc.	7,971	410,188

Sycamore Networks, Inc. †	3,300	56,727

Telefonaktiebolaget LM Ericsson ADR (Sweden)	28,369	318,016

		1,929,955
Computers and peripherals (26.9%)
Apple, Inc. †	4,630	1,781,763

Asustek Computer, Inc. (Taiwan) †	2,440	20,708

Compal Electronics, Inc. (Taiwan)	217	234

EMC Corp. †	6,951	157,023

Fujitsu, Ltd. (Japan)	21,000	106,862

Hewlett-Packard Co.	14,210	369,886

Lenovo Group, Ltd. (China)	154,000	103,478

NetApp, Inc. †	1,200	45,144

SanDisk Corp. †	5,076	186,035

Stratasys, Inc. † S	800	18,512

Toshiba Corp. (Japan)	17,000	74,331

Wistron Corp. (Taiwan) †	580	720

		2,864,696
Diversified telecommunication services (2.8%)
Verizon Communications, Inc.	8,120	293,700

		293,700
Electronic equipment, instruments, and components (8.9%)
Corning, Inc.	22,816	342,924

Hitachi, Ltd. (Japan)	35,000	189,613

KEMET Corp. †	2,700	24,894

Kyocera Corp. (Japan)	1,000	92,295

LG Display Co., Ltd. ADR (South Korea)	1,600	15,904

Multi-Fineline Electronix, Inc. †	1,800	34,254

Murata Manufacturing Co., Ltd. (Japan)	2,000	122,862

Nippon Electric Glass Co., Ltd. (Japan)	7,000	71,489

TE Connectivity, Ltd. (Switzerland)	1,600	48,992

		943,227
Household durables (0.7%)
Pace Micro Technology PLC (United Kingdom)	10,474	17,943

Skyworth Digital Holdings, Ltd. (China)	92,000	53,462

		71,405
Internet and catalog retail (0.3%)
Amazon.com, Inc. †	147	31,648

		31,648
Internet software and services (8.0%)
Baidu, Inc. ADR (China) †	1,268	184,849

DeNA Co., Ltd. (Japan)	900	46,723

eBay, Inc. †	2,560	79,027

23

COMMON STOCKS (98.9%)* cont.	Shares	Value

Internet software and services cont.
Google, Inc. Class A †	944	$510,669

Mail.ru Group, Ltd. 144A GDR (Russia)	353	12,701

Tencent Holdings, Ltd. (China)	800	19,087

		853,056
IT services (5.7%)
Accenture PLC Class A	1,500	80,385

IBM Corp.	1,242	213,512

Mastercard, Inc. Class A	415	136,830

Unisys Corp. †	1,505	26,473

Visa, Inc. Class A	1,704	149,748

		606,948
Leisure equipment and products (0.3%)
Nikon Corp. (Japan)	1,300	28,495

		28,495
Office electronics (1.4%)
Canon, Inc. (Japan)	700	33,050

Canon, Inc. ADR (Japan)	2,512	118,667

		151,717
Semiconductors and semiconductor equipment (4.9%)
Advanced Micro Devices, Inc. † S	7,722	52,741

ASML Holding NV (Netherlands)	1,297	45,971

Cymer, Inc. †	1,000	40,460

First Solar, Inc. † S	1,238	123,775

JinkoSolar Holding Co., Ltd. ADR (China) †	1,800	29,538

Lam Research Corp. †	1,800	66,888

Marvell Technology Group, Ltd. †	2,523	33,177

Samsung Electronics Co., Ltd. (South Korea)	107	75,035

Sumco Corp. (Japan) †	700	8,415

Tokyo Electron, Ltd. (Japan)	500	24,162

Yingli Green Energy Holding Co., Ltd. ADR (China) †	4,000	25,520

		525,682
Software (20.4%)
Adobe Systems, Inc. †	3,800	95,912

Autonomy Corp. PLC (United Kingdom) †	2,723	111,260

BMC Software, Inc. †	1,013	41,138

Konami Corp. (Japan)	5,300	195,886

Microsoft Corp.	31,719	843,725

Nintendo Co., Ltd. (Japan)	500	88,151

Nintendo Co., Ltd. ADR (Japan) S	1,125	24,728

Oracle Corp.	21,395	600,558

Red Hat, Inc. †	615	24,317

Salesforce.com, Inc. †	347	44,676

Symantec Corp. †	1,902	32,619

Synchronoss Technologies, Inc. † S	1,297	35,227

VMware, Inc. Class A †	321	30,290

		2,168,487
Specialty retail (0.5%)
Best Buy Co., Inc.	2,200	56,298

		56,298

Total common stocks (cost $9,433,936)		$10,525,314

24

WARRANTS (0.6%)* †	Expiration	Strike
	date	price	Warrants	Value

Bharti Airtel, Ltd. 144A (India)	2/18/14	$0.00	7,211	$63,364

Total warrants (cost $53,823)				$63,364

SHORT-TERM INVESTMENTS (3.2%)*			Shares	Value

Putnam Cash Collateral Pool, LLC 0.17% [d]			231,000	$231,000

Putnam Money Market Liquidity Fund 0.05% [e]			105,822	105,822

Total short-term investments (cost $336,822)				$336,822

TOTAL INVESTMENTS

Total investments (cost $9,824,581)				$10,925,500

Key to holding’s abbreviations
ADR	American Depository Receipts
GDR	Global Depository Receipts

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2010 through August 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $10,638,859.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $6,132 to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR or GDR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY*

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

United States	76.9%	South Korea	0.9%

Japan	11.5	India	0.6

China	3.9	Switzerland	0.5

Sweden	3.0	Other	0.6

United Kingdom	1.2	Total	100.0%

France	0.9

* Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

25

FORWARD CURRENCY CONTRACTS at 8/31/11 (aggregate face value $2,425,331)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	British Pound	Sell	9/21/11	$39,297	$39,382	$85

	Canadian Dollar	Buy	9/21/11	21,945	22,451	(506)

	Euro	Buy	9/21/11	131,406	129,854	1,552

	Swedish Krona	Buy	9/21/11	1,703	1,684	19

Barclays Bank PLC

	Euro	Sell	9/21/11	13,083	12,761	(322)

	Hong Kong Dollar	Sell	9/21/11	95,604	95,494	(110)

	Japanese Yen	Buy	9/21/11	119,162	118,440	722

	Swedish Krona	Buy	9/21/11	36,931	36,497	434

	Swiss Franc	Sell	9/21/11	40,644	41,831	1,187

Citibank, N.A.

	British Pound	Buy	9/21/11	22,734	22,324	410

	Canadian Dollar	Sell	9/21/11	20,618	21,098	480

	Euro	Sell	9/21/11	72,604	71,700	(904)

	Swedish Krona	Buy	9/21/11	31,585	31,224	361

Credit Suisse AG

	Euro	Sell	9/21/11	28,323	27,978	(345)

	Japanese Yen	Buy	9/21/11	135,744	134,718	1,026

	Swiss Franc	Buy	9/21/11	55,063	56,634	(1,571)

Deutsche Bank AG

	Canadian Dollar	Buy	9/21/11	23,885	24,428	(543)

	Euro	Sell	9/21/11	3,451	3,408	(43)

Goldman Sachs International

	Canadian Dollar	Sell	9/21/11	43,074	44,055	981

	Euro	Buy	9/21/11	51,182	50,543	639

	Japanese Yen	Sell	9/21/11	19,883	19,742	(141)

	Swedish Krona	Buy	9/21/11	39,990	38,305	1,685

HSBC Bank USA, National Association

	Euro	Buy	9/21/11	119,905	118,449	1,456

	Hong Kong Dollar	Buy	9/21/11	8,145	8,135	10

JPMorgan Chase Bank, N.A.

	British Pound	Buy	9/21/11	60,083	60,216	(133)

	Canadian Dollar	Sell	9/21/11	715	731	16

	Euro	Sell	9/21/11	23,291	23,072	(219)

	Hong Kong Dollar	Sell	9/21/11	68,562	68,487	(75)

	Japanese Yen	Buy	9/21/11	7,920	7,865	55

	Swedish Krona	Sell	9/21/11	79,555	78,621	(934)

Royal Bank of Scotland PLC (The)

	Canadian Dollar	Sell	9/21/11	1,327	1,356	29

	Euro	Buy	9/21/11	97,189	95,657	1,532

	Japanese Yen	Sell	9/21/11	300,978	298,954	(2,024)

	Swedish Krona	Sell	9/21/11	40,589	40,103	(486)

26

FORWARD CURRENCY CONTRACTS at 8/31/11 (aggregate face value $2,425,331) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co.

	Canadian Dollar	Buy	9/21/11	$41,849	$42,818	$(969)

	Euro	Sell	9/21/11	125,368	125,688	320

	Swedish Krona	Sell	9/21/11	102,561	101,370	(1,191)

UBS AG

	British Pound	Sell	9/21/11	15,589	15,626	37

	Canadian Dollar	Buy	9/21/11	64,305	65,762	(1,457)

	Euro	Buy	9/21/11	95,464	94,299	1,165

Westpac Banking Corp.

	British Pound	Sell	9/21/11	51,314	51,426	112

	Canadian Dollar	Buy	9/21/11	3,573	3,655	(82)

	Euro	Sell	9/21/11	24,153	23,859	(294)

	Japanese Yen	Sell	9/21/11	12,277	12,354	77

	Swedish Krona	Sell	9/21/11	42,765	42,277	(488)

Total						$1,553

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$87,946	$99,900	$—

Information technology	8,597,978	1,445,790	—

Telecommunication services	293,700	—	—

Total common stocks	8,979,624	1,545,690	—

Warrants	—	63,364	—

Short-term investments	105,822	231,000	—

Totals by level	$9,085,446	$1,840,054	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$1,553	$—

Totals by level	$—	$1,553	$—

The accompanying notes are an integral part of these financial statements.

27

Statement of assets and liabilities 8/31/11

ASSETS

Investment in securities, at value, including $222,351 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $9,487,759)	$10,588,678
Affiliated issuers (identified cost $336,822) (Notes 1 and 6)	336,822

Foreign currency (cost $47,978) (Note 1)	47,511

Dividends, interest and other receivables	12,089

Receivable for shares of the fund sold	16,100

Unrealized appreciation on forward currency contracts (Note 1)	14,390

Receivable from Manager (Note 2)	9,499

Total assets	11,025,089

LIABILITIES

Payable to custodian	27,149

Payable for investments purchased	163

Payable for shares of the fund repurchased	32,290

Payable for investor servicing fees (Note 2)	2,901

Payable for custodian fees (Note 2)	12,047

Payable for Trustee compensation and expenses (Note 2)	1,307

Payable for administrative services (Note 2)	43

Payable for auditing	51,400

Payable for distribution fees (Note 2)	4,810

Unrealized depreciation on forward currency contracts (Note 1)	12,837

Collateral on securities loaned, at value (Note 1)	231,000

Other accrued expenses	10,283

Total liabilities	386,230

Net assets	$10,638,859

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$9,182,073

Accumulated net investment loss (Note 1)	(1,727)

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	356,676

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,101,837

Total — Representing net assets applicable to capital shares outstanding	$10,638,859

(Continued on next page)

28

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($7,885,917 divided by 530,540 shares)	$14.86

Offering price per class A share (100/94.25 of $14.86)*	$15.77

Net asset value and offering price per class B share ($691,032 divided by 47,352 shares)**	$14.59

Net asset value and offering price per class C share ($749,388 divided by 51,366 shares)**	$14.59

Net asset value and redemption price per class M share ($97,993 divided by 6,670 shares)	$14.69

Offering price per class M share (100/96.50 of $14.69)*	$15.22

Net asset value, offering price and redemption price per class R share
($32,388 divided by 2,188 shares)	$14.80

Net asset value, offering price and redemption price per class Y share
($1,182,141 divided by 79,110 shares)	$14.94

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

29

Statement of operations Year ended 8/31/11

INVESTMENT INCOME

Dividends (net of foreign tax of $3,723)	$130,325

Interest (including interest income of $343 from investments in affiliated issuers) (Note 6)	343

Securities lending (Note 1)	1,730

Total investment income	132,398

EXPENSES

Compensation of Manager (Note 2)	72,389

Investor servicing fees (Note 2)	36,582

Custodian fees (Note 2)	21,557

Trustee compensation and expenses (Note 2)	768

Administrative services (Note 2)	293

Distribution fees — Class A (Note 2)	22,520

Distribution fees — Class B (Note 2)	6,223

Distribution fees — Class C (Note 2)	6,547

Distribution fees — Class M (Note 2)	875

Distribution fees — Class R (Note 2)	130

Reports to shareholders	12,487

Auditing	53,712

Other	3,027

Fees waived and reimbursed by Manager (Note 2)	(68,809)

Total expenses	168,301

Expense reduction (Note 2)	(245)

Net expenses	168,056

Net investment loss	(35,658)

Net realized gain on investments (Notes 1 and 3)	555,815

Net realized gain on foreign currency transactions (Note 1)	28,154

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(66)

Net unrealized appreciation of investments during the year	440,026

Net gain on investments	1,023,929

Net increase in net assets resulting from operations	$988,271

The accompanying notes are an integral part of these financial statements.

30

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 8/31/11	Year ended 8/31/10

Operations:
Net investment loss	$(35,658)	$(42,389)

Net realized gain on investments
and foreign currency transactions	583,969	228,649

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	439,960	(311,530)

Net increase (decrease) in net assets resulting from operations	988,271	(125,270)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(27,298)

Class B	—	(329)

Class C	—	(202)

Class M	—	(71)

Class R	—	(17)

Class Y	—	(2,505)

Net realized short-term gain on investments

Class A	(162,378)	(427,725)

Class B	(9,831)	(18,983)

Class C	(9,959)	(7,455)

Class M	(2,571)	(3,608)

Class R	(448)	(838)

Class Y	(16,313)	(27,458)

From net realized long-term gain on investments
Class A	(54,889)	—

Class B	(3,323)	—

Class C	(3,366)	—

Class M	(869)	—

Class R	(151)	—

Class Y	(5,514)	—

Redemption fees (Note 1)	2,272	5,847

Increase from capital share transactions (Note 4)	1,986,461	2,262,787

Total increase in net assets	2,707,392	1,626,875

NET ASSETS

Beginning of year	7,931,467	6,304,592

End of year (including accumulated net investment loss of
$1,727 and distributions in excess of net investment income of
$1,248, respectively)	$10,638,859	$7,931,467

The accompanying notes are an integral part of these financial statements.

31

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A
August 31, 2011	$13.26	(.04)	2.02	1.98	—	(.38)	(.38)	— [e]	$14.86	14.78	$7,886	1.40	(.24)	101
August 31, 2010	13.67	(.07)	.54	.47	(.05)	(.84)	(.89)	.01	13.26	2.98	6,261	1.48	(.46)	161
August 31, 2009†	10.00	(.02)	3.69	3.67	—	—	—	— [e]	13.67	36.70 *	5,650	1.12*	(.14)*	132*

Class B
August 31, 2011	$13.12	(.15)	2.00	1.85	—	(.38)	(.38)	— [e]	$14.59	13.93	$691	2.15	(1.00)	101
August 31, 2010	13.60	(.17)	.53	.36	(.01)	(.84)	(.85)	.01	13.12	2.19	443	2.23	(1.19)	161
August 31, 2009†	10.00	(.08)	3.68	3.60	—	—	—	— [e]	13.60	36.00 *	210	1.65*	(.70)*	132*

Class C
August 31, 2011	$13.12	(.15)	2.00	1.85	—	(.38)	(.38)	— [e]	$14.59	13.93	$749	2.15	(1.00)	101
August 31, 2010	13.60	(.16)	.52	.36	(.02)	(.84)	(.86)	.02	13.12	2.24	429	2.23	(1.14)	161
August 31, 2009†	10.00	(.08)	3.68	3.60	—	—	—	— [e]	13.60	36.00 *	66	1.65*	(.71)*	132*

Class M
August 31, 2011	$13.18	(.12)	2.01	1.89	—	(.38)	(.38)	— [e]	$14.69	14.18	$98	1.90	(.77)	101
August 31, 2010	13.62	(.13)	.54	.41	(.02)	(.84)	(.86)	.01	13.18	2.50	79	1.98	(.94)	161
August 31, 2009†	10.00	(.08)	3.70	3.62	—	—	—	— [e]	13.62	36.20 *	47	1.47*	(.65)*	132*

Class R
August 31, 2011	$13.24	(.08)	2.02	1.94	—	(.38)	(.38)	— [e]	$14.80	14.50	$32	1.65	(.51)	101
August 31, 2010	13.64	(.10)	.55	.45	(.02)	(.84)	(.86)	.01	13.24	2.80	14	1.73	(.71)	161
August 31, 2009†	10.00	(.03)	3.67	3.64	—	—	—	— [e]	13.64	36.40 *	14	1.29*	(.28)*	132*

Class Y
August 31, 2011	$13.30	— [e]	2.02	2.02	—	(.38)	(.38)	— [e]	$14.94	15.04	$1,182	1.15	— [f]	101
August 31, 2010	13.69	(.03)	.55	.52	(.08)	(.84)	(.92)	.01	13.30	3.29	705	1.23	(.18)	161
August 31, 2009†	10.00	— [e]	3.69	3.69	—	—	—	— [e]	13.69	36.90 *	318	.94*	.01*	132*

* Not annualized.

† For the period December 18, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

August 31, 2011	0.60%

August 31, 2010	1.15

August 31, 2009	4.13

e Amount represents less than $0.01 per share.

f Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.

32	33

Notes to financial statements 8/31/11

Note 1: Significant accounting policies

Putnam Global Technology Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks (growth or value stocks or both) of large and midsize companies in the technology industries worldwide that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from September 1, 2010 through August 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant

34

extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward

35

currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $2,100,000 on forward currency contracts for the reporting period.

E) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity. At the close of the reporting period, the fund had a net liability position of $6,482 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

F) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $222,351 and the fund received cash collateral of $231,000.

G) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

H) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision

36

has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses and net operating loss. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $35,179 to decrease accumulated net investment loss with a decrease to accumulated net realized gain of $35,179.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,901,871
Unrealized depreciation	(958,620)

Net unrealized appreciation	943,251
Undistributed short-term gain	150,178
Undistributed long-term gain	364,166
Cost for federal income tax purposes	$9,982,249

K) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion,
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $68,809 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at

37

the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $42 under the expense offset arrangements and by $203 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $8, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $6,636 and $27 from the sale of class A and class M shares, respectively, and received $619 and $737 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $13,185,202 and $11,183,042, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

38

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/11		Year ended 8/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	312,057	$4,967,817	344,053	$5,091,358

Shares issued in connection with
reinvestment of distributions	13,510	211,977	29,344	424,896

	325,567	5,179,794	373,397	5,516,254

Shares repurchased	(267,231)	(4,157,597)	(314,578)	(4,376,460)

Net increase	58,336	$1,022,197	58,819	$1,139,794

	Year ended 8/31/11		Year ended 8/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	27,693	$431,880	28,615	$412,172

Shares issued in connection with
reinvestment of distributions	821	12,724	1,275	18,359

	28,514	444,604	29,890	430,531

Shares repurchased	(14,958)	(231,187)	(11,537)	(164,591)

Net increase	13,556	$213,417	18,353	$265,940

	Year ended 8/31/11		Year ended 8/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	32,963	$518,298	32,628	$463,590

Shares issued in connection with
reinvestment of distributions	860	13,312	532	7,657

	33,823	531,610	33,160	471,247

Shares repurchased	(15,149)	(228,931)	(5,349)	(77,018)

Net increase	18,674	$302,679	27,811	$394,229

	Year ended 8/31/11		Year ended 8/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	4,808	$73,499	3,650	$51,735

Shares issued in connection with
reinvestment of distributions	221	3,440	255	3,679

	5,029	76,939	3,905	55,414

Shares repurchased	(4,368)	(69,401)	(1,320)	(18,969)

Net increase	661	$7,538	2,585	$36,445

	Year ended 8/31/11		Year ended 8/31/10

Class R	Shares	Amount	Shares	Amount

Shares sold	1,662	$25,205	3	$42

Shares issued in connection with
reinvestment of distributions	38	599	59	855

	1,700	25,804	62	897

Shares repurchased	(574)	(8,657)	—	—

Net increase	1,126	$17,147	62	$897

39

	Year ended 8/31/11		Year ended 8/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	36,491	$585,719	44,517	$639,283

Shares issued in connection with
reinvestment of distributions	1,383	21,780	2,068	29,963

	37,874	607,499	46,585	669,246

Shares repurchased	(11,770)	(184,016)	(16,828)	(243,764)

Net increase	26,104	$423,483	29,757	$425,482

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

			Total value of
	Shares owned	Percentage of ownership	owned shares

Class A	141,167	26.6%	$2,097,742

Class R	1,085	49.6	16,058

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$14,390	Payables	$12,837

Equity contracts	Investments	63,364	Payables	—

Total		$77,754		$12,837

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants *	contracts	Total

Foreign exchange contracts	$—	$23,669	$23,669

Equity contracts	116	—	116

Total	$116	$23,669	$23,785

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants *	contracts	Total

Foreign exchange contracts	$—	$321	$321

Equity contracts	9,541	—	9,541

Total	$9,541	$321	$9,862

* For the reporting period, the transaction volume for warrants was minimal.

40

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $343 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $6,540,664 and $6,434,842, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $408,573 as a capital gain dividend with respect to the taxable year ended August 31, 2011, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 39.67% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended August 31, 2011, the fund hereby designates 54.80%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

41

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company, a
Born 1955	a strategic consultant to domestic energy firms and direct	domestic exploration
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	and production
	College and member of the Investment Committee for the	company; UniSource
	college’s endowment. Former Chair and current board	Energy Corporation,
	member of Girls Incorporated of Metro Denver. Member of	an Arizona utility; CVR
	the Finance Committee, The Children’s Hospital of Denver.	Energy, a petroleum
refiner and fertilizer
manufacturer; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chair of Mutual Fund Directors Forum. Chair Emeritus
Trustee since 1994,	of the Board of Trustees of Mount Holyoke College.
Vice Chair from 2005	Director of the Adirondack Land Trust and Trustee of the
to 2011, and Chair	Nature Conservancy’s Adirondack Chapter.
since 2011

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman from 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
to 2011	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

42

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2011, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

43

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

44

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Beth S. Mazor
Putnam Investment	Jameson A. Baxter, Chair	Vice President
Management, LLC	Ravi Akhoury
One Post Office Square	Barbara M. Baumann	Robert R. Leveille
Boston, MA 02109	Charles B. Curtis	Vice President and
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	John A. Hill
Putnam Investments Limited	Paul L. Joskow	Mark C. Trenchard
57–59 St James’s Street	Kenneth R. Leibler	Vice President and
London, England SW1A 1LD	Robert E. Patterson	BSA Compliance Officer
George Putnam, III
Investment Sub-Advisor	Robert L. Reynolds	Robert T. Burns
The Putnam Advisory	W. Thomas Stephens	Vice President and
Company, LLC		Chief Legal Officer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	James P. Pappas
	President	Vice President
Marketing Services
Putnam Retail Management	Jonathan S. Horwitz	Judith Cohen
One Post Office Square	Executive Vice President,	Vice President, Clerk and
Boston, MA 02109	Principal Executive	Assistant Treasurer
Officer, Treasurer and
Custodian	Compliance Liaison	Michael Higgins
State Street Bank		Vice President, Senior Associate
and Trust Company	Steven D. Krichmar	Treasurer and Assistant Clerk
Vice President and
Legal Counsel	Principal Financial Officer	Nancy E. Florek
Ropes & Gray LLP		Vice President, Assistant Clerk,
	Janet C. Smith	Assistant Treasurer and
Independent Registered	Vice President, Assistant	Proxy Manager
Public Accounting Firm	Treasurer and Principal
KPMG LLP	Accounting Officer	Susan G. Malloy
Vice President and
Assistant Treasurer

This report is for the information of shareholders of Putnam Global Technology Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN722
269877 10/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2011	$51,306	$--	$4,100	$ —
August 31, 2010	$43,906	$--	$3,900	$ —

For the fiscal years ended August 31, 2011 and August 31, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,100 and $3,900 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2011	$ —	$ —	$ —	$ —

August 31, 2010	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 27, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 27, 2011

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2011

Date of reporting period:	September 1, 2010 — August 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGBZX

Putnam Global Telecommunications Fund

Annual report
8 | 31 | 11

A world of investing.™

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of telecommunications companies worldwide.

Putnam Global
Telecommunications
Fund

Annual report
8 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	20

Financial statements	21

Federal tax information	41

About the Trustees	42

Officers	44

Message from the Trustees

Dear Fellow Shareholder:

Markets around the world are grappling with heightened volatility. In the United States, persistently high unemployment and other weak economic data have fueled investors’ risk aversion, while in Europe the sovereign debt crisis shows little sign of abating. Certain bright spots do exist, but it is clear that volatility and uncertainty will remain with us for the near term.

We believe it is important to consult your financial advisor in times like these to consider whether your portfolio reflects an appropriate degree of diversification. In responding to this need, Putnam offers funds with strategies that seek to limit volatility and also employs an active, research-based investment approach that is designed to offer shareholders a potential advantage in this climate by looking for new growth opportunities and seeking to guard against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in telecommunications companies worldwide

In 1979, in Tokyo, Japan, the first commercial cellular telephone system began operations. Today — over 30 years later — billions of consumers worldwide carry their telephones, music, movies, games, Internet access, and computer systems in devices considerably smaller than those first cell phones.

Telecommunications — defined as the transmission of information, such as words, sounds, or images, usually over great distances —has experienced an astounding array of advances over the years. Putnam Global Telecommunications Fund seeks to capitalize on the potential of this dynamic sector — and the many innovations that are still to come. Under normal circumstances, the fund invests at least 80% of its assets in stocks of companies engaged in telecommunications industries.

The fund’s portfolio can include businesses of all sizes and at different stages of growth, from newer, rapidly growing companies to established global corporations. The fund’s manager focuses primarily on large and midsize companies, and has the flexibility to invest in U.S. and international markets.

The telecommunications sector includes telephone and wireless companies; providers of mobile devices and services such as text messaging and mobile Internet connectivity; and cable companies offering high-speed Internet access and video programming.

The fund’s manager conducts intensive research with support from analysts in Putnam’s Global Equity Research group. Their disciplined process includes analyzing each company’s valuation, financial strength, competitive positioning, earnings, and cash flow.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds’ managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund:

Putnam Global Sector Fund

A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric, gas, and water utilities

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

4

Interview with your fund’s portfolio manager

Vivek Gandhi, CFA

Vivek, in the semiannual report, you described how the convergence trend was creating growth opportunities in the telecommunications sector. Has this trend continued?

Yes, the convergence theme is a multi-year phenomenon and continues to influence the current earnings growth and future outlook of a number of companies in the sector. Convergence refers to the combination of media content and personal communications on mobile devices such as smartphones as well as personal computers and Internet-connected televisions. It’s a powerful force because it brings together entertainment, such as video programming and gaming, and personal communications, such as texting, e-mail, and social networking. This trend is leading to significant growth in data traffic over both fixed and mobile networks.

How does the convergence trend help to lift corporate earnings?

Telecommunication companies own and manage the data networks that carry media and personal communications. Companies that aggressively expand and improve their network capabilities and media content to meet demand should be able to achieve pricing power, which can be translated into rapid earnings growth.

Today, consumers find that most of their computing devices — smartphones, tablet computers, laptops, and even televisions —can tap into the same capabilities. You can watch videos on a phone or access YouTube on a TV. The choices and flexibility stimulate even further demand. This is providing new revenue opportunities for the industry while traditional voice calling is becoming less important.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/11. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 15.

5

Companies with robust high-speed data networks and that rely less on plain voice revenues should benefit from this trend. On the other hand, companies that rely heavily on voice business will likely continue to adapt their business models to generate more revenues from data networks that, in some cases, will involve high capital investment to upgrade and modernize.

Which fund holdings benefited from this trend during the period?

Two European cable companies contributed significantly to the fund’s outperformance. Kabel Deutschland, Germany’s leading cable company, was the top overall contributor. We selected this stock because it offers attractive secular, or long-term, growth potential as it cross-sells its nine million basic cable customers with Internet, pay TV, and telephony services. It has had great success in its cross-selling initiatives lately, but fewer than two million of its subscribers buy additional services currently, so it continues to have big growth opportunities.

The second major European contributor was Telenet Group Holding, Belgium’s largest cable TV operator. The company has continued to increase both revenues and earnings by cross-selling more products to its current customers. It has recently entered the mobile telephony market, and we believe that will provide incremental growth going forward.

In the United States, Verizon Communications benefited from positive trends in its mobile business and posted solid earnings growth. We held an overweight position in this stock relative to the benchmark. At the same time, we held an underweight position in AT&T compared with the benchmark index. This positioning decision helped the fund’s relative performance.

I also want to note that aside from these stocks, the impact of foreign currency exposure was mildly positive during the period. We selectively hedged currency exposures.

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Weightings will vary over time.

6

The hedging strategies employed forward currency contracts, a type of derivative.

What is your view of AT&T’s effort to acquire T-Mobile?

In March 2011, AT&T announced an agreement to purchase T-Mobile U.S. from Deutsche Telekom of Germany for $39 billion in cash and stock. T-Mobile has 34 million subscribers in the United States. AT&T and Verizon each have approximately 95 million. Acquiring T-Mobile would give AT&T further scale advantage.

AT&T’s key strategic rationale behind the acquisition is to address its capacity weaknesses. The company must create more capacity with additional spectrum and a denser base station network, because its mobile data volumes have grown tremendously in the past four years, and volume could grow an additional eight to 10 times in the next five years. Acquiring T-Mobile would serve both objectives. For Deutsche Telekom, the deal would realize value for T-Mobile, which lacks the network quality and coverage to compete effectively for video and data traffic. Our fund held a large underweight position in Deutsche Telekom in part because of T-Mobile’s weaknesses.

However, there was always a big question whether authorities would permit the deal. In August, the U.S. Department of Justice brought an antitrust suit to block the merger, claiming that the combination would dominate several major U.S. urban markets, producing higher costs and fewer choices for consumers. While the suit remains unsettled, AT&T’s and Deutsche Telekom’s stock prices have fallen. Our current view is that the deal will be prohibited, and though we expect this will be only slightly negative for AT&T, it

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 8/31/11. Short-term holdings are excluded. Holdings will vary over time.

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should be significantly negative for Deutsche Telekom as T-Mobile continues to lose contract customers with no visible catalyst to change that trend. The fund has underweight positions in both stocks relative to the benchmark index.

Which stock selections did you find disappointing?

The fund was hurt by the performance of Mobile Telesystems (MTS) in Russia because we underestimated the increase in competitive intensity in this market. Although MTS is growing quickly, two other strong rivals have raised the costs of winning new customers. This dynamic reduced profit margins and caused the stock to underperform the benchmark index. We re-evaluated the stock in light of these competitive dynamics, and after the end of the period we sold off the fund’s position.

The fund’s position in Netherlands-based KPN hurt the fund’s performance after the company warned of weak earnings in April. The company’s revenues from Short Message Service (SMS) has been cannibalized as customers are increasingly texting using applications like WhatsApp, which are much cheaper than traditional SMS. There is also a risk of a new entrant in KPN’s domestic mobile market, which has the potential to raise competition and pressure profit margins. After the announcement, we sold the stock.

Zon Multimedia in Portugal also dampened the fund’s performance. In this case, the company has delivered decent performance, but investors have shunned Portugal’s stock market because of the nation’s struggling economy and rising sovereign debt risk.

What qualities does the telecommunications sector offer to investors considering global opportunities?

It’s our view that the sector offers a combination of defensive characteristics and growth potential. As I have described, the convergence theme offers investors the opportunity to

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Chart data reflect a new calculation method put into effect within the past six months.

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participate in growth. At the same time, the performance of telecommunication stocks can counterbalance more cyclical sectors. For example, since May 2011, global markets have retreated on concerns of a recession, and during this period the telecommunications sector has outperformed broader markets significantly.

How is the fund positioned for the fiscal year that is now beginning?

We have an overweight position in the United States because we are impressed by the growth exhibited by the mobile services offerings of Verizon and AT&T. Both companies benefit from the increased penetration of smartphones in the U.S. market, and we believe this growth trend should continue. New products like tablet computers can stimulate even more demand for data plans, and the competitive environment appears to be stable. Together these two companies made up 26.1% of the fund’s investment portfolio at the end of the reporting period.

We are not great fans of large-cap telecommunications companies within Europe. Deutsche Telekom and Spain’s Telefonica are underweight positions, for example, and the fund does not own France Telecom. These companies are facing increasing competition due to new entrants and falling mobile termination rates — what companies charge for accepting calls placed from other companies’ networks. There are a couple of exceptions to this stance. That said, we like Vodafone of the United Kingdom, which has diverse exposures to European mobile services; to Verizon Wireless in the United States; and to growing markets in India, Turkey, and South Africa.

Direct emerging-market exposure is not very large, and has not changed much during the period. Nearly 5% of the portfolio is invested in Hong Kong and Singapore, but these affluent markets do not exhibit true emerging-market characteristics, in our view.

Currently, we are monitoring the possibility of consolidation in several markets, which could influence future portfolio positioning. If it occurs, consolidation is likely to increase pricing power. Much hinges on the AT&T and T-Mobile merger decision in the United States, as regulatory decisions can have international significance. If this deal is permitted, European regulators may adopt its reasoning to allow mergers in Europe.

Vivek, thank you for this update on the fund and the sector.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Vivek Gandhi has an M.B.A. from Xavier Labour Relations Institute in Jamshedpur, India, and a B.Eng. from Regional Engineering College in Bhopal, India. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1994.

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IN THE NEWS

With economic storm clouds darkening, the Organisation for Economic Co-operation and Development (OECD) recently slashed its growth forecasts for the United States and many other countries for the remainder of 2011. In its interim forecast, released in early September, the OECD estimates that the United States economy will grow 1.1% in the third quarter and 0.4% in the fourth, down from the 2.9% and 3% growth it had predicted in May. Meanwhile, the OECD predicts that Japan will expand 4.1% in the third quarter before stagnating in the fourth, and that the German economy will grow 2.6% in the third quarter and shrink 1.4% in the fourth. For the third and fourth quarters, the United Kingdom is predicted to grow 0.4% and 0.3%, respectively. The OECD also said that central banks around the world should be ready to ease monetary policy if economies weaken further.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	45.05%	36.71%	42.16%	39.16%	42.21%	42.21%	43.20%	38.22%	44.13%	46.03%
Annual average	14.76	12.27	13.91	13.01	13.92	13.92	14.21	12.73	14.49	15.05

1 year	20.01	13.13	19.14	14.14	19.17	18.17	19.45	15.28	19.73	20.27

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after CDSC reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 8/31/11

	MSCI World Telecommunications	Lipper Telecommunication Funds
	Services Index (ND)	category average*

Life of fund	25.48%	56.00%
Annual average	8.76	17.55

1 year	12.31	13.85

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year and life-of-fund periods ended 8/31/11, there were 38 and 37 funds, respectively, in this Lipper category.

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Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $14,216 ($13,916 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $14,221, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $13,822. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $14,413 and $14,603, respectively.

Fund price and distribution information For the 12-month period ended 8/31/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.326		$0.289	$0.270	$0.263		$0.292	$0.350

Capital gains — Long-term	0.197		0.197	0.197	0.197		0.197	0.197

Capital gains — Short-term	0.310		0.310	0.310	0.310		0.310	0.310

Total	$0.833		$0.796	$0.777	$0.770		$0.799	$0.857

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/10	$11.67	$12.38	$11.56	$11.54	$11.60	$12.02	$11.65	$11.70

8/31/11	13.13	13.93	12.94	12.94	13.05	13.52	13.11	13.17

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	37.32%	29.42%	34.47%	31.47%	34.51%	34.51%	35.40%	30.70%	36.43%	38.26%
Annual average	12.07	9.71	11.23	10.33	11.24	11.24	11.51	10.10	11.81	12.35

1 year	4.48	–1.50	3.64	–1.23	3.65	2.68	3.91	0.25	4.21	4.66

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 8/31/10*†	1.45%	2.20%	2.20%	1.95%	1.70%	1.20%

Total annual operating expenses for the fiscal year
ended 8/31/10†	3.50%	4.25%	4.25%	4.00%	3.75%	3.25%

Annualized expense ratio for the six-month period
ended 8/31/11‡	1.39%	2.14%	2.14%	1.89%	1.64%	1.14%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/11.

† Restated to reflect projected expenses under a management contract effective 1/1/10.

‡ For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2011, to August 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.88	$10.58	$10.58	$9.35	$8.12	$5.65

Ending value (after expenses)	$964.00	$960.60	$960.60	$962.40	$963.30	$965.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2011, use the following calculation method. To find the value of your investment on March 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.07	$10.87	$10.87	$9.60	$8.34	$5.80

Ending value (after expenses)	$1,018.20	$1,014.42	$1,014.42	$1,015.68	$1,016.94	$1,019.46

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Telecommunications Services Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the telecommunications sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2011. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

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Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, both of the expense limitations applied during its fiscal year ending in 2010. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds

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in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality

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personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds  during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered information about the absolute return of your fund, and your fund’s performance relative to its internal benchmark. Putnam Global Telecommunications Fund’s class A shares’ return net of fees and expenses was positive over the one-year period ended December 31, 2010, and exceeded the return of its internal benchmark over the one-year period.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

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Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2011, Putnam employees had approximately $323,000,000 and the Trustees had approximately $70,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

20

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Global Telecommunications Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period from December 18, 2008 (commencement of operations) to August 31, 2009. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Telecommunications Fund as of August 31, 2011, the results of its operations, the changes in its net assets and the financial highlights for each of the two years in the period then ended and the period from December 18, 2008 (commencement of operations) to August 31, 2009 in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 12, 2011

22

The fund’s portfolio 8/31/11

COMMON STOCKS (97.4%)*	Shares	Value

Communications equipment (3.8%)
Cisco Systems, Inc.	9,900	$155,232

Qualcomm, Inc.	3,500	180,110

		335,342
Diversified telecommunication services (47.0%)
AT&T, Inc.	40,166	1,143,928

BT Group PLC (United Kingdom)	46,328	129,238

CenturyLink, Inc.	6,400	231,360

Deutsche Telekom AG (Germany)	15,734	199,833

Hutchison Telecommunications Hong Kong Holdings, Ltd. (Hong Kong)	522,000	214,689

Swisscom AG (Switzerland)	489	219,356

TDC A/S (Denmark)	16,973	147,932

Telecom Italia SpA (Italy)	90,517	110,012

Telefonica SA (Spain)	10,692	223,626

Telenet Group Holding NV (Belgium) †	8,755	354,721

Verizon Communications, Inc.	31,218	1,129,155

		4,103,850
Internet software and services (2.3%)
Telecity Group PLC (United Kingdom) †	22,972	203,112

		203,112
Media (14.5%)
Comcast Corp. Class A	14,683	315,831

DIRECTV Class A †	4,700	206,659

Kabel Deutschland Holding AG (Germany) †	4,317	241,851

Time Warner Cable, Inc.	1,500	98,250

Virgin Media, Inc. (United Kingdom)	11,200	284,032

Zon Multimedia Servicos de Telecomunicacoes e Multimedia
SGPS SA (Portugal)	30,975	115,146

		1,261,769
Wireless telecommunication services (29.8%)
M1, Ltd. (Singapore)	89,000	185,341

Mobile Telesystems ADR (Russia)	11,700	198,081

NII Holdings, Inc. †	4,635	178,587

NTT DoCoMo, Inc. (Japan)	243	442,226

Softbank Corp. (Japan)	7,600	253,596

Sprint Nextel Corp. †	32,078	120,613

Vodafone Group PLC (United Kingdom)	465,731	1,220,287

		2,598,731

Total common stocks (cost $7,846,786)		$8,502,804

SHORT-TERM INVESTMENTS (2.4%)*	Shares	Value

Putnam Money Market Liquidity Fund 0.05% [e]	213,315	$213,315

Total short-term investments (cost $213,315)		$213,315

TOTAL INVESTMENTS

Total investments (cost $8,060,101)		$8,716,119

23

Key to holding’s abbreviations

ADR	American Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2010 through August 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $8,726,892.

† Non-income-producing security.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $9,725 to cover certain derivatives contracts.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY*

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

United States	45.6%	Hong Kong	2.4%

United Kingdom	21.1	Russia	2.3

Japan	8.0	Singapore	2.1

Germany	5.1	Denmark	1.7

Belgium	4.1	Portugal	1.3

Spain	2.5	Italy	1.3

Switzerland	2.5	Total	100.0%

* Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 8/31/11 (aggregate face value $4,412,539)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	9/21/11	$44,147	$45,078	$(931)

	British Pound	Buy	9/21/11	40,434	40,521	(87)

	Euro	Buy	9/21/11	338,149	334,153	3,996

	Norwegian Krone	Buy	9/21/11	9,059	8,972	87

	Swedish Krona	Buy	9/21/11	11,401	11,272	129

Barclays Bank PLC

	Australian Dollar	Buy	9/21/11	47,666	48,673	(1,007)

	British Pound	Sell	9/21/11	11,854	11,883	29

	Canadian Dollar	Buy	9/21/11	36,133	36,371	(238)

	Euro	Buy	9/21/11	70,160	69,458	702

	Hong Kong Dollar	Buy	9/21/11	15,107	15,125	(18)

	Japanese Yen	Sell	9/21/11	38,825	38,594	(231)

	Norwegian Krone	Buy	9/21/11	21,343	21,127	216

	Singapore Dollar	Buy	9/21/11	43,767	43,709	58

	Swedish Krona	Buy	9/21/11	20,247	20,009	238

	Swiss Franc	Buy	9/21/11	24,859	25,585	(726)

24

FORWARD CURRENCY CONTRACTS at 8/31/11 (aggregate face value $4,412,539) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A.

	Australian Dollar	Sell	9/21/11	$66,648	$68,058	$1,410

	British Pound	Sell	9/21/11	101,816	102,047	231

	Danish Krone	Sell	9/21/11	126,517	124,995	(1,522)

	Euro	Buy	9/21/11	22,860	22,575	285

	Hong Kong Dollar	Sell	9/21/11	130,341	130,200	(141)

	Singapore Dollar	Sell	9/21/11	32,223	32,202	(21)

	Swedish Krona	Buy	9/21/11	12,505	12,362	143

	Swiss Franc	Sell	9/21/11	59,413	61,147	1,734

Credit Suisse AG

	British Pound	Sell	9/21/11	105,063	105,291	228

	Canadian Dollar	Buy	9/21/11	36,235	37,051	(816)

	Euro	Buy	9/21/11	45,144	44,595	549

	Japanese Yen	Buy	9/21/11	41,213	40,901	312

	Norwegian Krone	Buy	9/21/11	33,105	32,720	385

	Swedish Krona	Buy	9/21/11	76,558	75,614	944

Deutsche Bank AG

	Australian Dollar	Buy	9/21/11	16,635	16,985	(350)

	Euro	Sell	9/21/11	39,681	39,192	(489)

	Swedish Krona	Buy	9/21/11	59,985	59,252	733

Goldman Sachs International

	British Pound	Buy	9/21/11	63,168	63,317	(149)

	Canadian Dollar	Buy	9/21/11	38,073	38,940	(867)

	Euro	Buy	9/21/11	109,122	107,754	1,368

	Japanese Yen	Buy	9/21/11	314,957	312,724	2,233

	Norwegian Krone	Buy	9/21/11	10,177	10,070	107

	Swedish Krona	Sell	9/21/11	17,267	16,451	(816)

HSBC Bank USA, National Association

	British Pound	Sell	9/21/11	18,837	18,886	49

	Euro	Buy	9/21/11	252,605	249,538	3,067

	Hong Kong Dollar	Sell	9/21/11	26,310	26,278	(32)

	New Zealand Dollar	Buy	9/21/11	38,660	39,313	(653)

	Singapore Dollar	Buy	9/21/11	18,437	18,441	(4)

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	9/21/11	14,929	15,240	(311)

	British Pound	Sell	9/21/11	60,570	60,704	134

	Canadian Dollar	Buy	9/21/11	27,253	27,881	(628)

	Euro	Sell	9/21/11	169,074	167,253	(1,821)

	Hong Kong Dollar	Sell	9/21/11	31,076	31,042	(34)

	Japanese Yen	Sell	9/21/11	96,565	95,894	(671)

	Singapore Dollar	Sell	9/21/11	27,074	27,050	(24)

	Swedish Krona	Buy	9/21/11	33,951	33,552	399

	Swiss Franc	Sell	9/21/11	116,215	119,565	3,350

25

FORWARD CURRENCY CONTRACTS at 8/31/11 (aggregate face value $4,412,539) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	9/21/11	$47,666	$48,620	$(954)

	British Pound	Sell	9/21/11	25,819	25,869	50

	Canadian Dollar	Buy	9/21/11	17,556	17,937	(381)

	Euro	Buy	9/21/11	74,042	72,669	1,373

	Israeli Shekel	Buy	9/21/11	26,539	27,074	(535)

	Japanese Yen	Buy	9/21/11	21,185	21,043	142

	Swedish Krona	Buy	9/21/11	23,370	23,090	280

	Swiss Franc	Buy	9/21/11	13,424	13,799	(375)

State Street Bank and Trust Co.

	Canadian Dollar	Buy	9/21/11	82,372	85,941	(3,569)

	Euro	Sell	9/21/11	265,257	263,686	(1,571)

	Israeli Shekel	Buy	9/21/11	10,352	10,542	(190)

	Swedish Krona	Buy	9/21/11	17,251	17,051	200

UBS AG

	British Pound	Buy	9/21/11	30,691	30,763	(72)

	Canadian Dollar	Buy	9/21/11	35,010	35,804	(794)

	Euro	Buy	9/21/11	118,323	116,879	1,444

	Israeli Shekel	Buy	9/21/11	10,352	10,548	(196)

	Norwegian Krone	Buy	9/21/11	28,929	28,650	279

	Swiss Franc	Buy	9/21/11	17,774	18,292	(518)

Westpac Banking Corp.

	Australian Dollar	Buy	9/21/11	21,327	21,769	(442)

	British Pound	Buy	9/21/11	40,759	40,847	(88)

	Canadian Dollar	Buy	9/21/11	55,629	56,918	(1,289)

	Euro	Buy	9/21/11	103,946	102,679	1,267

	Japanese Yen	Sell	9/21/11	67,037	66,459	(578)

Total						$4,012

26

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$904,772	$356,997	$—

Information technology	335,342	203,112	—

Telecommunication services	3,001,724	3,700,857	—

Total common stocks	4,241,838	4,260,966	—

Short-term investments	213,315	—	—

Totals by level	$4,455,153	$4,260,966	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$4,012	$—

Totals by level	$—	$4,012	$—

The accompanying notes are an integral part of these financial statements.

27

Statement of assets and liabilities 8/31/11

ASSETS

Investment in securities, at value, including of securities on loan (Note 1):
Unaffiliated issuers (identified cost $7,846,786)	$8,502,804
Affiliated issuers (identified cost $213,315) (Note 6)	213,315

Cash	22,961

Dividends, interest and other receivables	13,127

Receivable for shares of the fund sold	40,207

Unrealized appreciation on forward currency contracts (Note 1)	28,151

Receivable from Manager (Note 2)	8,890

Total assets	8,829,455

LIABILITIES

Payable for shares of the fund repurchased	258

Payable for investor servicing fees (Note 2)	2,427

Payable for custodian fees (Note 2)	10,225

Payable for Trustee compensation and expenses (Note 2)	1,181

Payable for administrative services (Note 2)	17

Payable for distribution fees (Note 2)	3,652

Unrealized depreciation on forward currency contracts (Note 1)	24,139

Other accrued expenses	60,664

Total liabilities	102,563

Net assets	$8,726,892

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$7,719,719

Undistributed net investment income (Note 1)	256,714

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	90,212

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	660,247

Total — Representing net assets applicable to capital shares outstanding	$8,726,892

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($7,394,626 divided by 563,118 shares)	$13.13

Offering price per class A share (100/94.25 of $13.13)*	$13.93

Net asset value and offering price per class B share ($201,356 divided by 15,560 shares)**	$12.94

Net asset value and offering price per class C share ($345,296 divided by 26,685 shares)**	$12.94

Net asset value and redemption price per class M share ($39,464 divided by 3,025 shares)	$13.05

Offering price per class M share (100/96.50 of $13.05)*	$13.52

Net asset value, offering price and redemption price per class R share
($16,757 divided by 1,278 shares)	$13.11

Net asset value, offering price and redemption price per class Y share
($729,393 divided by 55,366 shares)	$13.17

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

28

Statement of operations Year ended 8/31/11

INVESTMENT INCOME

Dividends (net of foreign tax of $10,774)	$355,008

Interest (including interest income of $214 from investments in affiliated issuers) (Note 6)	216

Total investment income	355,224

EXPENSES

Compensation of Manager (Note 2)	46,188

Investor servicing fees (Note 2)	23,261

Custodian fees (Note 2)	17,260

Trustee compensation and expenses (Note 2)	477

Administrative services (Note 2)	179

Distribution fees — Class A (Note 2)	15,988

Distribution fees — Class B (Note 2)	1,482

Distribution fees — Class C (Note 2)	2,390

Distribution fees — Class M (Note 2)	194

Distribution fees — Class R (Note 2)	76

Auditing	53,632

Other	12,519

Fees waived and reimbursed by Manager (Note 2)	(69,345)

Total expenses	104,301

Expense reduction (Note 2)	(27)

Net expenses	104,274

Net investment income	250,950

Net realized gain on investments (Notes 1 and 3)	172,472

Net realized gain on foreign currency transactions (Note 1)	84,502

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	26,016

Net unrealized appreciation of investments during the year	324,235

Net gain on investments	607,225

Net increase in net assets resulting from operations	$858,175

The accompanying notes are an integral part of these financial statements.

29

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 8/31/11	Year ended 8/31/10

Operations:
Net investment income	$250,950	$96,281

Net realized gain on investments
and foreign currency transactions	256,974	233,514

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	350,251	157,755

Net increase in net assets resulting from operations	858,175	487,550

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(132,743)	(129,581)

Class B	(1,804)	(1,049)

Class C	(3,544)	(969)

Class M	(317)	(569)

Class R	(302)	(368)

Class Y	(11,554)	(5,351)

Net realized short-term gain on investments

Class A	(125,175)	—

Class B	(1,935)	—

Class C	(4,069)	—

Class M	(374)	—

Class R	(320)	—

Class Y	(10,233)	—

From net realized long-term gain on investments
Class A	(79,546)	—

Class B	(1,230)	—

Class C	(2,586)	—

Class M	(237)	—

Class R	(204)	—

Class Y	(6,503)	—

Redemption fees (Note 1)	1,796	55

Increase from capital share transactions (Note 4)	4,051,174	504,703

Total increase in net assets	4,528,469	854,421

NET ASSETS

Beginning of year	4,198,423	3,344,002

End of year (including undistributed net investment
income of $256,714 and $71,527, respectively)	$8,726,892	$4,198,423

The accompanying notes are an integral part of these financial statements.

30

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31

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [b]	end of period	value (%) [c]	(in thousands)	(%) [d,e]	net assets (%) [d]	(%)

Class A
August 31, 2011	$11.67	.46	1.84	2.30	(.33)	(.51)	(.84)	—	$13.13	20.01	$7,395	1.40	3.42	43
August 31, 2010	10.56	.28	1.22	1.50	(.39)	—	(.39)	—	11.67	14.46	3,636	1.48	2.53	80
August 31, 2009†	10.00	.26 [f]	.30	.56	—	—	—	—	10.56	5.60 *	3,193	1.02 *	2.79 *[f]	45 *

Class B
August 31, 2011	$11.56	.41	1.77	2.18	(.29)	(.51)	(.80)	—	$12.94	19.14	$201	2.15	3.08	43
August 31, 2010	10.50	.15	1.27	1.42	(.36)	—	(.36)	—	11.56	13.65	40	2.23	1.38	80
August 31, 2009†	10.00	.24 [f]	.26	.50	—	—	—	—	10.50	5.00 *	21	1.55 *	2.57 *[f]	45 *

Class C
August 31, 2011	$11.54	.40	1.78	2.18	(.27)	(.51)	(.78)	—	$12.94	19.17	$345	2.15	3.01	43
August 31, 2010	10.50	.27	1.14	1.41	(.37)	—	(.37)	—	11.54	13.65	135	2.23	2.43	80
August 31, 2009†	10.00	.21 [f]	.29	.50	—	—	—	—	10.50	5.00 *	11	1.55 *	2.25 *[f]	45 *

Class M
August 31, 2011	$11.60	.50	1.72	2.22	(.26)	(.51)	(.77)	—	$13.05	19.45	$39	1.90	3.71	43
August 31, 2010	10.52	.20	1.25	1.45	(.37)	—	(.37)	—	11.60	13.95	12	1.98	1.80	80
August 31, 2009†	10.00	.23 [f]	.29	.52	—	—	—	—	10.52	5.20 *	11	1.37 *	2.43 *[f]	45 *

Class R
August 31, 2011	$11.65	.41	1.85	2.26	(.29)	(.51)	(.80)	—	$13.11	19.73	$17	1.65	3.04	43
August 31, 2010	10.54	.26	1.22	1.48	(.37)	—	(.37)	—	11.65	14.22	12	1.73	2.32	80
August 31, 2009†	10.00	.24 [f]	.30	.54	—	—	—	—	10.54	5.40 *	11	1.19 *	2.60 *[f]	45 *

Class Y
August 31, 2011	$11.70	.50	1.83	2.33	(.35)	(.51)	(.86)	—	$13.17	20.27	$729	1.15	3.75	43
August 31, 2010	10.57	.35	1.20	1.55	(.42)	—	(.42)	—	11.70	14.87	363	1.23	3.17	80
August 31, 2009†	10.00	.33 [f]	.24	.57	—	—	—	—	10.57	5.70 *	98	.84 *	3.42 *[f]	45 *

* Not annualized.

† For the period December 18, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

August 31, 2011	0.95%

August 31, 2010	2.64

August 31, 2009	5.90

e Includes amounts paid through expense offset and/or brokerage/service arrangements.

f Reflects dividends received by the fund from two issuers which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.04	0.39%

Class B	0.03	0.37

Class C	0.04	0.39

Class M	0.04	0.39

Class R	0.04	0.39

Class Y	0.02	0.26

The accompanying notes are an integral part of these financial statements.

32	33

Notes to financial statements 8/31/11

Note 1: Significant accounting policies

Putnam Global Telecommunications Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks of companies worldwide in the telecommunication industries that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from September 1, 2010 through August 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management, does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $3,200,000 on forward currency contracts for the reporting period.

E) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $7,744 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

F) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

G) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include a temporary difference of losses on wash sale transactions and foreign currency gains and losses. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $84,501 to increase undistributed net investment income and $84,501 to decrease accumulated net realized gains.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$923,814
Unrealized depreciation	(295,648)

Net unrealized appreciation	628,166
Undistributed ordinary income	262,464
Undistributed short-term gain	70,787
Undistributed long-term gain	47,276
Cost for federal income tax purposes	$8,087,953

J) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion,
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $69,345 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund.

Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $27 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $6, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $10,882 and no monies from the sale of class A and class M shares, respectively, and received $70 and $217 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $6,927,704 and $3,043,470, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/11		Year ended 8/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	364,891	$4,891,849	50,562	$557,690

Shares issued in connection with
reinvestment of distributions	26,136	326,487	11,737	129,581

	391,027	5,218,336	62,299	687,271

Shares repurchased	(139,414)	(1,898,776)	(53,334)	(561,354)

Net increase	251,613	$3,319,560	8,965	$125,917

	Year ended 8/31/11		Year ended 8/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	16,003	$209,938	3,195	$36,457

Shares issued in connection with
reinvestment of distributions	383	4,742	95	1,049

	16,386	214,680	3,290	37,506

Shares repurchased	(4,267)	(56,871)	(1,883)	(20,397)

Net increase	12,119	$157,809	1,407	$17,109

	Year ended 8/31/11		Year ended 8/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	17,341	$234,095	12,909	$138,769

Shares issued in connection with
reinvestment of distributions	774	9,580	88	969

	18,115	243,675	12,997	139,738

Shares repurchased	(3,127)	(41,075)	(2,303)	(24,916)

Net increase	14,988	$202,600	10,694	$114,822

	Year ended 8/31/11		Year ended 8/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	2,834	$37,912	547	$6,356

Shares issued in connection with
reinvestment of distributions	75	928	52	569

	2,909	38,840	599	6,925

Shares repurchased	(917)	(11,209)	(566)	(6,129)

Net increase	1,992	$27,631	33	$796

	Year ended 8/31/11		Year ended 8/31/10

Class R	Shares	Amount	Shares	Amount

Shares sold	179	$2,435	—	$—

Shares issued in connection with
reinvestment of distributions	66	826	33	368

	245	3,261	33	368

Shares repurchased	—	—	—	—

Net increase	245	$3,261	33	$368

	Year ended 8/31/11		Year ended 8/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	43,194	$584,258	23,490	$264,108

Shares issued in connection with
reinvestment of distributions	2,260	28,290	484	5,351

	45,454	612,548	23,974	269,459

Shares repurchased	(21,157)	(272,235)	(2,149)	(23,768)

Net increase	24,297	$340,313	21,825	$245,691

At the close of the reporting period, Putnam Investments, LLC owned the following shares:

		Percentage of	Value at
	Shares owned	ownership	8/31/11

Class A	216,403	38.4%	$2,841,377

Class M	1,097	36.3	14,320

Class R	1,099	86.0	14,413

Class Y	1,109	2.0	14,603

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$28,151	Payables	$24,139

Total		$28,151		$24,139

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$85,806	$85,806

Total	$85,806	$85,806

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$25,765	$25,765

Total	$25,765	$25,765

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $214 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $3,495,369 and $3,385,447, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

40

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $102,753 as a capital gain dividend with respect to the taxable year ended August 31, 2011, or, if subsequently determined to be different, the net capital gain of such year.

For the period, interest and dividends from foreign countries were $239,805 or $0.36 per share (for all classes of shares). Taxes paid to foreign countries were $10,774 or $0.02 per share (for all classes of shares).

The fund designated 26.91% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended August 31, 2011, the fund hereby designates 72.15%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended August 31, 2011, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $30 of distributions paid as qualifying to be taxed as interest-related dividends.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

41

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company, a
Born 1955	a strategic consultant to domestic energy firms and direct	domestic exploration
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	and production
	College and member of the Investment Committee for the	company; UniSource
	college’s endowment. Former Chair and current board	Energy Corporation,
	member of Girls Incorporated of Metro Denver. Member of	an Arizona utility; CVR
	the Finance Committee, The Children’s Hospital of Denver.	Energy, a petroleum
refiner and fertilizer
manufacturer; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chair of Mutual Fund Directors Forum. Chair Emeritus
Trustee since 1994,	of the Board of Trustees of Mount Holyoke College.
Vice Chair from 2005	Director of the Adirondack Land Trust and Trustee of the
to 2011, and Chair	Nature Conservancy’s Adirondack Chapter.
since 2011

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman from 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
to 2011	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

42

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2011, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

43

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

44

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Beth S. Mazor
Putnam Investment	Jameson A. Baxter, Chair	Vice President
Management, LLC	Ravi Akhoury
One Post Office Square	Barbara M. Baumann	Robert R. Leveille
Boston, MA 02109	Charles B. Curtis	Vice President and
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	John A. Hill
Putnam Investments Limited	Paul L. Joskow	Mark C. Trenchard
57–59 St James’s Street	Kenneth R. Leibler	Vice President and
London, England SW1A 1LD	Robert E. Patterson	BSA Compliance Officer
George Putnam, III
Investment Sub-Advisor	Robert L. Reynolds	Robert T. Burns
The Putnam Advisory	W. Thomas Stephens	Vice President and
Company, LLC		Chief Legal Officer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	James P. Pappas
	President	Vice President
Marketing Services
Putnam Retail Management	Jonathan S. Horwitz	Judith Cohen
One Post Office Square	Executive Vice President,	Vice President, Clerk
Boston, MA 02109	Principal Executive	and Assistant Treasurer
Officer, Treasurer and
Custodian	Compliance Liaison	Michael Higgins
State Street Bank		Vice President, Senior Associate
and Trust Company	Steven D. Krichmar	Treasurer and Assistant Clerk
Vice President and
Legal Counsel	Principal Financial Officer	Nancy E. Florek
Ropes & Gray LLP		Vice President, Assistant Clerk,
	Janet C. Smith	Assistant Treasurer and
Independent Registered	Vice President, Assistant	Proxy Manager
Public Accounting Firm	Treasurer and Principal
KPMG LLP	Accounting Officer	Susan G. Malloy
Vice President and
Assistant Treasurer

This report is for the information of shareholders of Putnam Global Telecommunications Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN723
269884 10/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2011	$51,304	$--	$4,100	$ —
August 31, 2010	$43,906	$--	$3,900	$ —

For the fiscal years ended August 31, 2011 and August 31, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,100 and $3,900 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2011	$ —	$ —	$ —	$ —

August 31, 2010	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 27, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 27, 2011

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2011

Date of reporting period:	September 1, 2010 — August 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PRYAX

Putnam Retirement Income Fund Lifestyle 2

Annual report
8|31|11

A world of investing.™
Putnam
INVESTMENTS
PUTNAM RETIREMENT INCOME LIFESTYLE FUNDS invest in a mix of stocks, bonds, and mutual funds for investors seeking income in retirement.

Putnam
Retirement Income
Fund Lifestyle 2

Annual report
8 | 31 | 11

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio manager	4

Your fund’s price information	8

Your fund’s expenses	8

Terms and definitions	10

Trustee approval of management contract	11

Other information for shareholders	15

Financial statements	16

Federal tax information	49

About the Trustees	50

Officers	52

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Our allocation of assets among permitted asset categories may hurt performance.

Message from the Trustees

Dear Fellow Shareholder:

Markets around the world are grappling with heightened volatility. In the United States, persistently high unemployment and other weak economic data have fueled investors’ risk aversion, while in Europe the sovereign debt crisis shows little sign of abating. Certain bright spots do exist, but it is clear that volatility and uncertainty will remain with us for the near term.

We believe it is important to consult your financial advisor in times like these to consider whether your portfolio reflects an appropriate degree of diversification. In responding to this need, Putnam offers funds with strategies that seek to limit volatility and also employs an active, research-based investment approach that is designed to offer shareholders a potential advantage in this climate by looking for new growth opportunities and seeking to guard against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Retirement Income Fund Lifestyle 2

Helping investors pursue monthly income in retirement

After accumulating savings during your working years, you are faced with another great challenge — using that money to generate income in retirement. Putnam Retirement Income Fund Lifestyle 2 may be attractive to investors who are willing to accept a prudent amount of risk while seeking income for their retirement years. Managed by industry veterans, the fund invests in a combination of stocks, bonds, and mutual funds.

"We can invest across a range of asset classes, including U.S. and international stocks and bonds. We also use absolute return strategies to seek lower volatility."

Jeffrey L. Knight, CFA
Head of Global Asset Allocation

Portfolio Manager
Putnam Retirement Income Lifestyle Funds

A flexible investment portfolio

Putnam Retirement Income Fund Lifestyle 2 can invest in a wide range of securities, including U.S. and international stocks, bonds, convertible securities, and Putnam Absolute Return Funds.

Investment allocations

Putnam Absolute Return Funds 40%
Bonds 43%
Stocks 17%

Stock and bond weightings reflect strategic allocations; actual allocations may vary.

Seeking reduced volatility with absolute return strategies

The ups and downs of the financial markets are key concerns for investors in retirement. Putnam Retirement Income Fund Lifestyle 2 seeks to address volatility by investing a portion of its assets in Putnam Absolute Return Funds. The funds pursue positive returns that exceed the rate of inflation by targeted amounts over periods of three years or more, regardless of market conditions.

	100 Fund	300 Fund	500 Fund	700 Fund
Putnam Absolute Return Funds pursue these targeted returns above inflation	1.0%	3.0%	5.0%	7.0%
Traditional funds invest in these asset classes, but with no return targets	Short-term securities	Bonds	Balanced stocks and bonds	Stocks

CONSERVATIVE — AGGRESSIVE

Each fund seeks to earn a positive total return that exceeds the rate of inflation by a targeted amount over a reasonable period of time regardless of market conditions. There can be no assurance that a fund will meet its objective.

The funds are not intended to outperform stocks and bonds during strong market rallies.

2
3

Interview with your fund’s portfolio manager

Jeffrey L. Knight, CFA

Both stocks and bonds delivered positive results for the 12 months ended August 31, 2011, but U.S. stocks fell sharply late in the period. What triggered this reversal?

We have seen the U.S. economy struggle to maintain its growth momentum in 2011, and the stock market reacted to a weaker economy in a somewhat belated fashion. Recently released data showed that conditions have been sluggish since January, yet stocks did not begin to turn negative until May and June.

In our view, the stock market’s sharp decline in early August was driven more by investor fear and risk reduction than by a fundamental change in the market cycle. On a fundamental level, we believe that U.S. corporations are very healthy. Recent quarterly earnings reports have included a large number of positive surprises from companies operating in a variety of market sectors.

There is no question that the economy has faced significant challenges, including a mediocre pace of job creation, rising sovereign debt risk, and the impact of Japan’s devastating earthquake and tsunami in March. As the slowdown took hold, we regarded it as a fairly typical deceleration amid a long-term economic recovery, rather than a descent into a new recession.

This remains our belief. A number of indicators suggest that the U.S. economy should expand by the end of the year. For example, automobile sales are showing signs of rebounding after declining due to disruptions

Allocations are represented as a percentage of portfolio value and include the holdings of the Putnam mutual funds. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of holdings of the Putnam mutual funds, derivative securities, and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

4

in global manufacturing supply chains caused by the Japanese catastrophe. Stronger signs in the automotive industry may help boost the economy.

International stocks struggled even more than U.S. stocks during the period’s second half. What factors hampered foreign equities?

Despite the tailwind of general U.S. dollar weakness, international stocks were influenced by many of the same factors as U.S. stocks — most notably, investor fear regarding the full magnitude of Europe’s sovereign debt crisis, Standard & Poor’s [S&P] early-August downgrade of the long-term sovereign credit rating of the United States, and the disaster in Japan. Emerging-market stocks held up better than stocks in developed markets, but were nonetheless hurt by geopolitical unrest in the Middle East and North Africa, and inflation in China.

Bonds provided moderate gains and were less volatile than stocks. Do you think that bonds continue to offer a refuge?

Yes. It’s worth highlighting that U.S. Treasury yields actually fell in the wake of S&P’s downgrade. In other words, bond investors did not agree with S&P’s assessment of U.S. sovereign debt risk. Nevertheless, I would emphasize that sovereign debt risk is a dominant force in the markets, and it extends beyond the United States. Increased risk pushed up government-bond yields in Italy and Spain, complicating Europe’s efforts to address persistent debt problems in Greece, Ireland, and Portugal.

Outside of government bond sectors, mortgage-backed and corporate bonds also performed well. The high-yield corporate sector, aside from recent turbulence, generally performed well for the period as a whole.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 8/31/11. Short-term holdings are excluded. Holdings will vary over time.

5

The fund was launched on June 13, 2011. Could you tell us about its investment approach, and how it differs from Putnam’s other Retirement Income Lifestyle funds?

Sure. Putnam Retirement Income Fund Lifestyle 2 seeks to take a moderate approach to producing income for retirees, and fits between the more conservative Putnam Retirement Income Fund Lifestyle 1 and the more aggressive Putnam Retirement Income Fund Lifestyle 3. The fund invests in Putnam Absolute Return 100, 300, 500, and 700 funds, in Putnam Money Market Fund, and in a broad array of domestic and international stocks, bonds, and convertible securities. Putnam’s Absolute Return Funds pursue positive returns with less volatility over time than the securities markets have historically offered. As with all of Putnam’s retirement-focused funds, a hallmark of Putnam Retirement Income Fund Lifestyle 2’s strategy is broad diversification across a range of asset classes.

Did the fund employ derivatives to any significant degree during the period?

No, but we did have a small position in credit default swaps, which we used to hedge credit and market risks, and to gain exposure to certain securities.

What is your outlook for the economy and the markets in the months ahead?

Based on our research, we believe the underpinnings of continued economic recovery remain in place. While the housing sector remains depressed, growth in jobs and consumer spending have been stronger than recessionary levels. In our view, the U.S. financial system is in better shape than in 2008, with less leverage, greater liquidity, and higher loan quality.

That said, the market volatility that we saw during the summer months reflects legitimate concern about recession, to a degree. With economic growth at such low levels, recession is a risk, and the resolution of public sector debt remains a political challenge in both the United States and Europe. On the bright side, we believe that the agreement by U.S. lawmakers to raise the country’s debt ceiling has reduced the possibility of default in the coming year.

While government stimulus is winding down, market forces can stimulate the economy. With the rally in Treasury yields, interest rates have moved to very low levels. Oil prices have also declined significantly since April. Lastly, the volatility that has characterized equity markets in recent months likely sends a strong message to government policymakers to address economic issues more effectively, particularly in Europe, where the solvency crisis in peripheral countries needs to be resolved soon.

The fund has little direct exposure to risky sovereign bonds, and we believe most equity and fixed-income holdings have attractive characteristics. On the whole, corporations have relatively low levels of debt and substantial levels of cash, and earnings could reach record highs this year. Given the valuation levels that many stocks have reached of late, we should not rule out the possibility of a rebound in the months ahead.

All told, however, the outlook for stocks and other riskier assets has become more uncertain. As a result, we have attempted to position the fund to be resilient in whatever direction the markets take. We have done this by keeping the fund’s risks balanced across different opportunities and by investing with an active hedging strategy designed to protect the portfolio from significant downside volatility.

Jeff, thanks for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

6

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Jeffrey L. Knight is Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Colgate University. A CFA charterholder, he joined Putnam in 1993 and has been in the investment industry since 1987.

In addition to Jeff, your fund’s portfolio managers are Robert Kea, Joshua Kutin, and Robert Schoen.

IN THE NEWS

Citing “significant downside risks to the economic outlook,” the Federal Reserve [the Fed] in mid-September kicked off a program to “twist” the yield curve by swapping short-maturity government securities for longer-dated securities. The move, following the completion of the Fed’s $600 billion stimulus program at the end of June, is intended to push long-term borrowing costs down further and to jump-start the moribund U.S. economy. Over the next several months, the Fed said it would purchase $400 billion of U.S. Treasury securities that mature in 6 to 30 years and then sell an equal amount of short-term Treasury securities that mature in 3 years or less. The Fed also reiterated its pledge to hold the benchmark interest rate near zero through mid 2013. Dubbed “Operation Twist,” the program is similar to an effort during the Kennedy administration in 1961 in which the Fed bought longer-dated bonds and sold shorter-dated ones.

7

Your fund’s price information

Fund price information For the period ended 8/31/11

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

6/13/11*	$10.00	$10.42	$10.00	$10.00	$10.00	$10.34	$10.00	$10.00

8/31/11	9.75	10.16	9.74	9.74	9.75	10.08	9.75	9.76

After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

* Inception date of the fund.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Estimated net expenses for the fiscal year ended
8/31/11*	1.03%	1.78%	1.78%	1.28%	1.28%	0.78%

Estimated total annual operating expenses for the
fiscal year ended 8/31/11	1.63%	2.38%	2.38%	1.88%	1.88%	1.38%

Annualized expense ratio from 6/13/11 (fund’s
commencement of operations) to 8/31/11†	0.70%	1.45%	1.45%	0.95%	0.95%	0.45%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 6/6/12.

† For the fund’s most recent fiscal period: 6/13/11 (commencement of operations) to 8/31/11; may differ from expense ratios in the financial highlights. Excludes expense ratios of underlying investment companies.

8

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from June 13, 2011 (commencement of operations) to August 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$1.52	$3.14	$3.14	$2.06	$2.06	$0.97

Ending value (after expenses)	$975.00	$974.00	$974.00	$975.00	$975.00	$976.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 6/13/11 (commencement of operations) to 8/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the period ended August 31, 2011, use the following calculation method. To find the value of your investment on June 13, 2011 (commencement of operations), call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$1.54	$3.19	$3.19	$2.09	$2.09	$0.99

Ending value (after expenses)	$1,009.42	$1,007.78	$1,007.78	$1,008.88	$1,008.88	$1,009.97

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 6/13/11 (commencement of operations) to 8/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

9

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

10

Trustee approval of management contract

General conclusions

In March 2011, the Putnam funds’ Board of Trustees, which oversees the management of each Putnam fund, initially approved your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”). In June 2011, the Board of Trustees also approved the continuance of your fund’s management, sub-management and sub-advisory contracts as part of the Board’s annual review of the management, sub-management and sub-advisory contracts, as applicable, of all Putnam funds.

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requested and evaluated all information it deemed reasonably necessary under the circumstances in connection with its March 2011 initial approval of your fund’s management contract and in connection with its June 2011 annual contract review. In March 2011 and over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. On March 4, 2011, the Contract Committee recommended, and the Independent Trustees approved, the initial execution of your fund’s management, sub-management and sub-advisory contracts, and at the Trustees’ June 17, 2011, meeting, the Contract Committee recommended, and the independent Trustees approved, the continuance of these contracts effective July 1, 2011. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ March 2011 initial approval of your fund’s management, sub-management and sub-advisory contracts and their June 2011 approval of the continuance of these contracts was based on the following conclusions:

• That the proposed fee schedule for your fund represented reasonable compensation in light of the nature and quality of the services to be provided to the fund, the fees paid by competitive funds, and the costs expected to be incurred by Putnam Management in providing services, and

• That the proposed fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at anticipated asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are

11

described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees considered the management fee schedule for your fund, including fee levels and breakpoints. The Trustees noted that, although your fund would not pay a management fee to Putnam Management for the portion of its portfolio invested in underlying Putnam funds that charge management fees, Putnam Management would receive management fees from these underlying Putnam funds. The Trustees further considered that the fee schedule for your fund had been developed under the framework of the fee schedules of other Putnam funds, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees also focused on the competitiveness of the projected total expense ratio of your fund.

Your fund, and the underlying Putnam funds in which your fund invests, have the benefit of breakpoints in their management fees that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio (except for your fund, which had only recently commenced operations) during their annual contract review. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. Because your fund was not yet operational during the time period considered by the Trustees, the Trustees did not consider the effect these limitations may have had on your fund’s expenses. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). In addition, your fund’s expenses are limited by a fund-specific contractual expense limitation, which limits your fund’s expenses (excluding brokerage, interest, taxes, investment-related expenses, such as borrowing costs, payments under distribution plans, and extraordinary expenses and acquired fund fees and expenses) to no more than 0.45% of your fund’s average net assets through at least June 6, 2012. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the initial execution of your fund’s management, sub-management and

12

sub-advisory contracts, and to approve the continuance of these contracts.

In connection with their annual review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund (except for your fund, which had only recently commenced operations), the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods (except for your fund, which had only recently commenced operations) and considered information comparing each fund’s

13

performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

Because your fund was not yet operational during the time periods considered by the Trustees, the Trustees did not consider your fund’s recent performance in connection with their consideration of your fund’s management, sub-management and sub-advisory contracts.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the March 2011 initial review of your fund’s management contract and with its June 2011 annual contract review, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

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Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2011, Putnam employees had approximately $323,000,000 and the Trustees had approximately $70,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

15

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Retirement Income Fund Lifestyle 2:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Retirement Income Fund Lifestyle 2 (the “fund”) at August 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the period June 13, 2011 (commencement of operations) to August 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments owned at August 31, 2011 by correspondence with the custodian, brokers and transfer agent, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 12, 2011

17

The fund’s portfolio 8/31/11

INVESTMENT COMPANIES (44.4%)*	Shares	Value

Financial Select Sector SPDR Fund	433	$5,794

iShares Dow Jones U.S. Real Estate Index Fund	100	5,718

iShares MSCI EAFE Index Fund	346	18,589

Putnam Absolute Return 100 Class Y	49,113	503,894

Putnam Absolute Return 300 Class Y	113,236	1,184,448

Putnam Absolute Return 500 Class Y	183,150	1,985,344

Putnam Absolute Return 700 Class Y	26,256	295,114

Putnam Money Market Fund Class A	409,688	409,688

SPDR S&P 500 ETF Trust	218	26,609

SPDR S&P Midcap 400 ETF Trust	23	3,661

Total investment companies (cost $4,566,707)		$4,438,859

COMMON STOCKS (15.8%)*	Shares	Value

Basic materials (0.8%)
Albemarle Corp.	67	$3,398

BASF SE (Germany)	62	4,417

Cytec Industries, Inc.	46	2,088

Domtar Corp. (Canada)	20	1,606

Fletcher Building, Ltd. (New Zealand)	736	4,903

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	189	8,909

International Flavors & Fragrances, Inc.	59	3,423

MeadWestvaco Corp.	125	3,440

Monsanto Co.	67	4,618

Nippon Paper Group, Inc. (Japan)	500	12,676

Nitto Denko Corp. (Japan)	200	7,827

PPG Industries, Inc.	73	5,591

Rio Tinto PLC (United Kingdom)	30	1,837

Sealed Air Corp.	75	1,382

Syngenta AG (Switzerland)	10	3,170

voestalpine AG (Austria)	217	8,340

Yara International ASA (Norway)	26	1,431

		79,056
Capital goods (1.0%)
Autoliv, Inc. (Sweden)	35	1,954

Bekaert SA (Belgium)	93	5,277

Dover Corp.	123	7,075

Emerson Electric Co.	159	7,401

Hitachi, Ltd. (Japan)	2,000	10,835

Honeywell International, Inc.	180	8,606

Lockheed Martin Corp.	90	6,677

Metso Corp. OYJ (Finland)	82	3,112

Mitsubishi Electric Corp. (Japan)	1,000	10,025

Parker Hannifin Corp.	94	6,902

Raytheon Co.	140	6,052

Regal-Beloit Corp.	59	3,469

SembCorp Industries, Ltd. (Singapore)	1,000	3,579

Singapore Technologies Engineering, Ltd. (Singapore)	1,000	2,442

18

COMMON STOCKS (15.8%)* cont.	Shares	Value

Capital goods cont.
Societe BIC SA (France)	89	$8,642

Thomas & Betts Corp. †	19	830

United Technologies Corp.	18	1,337

		94,215
Communication services (0.8%)
American Tower Corp. Class A †	74	3,986

AT&T, Inc.	237	6,750

DIRECTV Class A †	175	7,695

France Telecom SA (France)	456	8,748

IAC/InterActiveCorp. †	189	7,471

MetroPCS Communications, Inc. †	70	781

NII Holdings, Inc. †	165	6,357

Partner Communications Co., Ltd. (Israel)	257	2,820

Qualcomm, Inc.	40	2,058

Telecom Corp. of New Zealand, Ltd. (New Zealand)	5,570	12,101

Telstra Corp., Ltd. (Australia)	3,455	11,213

Verizon Communications, Inc.	305	11,032

		81,012
Conglomerates (0.2%)
3M Co.	12	996

General Electric Co.	538	8,775

SPX Corp.	66	3,755

Vivendi (France)	427	10,414

		23,940
Consumer cyclicals (1.5%)
Advance Auto Parts, Inc.	60	3,643

Bridgestone Corp. (Japan)	100	2,228

Coach, Inc.	81	4,554

Dun & Bradstreet Corp. (The)	60	4,013

Expedia, Inc.	140	4,243

Foot Locker, Inc.	179	3,736

GameStop Corp. Class A †	137	3,278

Global Payments, Inc.	19	871

Host Marriott Corp. R	498	5,891

Interpublic Group of Companies, Inc. (The)	359	3,098

Kimberly-Clark Corp.	116	8,023

Kingfisher PLC (United Kingdom)	1,419	5,437

Limited Brands, Inc.	156	5,887

Mediaset SpA (Italy)	670	2,599

Moody’s Corp.	48	1,480

News Corp. Class A	150	2,591

Next PLC (United Kingdom)	142	5,434

Omnicom Group, Inc.	140	5,677

Peugeot SA (France)	156	4,768

R. R. Donnelley & Sons Co.	257	3,919

Sony Corp. (Japan)	200	4,397

Swire Pacific, Ltd. (Hong Kong)	500	6,667

Thomas Cook Group PLC (United Kingdom)	2,079	1,443

19

COMMON STOCKS (15.8%)* cont.	Shares	Value

Consumer cyclicals cont.
Time Warner, Inc.	223	$7,060

TJX Cos., Inc. (The)	132	7,210

TRW Automotive Holdings Corp. †	45	1,876

VF Corp.	42	4,917

Viacom, Inc. Class B	102	4,920

Volkswagen AG (Preference) (Germany)	57	9,482

Volvo AB Class B (Sweden)	83	1,033

Wal-Mart Stores, Inc.	253	13,462

Walt Disney Co. (The)	43	1,465

Whirlpool Corp.	47	2,946

Williams-Sonoma, Inc.	95	3,145

		151,393
Consumer staples (1.3%)
Coca-Cola Co. (The)	93	6,552

Costco Wholesale Corp.	25	1,964

CVS Caremark Corp.	126	4,525

Dr. Pepper Snapple Group, Inc.	169	6,503

Energizer Holdings, Inc. †	36	2,717

Genuine Parts Co.	91	5,007

Heineken NV (Netherlands)	102	5,109

Kao Corp. (Japan)	300	7,963

Kroger Co. (The)	151	3,558

Lorillard, Inc.	33	3,677

McDonald’s Corp.	33	2,985

Metro AG (Germany)	70	3,077

Nestle SA (Switzerland)	304	18,843

PepsiCo, Inc.	65	4,188

Philip Morris International, Inc.	167	11,576

Procter & Gamble Co. (The)	150	9,552

Reckitt Benckiser Group PLC (United Kingdom)	108	5,736

Safeway, Inc.	298	5,462

Suedzucker AG (Germany)	98	3,429

Tesco PLC (United Kingdom)	1,072	6,580

W.W. Grainger, Inc.	50	7,705

Walgreen Co.	111	3,908

Woolworths, Ltd. (Australia)	108	2,918

		133,534
Energy (1.4%)
BP PLC (United Kingdom)	1,124	7,363

Caltex Australia, Ltd. (Australia)	216	2,513

Cameron International Corp. †	158	8,210

Chevron Corp.	99	9,792

Cimarex Energy Co.	85	6,043

ConocoPhillips	47	3,199

Exxon Mobil Corp.	351	25,988

Halliburton Co.	247	10,959

JX Holdings, Inc. (Japan)	1,700	10,782

20

COMMON STOCKS (15.8%)* cont.	Shares	Value

Energy cont.
Marathon Oil Corp.	131	$3,527

Marathon Petroleum Corp. †	65	2,409

Murphy Oil Corp.	107	5,733

Occidental Petroleum Corp.	14	1,214

Oceaneering International, Inc.	176	7,513

Peabody Energy Corp.	140	6,832

Petrofac, Ltd. (United Kingdom)	199	4,417

Royal Dutch Shell PLC Class A (United Kingdom)	181	6,069

Schlumberger, Ltd.	28	2,187

Valero Energy Corp.	358	8,134

Walter Energy, Inc.	23	1,880

		134,764
Financials (4.8%)
Acadia Realty Trust R	152	3,204

Affiliated Managers Group †	36	3,138

Aflac, Inc.	72	2,716

Alexander’s, Inc. R	6	2,597

Alexandria Real Estate Equities, Inc. R	50	3,641

Allied World Assurance Co. Holdings AG	59	3,062

American Express Co.	66	3,281

American Financial Group, Inc.	11	366

Annaly Capital Management, Inc. R	208	3,771

Arch Capital Group, Ltd. †	36	1,212

Ashford Hospitality Trust, Inc. R	317	2,568

Assurant, Inc.	81	2,849

Assured Guaranty, Ltd. (Bermuda)	66	890

AvalonBay Communities, Inc. R	70	9,547

Aviva PLC (United Kingdom)	1,594	8,799

Baloise Holding AG Class R (Switzerland)	41	3,632

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	279	2,538

Banco Santander Central Hispano SA (Spain)	1,275	11,809

Bank of America Corp.	570	4,657

Barclays PLC (United Kingdom)	1,155	3,186

Berkshire Hathaway, Inc. Class B †	71	5,183

BioMed Realty Trust, Inc. R	152	2,780

Boston Properties, Inc. R	104	10,846

Brandywine Realty Trust R	229	2,276

BRE Properties R	88	4,423

Broadridge Financial Solutions, Inc.	209	4,351

Camden Property Trust R	54	3,608

CBL & Associates Properties, Inc. R	286	4,207

Chubb Corp. (The)	36	2,228

Citigroup, Inc.	220	6,831

Colonial Properties Trust (Canada) R	168	3,531

CommonWealth REIT R	173	3,557

Delek Group, Ltd. (Israel)	6	1,076

Developers Diversified Realty Corp. R	229	2,837

21

COMMON STOCKS (15.8%)* cont.	Shares	Value

Financials cont.
Digital Realty Trust, Inc. R	57	$3,406

Douglas Emmett, Inc. R	172	3,103

Duke Realty Investments, Inc. R	225	2,671

DuPont Fabros Technology, Inc. R	119	2,755

Endurance Specialty Holdings, Ltd. (Bermuda)	62	2,242

Entertainment Properties Trust R	65	2,738

Equity Lifestyle Properties, Inc. R	51	3,515

Equity Residential Trust R	303	18,538

Essex Property Trust, Inc. R	26	3,732

Extra Space Storage, Inc. R	191	4,107

Federal Realty Investment Trust R	65	5,886

Fifth Third Bancorp	209	2,220

General Growth Properties R	354	4,829

Goldman Sachs Group, Inc. (The)	27	3,138

Hang Lung Group, Ltd. (Hong Kong)	1,000	5,867

Hartford Financial Services Group, Inc. (The)	192	3,675

HCP, Inc. R	357	13,309

Health Care REIT, Inc. R	80	4,077

Hersha Hospitality Trust R	471	1,747

Highwoods Properties, Inc. R	96	3,145

Home Properties of NY, Inc. R	55	3,678

Hospitality Properties Trust R	186	4,367

Hudson City Bancorp, Inc.	302	1,875

Huntington Bancshares, Inc.	340	1,710

Intesa Sanpaolo SpA (Italy)	3,357	5,471

JPMorgan Chase & Co.	275	10,329

Kimco Realty Corp. R	381	6,744

Kinnevik Investment AB Class B (Sweden)	378	8,074

Lexington Realty Trust R	380	2,804

Liberty Property Trust R	164	5,566

Lloyds Banking Group PLC (United Kingdom) †	8,622	4,702

Macerich Co. (The) R	126	6,179

Mack-Cali Realty Corp. R	103	3,208

Man Group PLC (United Kingdom)	2,675	9,698

Medical Properties Trust, Inc. R	312	3,335

Mid-America Apartment Communities, Inc. R	66	4,718

Morgan Stanley	202	3,535

Nasdaq OMX Group, Inc. (The) †	122	2,890

National Australia Bank, Ltd. (Australia)	458	11,685

National Health Investors, Inc. R	65	2,971

National Retail Properties, Inc. R	115	3,135

Piedmont Office Realty Trust, Inc. Class A R	149	2,816

PNC Financial Services Group, Inc.	126	6,318

Post Properties, Inc. R	84	3,511

Prologis, Inc. R	338	9,204

Public Storage R	111	13,734

22

COMMON STOCKS (15.8%)* cont.	Shares	Value

Financials cont.
Rayonier, Inc. R	157	$6,585

Realty Income Corp. R	86	2,982

Regency Centers Corp. R	67	2,764

RenaissanceRe Holdings, Ltd.	25	1,639

Senior Housing Properties Trust R	140	3,331

Simon Property Group, Inc. R	283	33,253

SL Green Realty Corp. R	96	6,935

Sovran Self Storage, Inc. R	81	3,292

State Street Corp.	41	1,456

Sumitomo Mitsui Financial Group, Inc. (Japan)	400	11,890

Travelers Cos., Inc. (The)	31	1,564

U.S. Bancorp	176	4,085

UDR, Inc. R	134	3,579

Vornado Realty Trust R	143	12,285

Weingarten Realty Investors R	125	3,046

Wells Fargo & Co.	185	4,829

Westpac Banking Corp. (Australia)	137	3,032

Weyerhaeuser Co. R	109	1,965

Wheelock and Co., Ltd. (Hong Kong)	1,000	3,519

		484,185
Health care (1.7%)
Abbott Laboratories	46	2,415

Aetna, Inc.	153	6,125

Allergan, Inc.	98	8,017

AmerisourceBergen Corp.	121	4,789

AstraZeneca PLC (United Kingdom)	257	12,180

Cardinal Health, Inc.	130	5,525

Eli Lilly & Co.	153	5,739

Forest Laboratories, Inc. †	196	6,711

Fresenius SE (Germany)	102	10,552

Gilead Sciences, Inc. †	210	8,376

Health Net, Inc. †	74	1,827

Humana, Inc.	71	5,512

Johnson & Johnson	140	9,212

Laboratory Corp. of America Holdings †	44	3,675

Medco Health Solutions, Inc. †	118	6,389

Merck & Co., Inc.	129	4,272

Novartis AG (Switzerland)	96	5,616

Orion Oyj Class B (Finland)	159	3,578

Perrigo Co.	80	7,579

Pfizer, Inc.	374	7,099

Sanofi (France)	67	4,880

Takeda Pharmaceutical Co., Ltd. (Japan)	200	9,688

UnitedHealth Group, Inc.	206	9,789

Ventas, Inc. R	223	11,926

Waters Corp. †	82	6,549

		168,020

23

COMMON STOCKS (15.8%)* cont.	Shares	Value

Technology (1.6%)
Accenture PLC Class A	193	$10,343

Amdocs, Ltd. (United Kingdom) †	89	2,445

Analog Devices, Inc.	86	2,840

Apple, Inc. †	73	28,093

Applied Materials, Inc.	631	7,143

CA, Inc.	134	2,813

Cisco Systems, Inc.	283	4,437

Dell, Inc. †	369	5,485

Fujitsu, Ltd. (Japan)	1,000	5,089

Google, Inc. Class A †	11	5,951

Harris Corp.	143	5,770

Hewlett-Packard Co.	211	5,492

IBM Corp.	72	12,378

Intel Corp.	249	5,012

L-3 Communications Holdings, Inc.	80	5,426

Microsoft Corp.	728	19,365

Nokia OYJ (Finland)	714	4,605

Novellus Systems, Inc. †	70	1,958

ON Semiconductor Corp. †	267	1,941

Oracle Corp.	143	4,014

QLogic Corp. †	282	3,940

SanDisk Corp. †	125	4,581

Seagate Technology	184	2,131

Teradata Corp. †	99	5,184

Teradyne, Inc. †	320	3,872

Western Digital Corp. †	81	2,389

		162,697
Transportation (0.1%)
ComfortDelgro Corp., Ltd. (Singapore)	3,000	3,426

Firstgroup PLC (United Kingdom)	268	1,597

United Continental Holdings, Inc. †	206	3,830

Yangzijiang Shipbuilding Holdings, Ltd. (China)	3,000	2,878

		11,731
Utilities and power (0.6%)
AES Corp. (The) †	311	3,377

Alliant Energy Corp.	46	1,866

Ameren Corp.	44	1,331

American Electric Power Co., Inc.	51	1,970

CMS Energy Corp.	87	1,714

DPL, Inc.	97	2,902

Enel SpA (Italy)	1,009	4,932

Energias de Portugal (EDP) SA (Portugal)	2,889	9,495

Entergy Corp.	39	2,543

Exelon Corp.	168	7,244

NRG Energy, Inc. †	94	2,203

Public Power Corp. SA (Greece)	244	2,103

Red Electrica Corp. SA (Spain)	172	8,474

24

COMMON STOCKS (15.8%)* cont.	Shares	Value

Utilities and power cont.
TECO Energy, Inc.	276	$5,051

Westar Energy, Inc.	63	1,679

		56,884

Total common stocks (cost $1,673,426)		$1,581,431

U.S. TREASURY OBLIGATIONS (11.0%)*	Principal amount	Value

U.S. Treasury Bonds
7 7/8s, February 15, 2021	$82,000	$123,026
5 1/4s, February 15, 2029	80,000	103,333
5 1/4s, November 15, 2028	66,000	85,234

U.S. Treasury Notes
3 5/8s, February 15, 2021	69,000	77,911
2 3/4s, December 31, 2017	283,000	307,011
2s, January 31, 2016	286,000	301,440
1 1/2s, June 30, 2016	100,000	102,852

Total U.S. treasury obligations (cost $1,063,672)		$1,100,807

CONVERTIBLE BONDS AND NOTES (2.3%)*	Principal amount	Value

Basic materials (0.1%)
Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	$3,000	$3,308

U.S. Steel Corp. cv. sr. unsec. notes 4s, 2014	2,000	2,400

USEC, Inc. cv. sr. unsec. notes 3s, 2014	4,000	2,410

		8,118
Capital goods (0.1%)
General Cable Corp. cv. unsec. sub. notes stepped-coupon
4 1/2s (2 1/4s, 11/15/19) 2029 ††	7,000	7,403

Meritor, Inc. cv. company guaranty sr. unsec.
notes stepped-coupon 4 5/8s (0s, 3/1/16) 2026 ††	4,000	3,395

		10,798
Communication services (0.4%)
Clearwire Communications, LLC/Clearwire Finance, Inc.
144A cv. company guaranty sr. unsec. notes 8 1/4s, 2040	9,000	6,204

Cogent Communication Group, Inc. cv. sr. unsec. notes 1s, 2027	5,000	4,150

Equinix, Inc. cv. sr. unsec. sub. notes 4 3/4s, 2016	6,000	8,025

Leap Wireless International, Inc. cv. sr. unsec. notes 4 1/2s, 2014	8,000	7,070

Level 3 Communications, Inc. cv. sr. unsec. unsub. notes 6 1/2s, 2016	5,000	8,281

Virgin Media, Inc. cv. sr. unsec. notes 6 1/2s, 2016 (United Kingdom)	7,000	10,981

		44,711
Consumer cyclicals (0.5%)
CBIZ, Inc. 144A cv. sr. sub. notes 4 7/8s, 2015	4,000	4,570

Charming Shoppes, Inc. cv. sr. unsec. notes 1 1/8s, 2014	8,000	7,130

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	4,000	5,740

Icahn Enterprises LP/Icahn Enterprises
Finance Corp. cv. sr. unsec. notes FRN 4s, 2013	6,000	5,700

Lennar Corp. 144A cv. sr. notes 2 3/4s, 2020	2,000	1,925

Liberty Media, LLC cv. sr. unsec. unsub. notes 3 1/2s, 2031	11,000	6,257

Live Nation Entertainment, Inc. cv. sr. unsec.
notes 2 7/8s, 2027	10,000	9,125

25

CONVERTIBLE BONDS AND NOTES (2.3%)* cont.	Principal amount	Value

Consumer cyclicals cont.
MGM Resorts International Co. cv. company
guaranty sr. unsec. notes 4 1/4s, 2015	$2,000	$1,923

XM Satellite Radio, Inc. 144A cv. company
guaranty sr. unsec. sub. notes 7s, 2014	3,000	3,911

		46,281
Consumer staples (0.1%)
Rite Aid Corp. cv. sr. unsec. unsub. notes 8 1/2s, 2015	3,000	3,105

Spartan Stores, Inc. cv. sr. unsec. notes 3 3/8s, 2027	6,000	5,700

		8,805
Energy (0.2%)
Endeavour International Corp. 144A cv. company
guaranty sr. unsec. notes 5 1/2s, 2016	3,000	2,663

Global Industries, Ltd. cv. sr. unsec. notes 2 3/4s, 2027	4,000	2,445

Helix Energy Solutions Group, Inc. cv. sr. unsec.
unsub. notes 3 1/4s, 2025	8,000	7,940

James River Coal Co. 144A cv. sr. unsec. notes 3 1/8s, 2018	3,000	2,235

Peabody Energy Corp. cv. jr. unsec. sub. debs. 4 3/4s, 2041	4,000	4,685

		19,968
Financials (0.3%)
Ares Capital Corp. 144A cv. sr. unsec. notes 5 3/4s, 2016	4,000	3,956

CapitalSource, Inc. cv. company guaranty sr. unsec.
sub. notes 7 1/4s, 2037	2,000	2,053

Digital Realty Trust LP 144A cv. sr. unsec. notes 5 1/2s, 2029 R	3,000	4,433

iStar Financial, Inc. cv. sr. unsec. unsub. notes FRN 0.746s, 2012 R	5,000	4,440

KKR Financial Holdings, LLC cv. sr. unsec. notes 7 1/2s, 2017	4,000	5,300

MF Global Holdings Ltd. cv. sr. unsec. notes 9s, 2038	6,000	6,473

Morgans Hotel Group Co. cv. sr. sub. notes 2 3/8s, 2014	6,000	5,063

Tower Group, Inc. 144A cv. sr. unsec. notes 5s, 2014	4,000	4,290

		36,008
Health care (0.3%)
Brookdale Senior Living, Inc. cv. sr. unsec.
unsub. notes 2 3/4s, 2018	3,000	2,486

China Medical Technologies, Inc. cv. sr. unsec.
bonds Ser. CMT, 4s, 2013 (China)	7,000	4,778

China Medical Technologies, Inc. 144A cv. sr. unsec.
notes 6 1/4s, 2016 (China)	3,000	1,991

Hologic, Inc. cv. sr. unsec. notes stepped-coupon 2s
(0s, 12/15/16) 2037 ††	4,000	4,255

Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2s
(0s, 12/15/13) 2037 ††	4,000	3,790

LifePoint Hospitals, Inc. cv. sr. unsec. sub. notes 3 1/4s, 2025	3,000	3,071

Providence Service Corp. (The) cv. sr. unsec.
sub. notes 6 1/2s, 2014	2,000	1,975

Teleflex, Inc. cv. sr. unsec. sub. notes 3 7/8s, 2017	4,000	4,465

		26,811
Technology (0.2%)
Advanced Micro Devices, Inc. cv. sr. unsec. notes 6s, 2015	8,000	8,050

EnerSys cv. sr. unsec. notes stepped-coupon 3 3/8s (0s,
6/1/15) 2038 ††	2,000	1,930

Powerwave Technologies, Inc. cv. sr. unsec.
sub. notes 3 7/8s, 2027	7,000	5,819

26

CONVERTIBLE BONDS AND NOTES (2.3%)* cont.	Principal amount	Value

Technology cont.
Quantum Corp. 144A cv. sr. unsec. sub. notes 3 1/2s, 2015	$3,000	$2,713

TeleCommunication Systems, Inc. 144A cv. sr. unsec.
notes 4 1/2s, 2014	5,000	4,600

		23,112
Transportation (0.1%)
AMR Corp. cv. company guaranty sr. unsub. notes 6 1/4s, 2014	4,000	2,995

Genco Shipping & Trading, Ltd. cv. sr. unsec. notes 5s, 2015	4,000	2,740

		5,735

Total convertible bonds and notes (cost $249,824)		$230,347

CONVERTIBLE PREFERRED STOCKS (2.3%)*	Shares	Value

Basic materials (0.1%)
Vale Capital II $3.375 cv. pfd. (Cayman Islands)	125	$9,695

		9,695
Communication services (0.2%)
Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	180	7,200

Crown Castle International Corp. $3.125 cum. cv. pfd.	172	10,406

		17,606
Consumer cyclicals (0.5%)
Callaway Golf Co. Ser. B, 7.50% cv. pfd.	34	3,307

FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. R	518	11,671

General Motors Co. Ser. B, $2.375 cv. pfd.	395	15,751

Interpublic Group of Cos, Inc. (The) Ser. B, 5.25% cv. pfd.	6	6,083

Nielsen Holdings NV $3.125 cv. pfd.	125	7,289

Stanley Black & Decker, Inc. $4.75 cv. pfd.	65	7,187

		51,288
Consumer staples (0.2%)
Bunge, Ltd. $4.875 cv. pfd.	70	6,650

Dole Food Automatic Exchange 144A 7.00% cv. pfd.	267	2,886

Newell Financial Trust I $2.625 cum. cv. pfd.	107	4,628

		14,164
Energy (0.1%)
Apache Corp. Ser. D, $3.00 cv. pfd.	116	6,772

Chesapeake Energy Corp. 144A 5.75% cv. pfd.	5	6,600

		13,372
Financials (0.8%)
Alexandria Real Estate Equities, Inc. Ser. D, $1.75 cv. pfd.	229	5,723

AMG Capital Trust II $2.575 cv. pfd.	183	7,240

Assured Guaranty, Ltd. $4.25 cv. pfd. (Bermuda)	34	1,914

Bank of America Corp. Ser. L, 7.25% cv. pfd.	11	9,790

Citigroup, Inc. $7.50 cv. pfd.	111	10,509

Entertainment Properties Trust Ser. C, $1.438 cum. cv. pfd.	300	5,834

Hartford Financial Services Group, Inc. (The) $1.182 cv. pfd.	180	3,831

Health Care REIT, Inc. Ser. I, $3.25 cv. pfd.	140	6,945

Huntington Bancshares Ser. A, 8.50% cv. pfd.	6	6,600

MetLife, Inc. $3.75 cv. pfd.	110	7,200

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	9	9,314

		74,900
Technology (0.1%)
Lucent Technologies Capital Trust I 7.75% cv. pfd.	8	7,400

Unisys Corp. Ser. A, 6.25% cv. pfd.	89	5,284

		12,684

27

CONVERTIBLE PREFERRED STOCKS (2.3%)* cont.	Shares	Value

Transportation (—%)
Swift Mandatory Common Exchange Security Trust 144A
6.00% cv. pfd.	378	$3,514

		3,514
Utilities and power (0.3%)
AES Trust III $3.375 cv. pfd.	178	8,533

El Paso Energy Capital Trust I $2.375 cv. pfd.	177	7,865

Great Plains Energy, Inc. $6.00 cv. pfd.	132	8,035

PPL Corp. $4.375 cv. pfd.	140	7,741

		32,174

Total convertible preferred stocks (cost $250,469)		$229,397

MORTGAGE-BACKED SECURITIES (1.3%)*	Principal amount	Value

Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A3, 5.801s, 2049	$21,000	$21,997
Ser. 07-5, Class A3, 5.62s, 2051	20,000	21,038
Ser. 07-1, Class A3, 5.449s, 2049	21,000	21,607

Greenwich Capital Commercial Funding Corp. Ser. 05-GG5,
Class A2, 5.117s, 2037	20,954	21,051

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 07-LDPX, Class A2, 5.434s, 2049	20,622	21,336

Morgan Stanley Capital I Ser. 07-HQ13, Class A2, 5.649s, 2044	25,000	25,413

Total mortgage-backed securities (cost $133,404)		$132,442

CORPORATE BONDS AND NOTES (1.2%)*	Principal amount	Value

Allegheny Technologies, Inc. sr. unsec.
unsub. notes 9 3/8s, 2019	$5,000	$6,493

American Tower Corp. sr. unsec. notes 7s, 2017	5,000	5,819

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037	5,000	5,839

Deutsche Bank Capital Funding Trust VII 144A jr. unsec.
sub. bonds FRB 5.628s, Perpetual maturity	5,000	3,800

Developers Diversified Realty Corp. sr. unsec.
unsub. notes 7 7/8s, 2020 R	5,000	5,563

France Telecom notes 8 1/2s, 2031 (France)	5,000	6,654

France Telecom sr. unsec. unsub. notes 5 3/8s, 2019 (France)	5,000	5,576

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	15,000	16,866

International Paper Co. sr. unsec. notes 9 3/8s, 2019	5,000	6,414

JPMorgan Chase Capital XX company guaranty jr. unsec.
sub. notes Ser. T, 6.55s, 2036	10,000	9,959

Kinder Morgan Energy Partners LP sr. unsec. notes 6.85s, 2020	5,000	5,906

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	5,000	6,492

Kraft Foods, Inc. sr. unsec. notes 6 1/2s, 2017	5,000	6,043

Petrobras International Finance Co. company
guaranty sr. unsec. notes 3 7/8s, 2016 (Brazil)	5,000	5,128

Statoil ASA company guaranty sr. unsec. notes 5.1s,
2040 (Norway)	5,000	5,437

Texas-New Mexico Power Co. 144A 1st mtge. sec. 9 1/2s, 2019	5,000	6,697

28

CORPORATE BONDS AND NOTES (1.2%)* cont.	Principal amount	Value

Walt Disney Co. sr. unsec. notes 2 3/4s, 2021	$5,000	$4,917

Willis Group Holdings Ltd. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2021 (United Kingdom)	5,000	5,178

Total corporate bonds and notes (cost $120,044)		$118,781

SHORT-TERM INVESTMENTS (21.9%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.05% [e]	2,131,981	$2,131,981

U.S. Treasury Bills with effective yields ranging from
0.072% to 0.074%, June 28, 2012 #	$50,000	49,969

U.S. Treasury Bills with an effective yield of 0.070%,
February 9, 2012 #	5,000	4,998

Total short-term investments (cost $2,186,952)		$2,186,948

TOTAL INVESTMENTS

Total investments (cost $10,244,498)		$10,019,012

Key to holding’s abbreviations
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 13, 2011 (commencement of operations) through August 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $9,995,540.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

e See Note 7 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $4,209,014 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

29

FORWARD CURRENCY CONTRACTS at 8/31/11 (aggregate face value $134,883)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Euro	Sell	9/21/11	$21,278	$21,050	$(228)

	Swiss Franc	Sell	9/21/11	373	431	58

Barclays Bank PLC

	Japanese Yen	Buy	9/21/11	5,130	5,097	33

Citibank, N.A.

	British Pound	Buy	9/21/11	1,624	1,647	(23)

	Danish Krone	Buy	9/21/11	4,342	4,265	77

	Euro	Sell	9/21/11	5,176	5,111	(65)

	Hong Kong Dollar	Sell	9/21/11	3,558	3,555	(3)

	Singapore Dollar	Buy	9/21/11	1,578	1,581	(3)

	Swedish Krona	Buy	9/21/11	5,551	5,487	64

Credit Suisse AG

	Australian Dollar	Sell	9/21/11	1,600	1,512	(88)

	British Pound	Buy	9/21/11	9,906	9,927	(21)

Deutsche Bank AG

	Swedish Krona	Sell	9/21/11	1,072	1,068	(4)

Goldman Sachs International

	British Pound	Buy	9/21/11	974	977	(3)

HSBC Bank USA, National Association

	British Pound	Buy	9/21/11	974	977	(3)

	Swiss Franc	Buy	9/21/11	11,435	11,772	(337)

JPMorgan Chase Bank, N.A.

	British Pound	Buy	9/21/11	1,624	1,627	(3)

	Euro	Buy	9/21/11	2,588	2,559	29

	Hong Kong Dollar	Buy	9/21/11	1,298	1,296	2

	Singapore Dollar	Sell	9/21/11	5,232	5,228	(4)

Royal Bank of Scotland PLC (The)

	British Pound	Buy	9/21/11	3,085	3,088	(3)

	Euro	Buy	9/21/11	2,013	2,012	1

	Swiss Franc	Sell	9/21/11	2,486	2,743	257

UBS AG

	Australian Dollar	Buy	9/21/11	11,303	11,542	(239)

	Euro	Buy	9/21/11	4,026	3,976	50

	Israeli Shekel	Sell	9/21/11	729	756	27

	New Zealand Dollar	Sell	9/21/11	16,605	16,905	300

	Norwegian Krone	Buy	9/21/11	3,076	3,046	30

Westpac Banking Corp.

	Euro	Sell	9/21/11	2,444	2,447	3

	Japanese Yen	Buy	9/21/11	3,206	3,201	5

Total						$(91)

30

FUTURES CONTRACTS OUTSTANDING at 8/31/11

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 20 yr (Short)	1	$136,031	Dec-11	$2,225

U.S. Treasury Bond 30 yr (Long)	1	143,156	Dec-11	474

U.S. Treasury Note 2 yr (Long)	3	661,500	Dec-11	322

U.S. Treasury Note 5 yr (Short)	8	980,375	Dec-11	(1,765)

U.S. Treasury Note 10 yr (Long)	3	387,094	Dec-11	(357)

Total				$899

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/11

		Upfront			Fixed payments
		premium		Termi-	received
Swap counterparty /		received	Notional	nation	(paid) by fund	Unrealized
Referenced debt*	Rating***	(paid)**	amount	date	per annum	depreciation

Citibank, N.A.
DJ CDX NA IG Series
16 Index	BBB+	$(889)	$500,000	6/20/16	100 bp	$(3,285)

JPMorgan Chase Bank, N.A.
DJ CDX EM Series 15
Version 1 Index	Ba1	(50,000)	400,000	6/20/16	500 bp	(4,371)

DJ CDX NA HY Series
16 Index	B+	2,500	1,000,000	6/20/16	500 bp	(38,450)

Total						$(46,106)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at August 31, 2011. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

31

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$34,455	$44,601	$—

Capital goods	50,303	43,912	—

Communication services	46,130	34,882	—

Conglomerates	13,526	10,414	—

Consumer cyclicals	107,905	43,488	—

Consumer staples	79,879	53,655	—

Energy	103,620	31,144	—

Financials	389,207	94,978	—

Health care	121,526	46,494	—

Technology	153,003	9,694	—

Transportation	3,830	7,901	—

Utilities and power	31,880	25,004	—

Total common stocks	1,135,264	446,167	—

Convertible bonds and notes	—	230,347	—

Convertible preferred stocks	—	229,397	—

Corporate bonds and notes	—	118,781	—

Investment companies	4,438,859	—	—

Mortgage-backed securities	—	132,442	—

U.S. Treasury Obligations	—	1,100,807	—

Short-term investments	2,131,981	54,967	—

Totals by level	$7,706,104	$2,312,908	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(91)	$—

Futures contracts	899	—	—

Credit default contracts	—	2,283	—

Totals by level	$899	$2,192	$—

The accompanying notes are an integral part of these financial statements.

32

Statement of assets and liabilities 8/31/11

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $3,606,002)	$3,508,543
Affiliated issuers (identified cost $6,638,496) (Notes 7 and 8)	6,510,469

Cash	27,934

Dividends, interest and other receivables	3,387

Receivable for shares of the fund sold	97,263

Receivable for investments sold	4,668

Unrealized appreciation on forward currency contracts (Note 1)	936

Receivable from Manager (Note 2)	74,778

Premium paid on swap contracts (Note 1)	50,889

Unamortized offering costs (Note 1)	104,321

Total assets	10,383,188

LIABILITIES

Payable for variation margin (Note 1)	828

Payable for investments purchased	126,775

Payable for shares of the fund repurchased	219

Payable for investor servicing fees (Note 2)	647

Payable for custodian fees (Note 2)	6,675

Payable for Trustee compensation and expenses (Note 2)	28

Payable for administrative services (Note 2)	22

Payable for distribution fees (Note 2)	4,389

Payable for audit fees	57,250

Payable for offering costs (Note 1)	129,267

Unrealized depreciation on forward currency contracts (Note 1)	1,027

Premium received on swap contracts (Note 1)	2,500

Unrealized depreciation on swap contracts (Note 1)	46,106

Other accrued expenses	11,915

Total liabilities	387,648

Net assets	$9,995,540

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 6)	$10,220,949

Undistributed net investment income (Note 1)	46,265

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(903)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(270,771)

Total — Representing net assets applicable to capital shares outstanding	$9,995,540

(Continued on next page)

33

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($9,431,306 divided by 966,876 shares)	$9.75

Offering price per class A share (100/96.00 of $9.75)*	$10.16

Net asset value and offering price per class B share ($152,516 divided by 15,662 shares)**	$9.74

Net asset value and offering price per class C share ($97,884 divided by 10,051 shares)**	$9.74

Net asset value and redemption price per class M share ($118,747 divided by 12,180 shares)	$9.75

Offering price per class M share (100/96.75 of $9.75)†	$10.08

Net asset value, offering price and redemption price per class R share
($97,489 divided by 10,000 shares)	$9.75

Net asset value, offering price and redemption price per class Y share
($97,598 divided by 10,000 shares)	$9.76

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

34

Statement of operations For the period 6/13/11 (commencement of operations) to 8/31/11

INVESTMENT INCOME

Dividends (net of foreign tax of $363)	$13,299

Interest (including interest income of $227 from investments in affiliated issuers)
(Notes 7 and 8)	9,818

Total investment income	23,117

EXPENSES

Compensation of Manager (Note 2)	6,543

Investor servicing fees (Note 2)	1,652

Custodian fees (Note 2)	6,675

Trustee compensation and expenses (Note 2)	90

Administrative services (Note 2)	33

Distribution fees — Class A (Note 2)	5,183

Distribution fees — Class B (Note 2)	258

Distribution fees — Class C (Note 2)	218

Distribution fees — Class M (Note 2)	131

Distribution fees — Class R (Note 2)	109

Amortization of offering costs (Note 1)	29,283

Reports to shareholders	10,306

Auditing	57,251

Other	1,726

Fees waived and reimbursed by Manager (Note 2)	(103,654)

Total expenses	15,804

Expense reduction (Note 2)	(5)

Net expenses	15,799

Net investment income	7,318

Net realized gain on investments (Notes 1 and 3)	18,491

Net realized gain on swap contracts (Note 1)	903

Net realized loss on futures contracts (Note 1)	(4,027)

Net realized gain on foreign currency transactions (Note 1)	1,448

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(78)

Net unrealized depreciation of investments, futures contracts and swap contracts
during the year	(270,693)

Net loss on investments	(253,956)

Net decrease in net assets resulting from operations	$(246,638)

The accompanying notes are an integral part of these financial statements.

35

Statement of changes in net assets

For the period
6/13/11 (commencement
DECREASE IN NET ASSETS	of operations) to 8/31/11

Operations:
Net investment income	$7,318

Net realized gain on investments
and foreign currency transactions	16,815

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(270,771)

Net decrease in net assets resulting from operations	(246,638)

Increase from capital share transactions (Note 4)	242,178

Total decrease in net assets	(4,460)

NET ASSETS

Beginning of period (Note 6)	10,000,000

End of period (including undistributed net investment
income of $46,265)	$9,995,540

The accompanying notes are an integral part of these financial statements.

36

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37

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:							RATIOS AND SUPPLEMENTAL DATA:

									Ratio
	Net asset	Net	Net realized						of net investment
	value,	investment	and unrealized	Total from		Total return	Net assets,	Ratio of expenses	income (loss)	Portfolio
	beginning	income	gain (loss)	investment	Net asset value,	at net asset	end of period	to average	to average	turnover
Period ended	of period	(loss) [a]	on investments	operations	end of period	value (%) *[b]	(in thousands)	net assets (%) *[c,d,e]	net assets (%) *[d]	(%)*

Class A
August 31, 2011†	$10.00	.01	(.26)	(.25)	$9.75	(2.50)	$9,431.15		.08	11

Class B
August 31, 2011†	$10.00	(.01)	(.25)	(.26)	$9.74	(2.60)	$153.32		(.09)	11

Class C
August 31, 2011†	$10.00	(.01)	(.25)	(.26)	$9.74	(2.60)	$98.32		(.09)	11

Class M
August 31, 2011†	$10.00	— [f]	(.25)	(.25)	$9.75	(2.50)	$119.21		.02	11

Class R
August 31, 2011†	$10.00	— [f]	(.25)	(.25)	$9.75	(2.50)	$97.21		.02	11

Class Y
August 31, 2011†	$10.00	.01	(.25)	(.24)	$9.76	(2.40)	$98.10		.13	11

* Not annualized.

† For the period June 13, 2011 (commencement of operations) to August 31, 2011.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

August 31, 2011	1.04%

e Expense ratios do not include expenses of the underlying investment companies.

f Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

38	39

Notes to financial statements 8/31/11

Note 1: Significant accounting policies

Putnam Retirement Income Fund Lifestyle 2 (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek current income consistent with what Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes to be prudent risk. The fund invests mainly in a combination of bonds and common stocks of U.S. and non-U.S. companies and in the following funds managed by Putnam Management: Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund (the underlying Putnam Funds). The fund may invest in bonds that are investment-grade or below investment-grade in quality and have short- to long-term maturities. The fund may also invest in other fixed income securities, such as mortgage-backed investments, and invest in money market securities or affiliated money market funds for cash management. The financial statements of the underlying Putnam Funds contain additional information about the expenses and investments of the underlying Putnam Funds and are available upon request.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering each class of shares on June 13, 2011. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from June 13, 2011 (commencement of operations) through August 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other investment companies are based on their net asset value (NAV), which are classified as Level 1. The NAV of an investment company equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Futures contracts The fund uses futures contracts to hedge interest rate risk, to gain exposure to interest rates, to hedge prepayment risk, to equitize cash and to manage exposure to market risk. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding number of contracts on futures contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

E) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

F) Credit default contracts The fund entered into credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.

Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. Outstanding credit default contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

G) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,975 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

H) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

I) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of net operating loss, income on swap contracts and short term capital gain adjusted by net operating loss. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $38,947 to increase undistributed net investment income and $21,229 to decrease paid-in-capital, with an increase to accumulated net realized losses of $17,718.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$78,917
Unrealized depreciation	(304,407)

Net unrealized appreciation	(225,490)
Cost for federal income tax purposes	$10,244,502

L) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

M) Offering costs The offering costs of $133,604 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee, computed and paid monthly, (based on the fund’s average net assets, excluding assets that are invested in other Putnam funds, except Putnam Money Market Liquidity Fund or any other Putnam funds that do not charge a management fee) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion,
0.445%	of any excess thereafter.

Putnam Management has agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through June 6, 2012, to the extent that expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, such as borrowing costs, payments under distribution plans, and extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.45% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $793 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets, that do not represent the fund’s investments in other Putnam funds, other than Putnam Money Market Liquidity Fund over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $102,861 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $5 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $4, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $21 and no monies from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $8,889,794 and $848,133, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $1,778,969 and $731,574, respectively.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	For the period 6/13/11
	(commencement of operations) to 8/31/11

Class A	Shares	Amount

Shares sold	16,876	$163,603

Shares issued in connection with reinvestment of distributions	—	—

	16,876	163,603

Shares repurchased	—	—

Net increase	16,876	$163,603

	For the period 6/13/11
	(commencement of operations) to 8/31/11

Class B	Shares	Amount

Shares sold	5,713	$56,783

Shares issued in connection with reinvestment of distributions	—	—

	5,713	56,783

Shares repurchased	(51)	(497)

Net increase	5,662	$56,286

	For the period 6/13/11
	(commencement of operations) to 8/31/11

Class C	Shares	Amount

Shares sold	51	$514

Shares issued in connection with reinvestment of distributions	—	—

	51	514

Shares repurchased	—	—

Net increase	51	$514

	For the period 6/13/11
	(commencement of operations) to 8/31/11

Class M	Shares	Amount

Shares sold	2,180	$21,775

Shares issued in connection with reinvestment of distributions	—	—

	2,180	21,775

Shares repurchased	—	—

Net increase	2,180	$21,775

During the reporting period there was no share activity for class R and class Y shares.

At the close of the reporting period, Putnam Investments, LLC owned the following shares:

	Shares owned	Percentage of ownership	Value as of 8/31/11
Class A	950,000	98.3%	$9,262,500

Class B	10,000	63.8	97,400

Class C	10,000	99.5	97,400

Class M	10,000	82.1	97,500

Class R	10,000	100.0	97,489

Class Y	10,000	100.0	97,598

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$45,629	Payables	$43,346

Foreign exchange
contracts	Receivables	936	Payables	1,027

Investments, Receivables,
	Net assets —		Payables, Net assets —
	Unrealized appreciation/		Unrealized appreciation/
Interest rate contracts	(depreciation)	3,021*	(depreciation)	2,122*

Total		$49,586		$46,495

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as		Forward
hedging instruments under		currency
ASC 815	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$903	$903

Foreign exchange contracts	—	203	—	$203

Interest rate contracts	(4,027)	—	—	$(4,027)

Total	$(4,027)	$203	$903	$(2,921)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as		Forward
hedging instruments under		currency
ASC 815	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$(46,106)	$(46,106)

Foreign exchange contracts	—	(91)	—	$(91)

Interest rate contracts	899	—	—	$899

Total	$899	$(91)	$(46,106)	$(45,298)

Note 6: Initial capitalization and offering of shares

The fund was established as a series of the Trust on June 6, 2011. From June 6, 2011 to June 13, 2011, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued

Class A	$9,500,000	950,000

Class B	100,000	10,000

Class C	100,000	10,000

Class M	100,000	10,000

Class R	100,000	10,000

Class Y	100,000	10,000

Note 7: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $219 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $4,957,842 and $2,825,861, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 8: Transactions with affiliated issuers

Transactions during the reporting period with companies in which the fund owned at least 5% of the voting securities or a company which is under common ownership or control were as follows:

	Market value				Market value
	at beginning				at end of
	of reporting	Purchase	Sale	Investment	reporting
Affiliates	period	cost	proceeds	income	period

Putnam Absolute Return 100 Class Y	$—	$512,129	$25	$—	$503,894

Putnam Absolute Return 300 Class Y	—	1,229,109	60	—	1,184,448

Putnam Absolute Return 500 Class Y	—	2,048,515	99	—	1,985,344

Putnam Absolute Return 700 Class Y	—	307,277	15	—	295,114

Putnam Money Market Fund Class A	—	409,711	20	8	409,688

Market values are shown for those securities affiliated at the close of the reporting period.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company, a
Born 1955	a strategic consultant to domestic energy firms and direct	domestic exploration
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	and production
	College and member of the Investment Committee for the	company; UniSource
	college’s endowment. Former Chair and current board	Energy Corporation,
	member of Girls Incorporated of Metro Denver. Member of	an Arizona utility; CVR
	the Finance Committee, The Children’s Hospital of Denver.	Energy, a petroleum
refiner and fertilizer
manufacturer; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chair of Mutual Fund Directors Forum. Chair Emeritus
Trustee since 1994,	of the Board of Trustees of Mount Holyoke College.
Vice Chair from 2005	Director of the Adirondack Land Trust and Trustee of the
to 2011, and Chair	Nature Conservancy’s Adirondack Chapter.
since 2011

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman from 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
to 2011	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2011, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Multi-Cap Growth Fund	Putnam Convertible Income-Growth Trust
Prior to September 1, 2010, the fund was known as	Equity Income Fund
Putnam New Opportunities Fund	George Putnam Balanced Fund
Small Cap Growth Fund	Prior to September 30, 2010, the fund was known as
Voyager Fund	The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Blend	International Value Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset Allocation
AMT-Free Municipal Fund	Putnam Asset Allocation Funds — portfolios
Tax Exempt Income Fund	with allocations to stocks, bonds, and
Tax Exempt Money Market Fund*	money market instruments that are adjusted
Tax-Free High Yield Fund	dynamically within specified ranges as
State tax-free income funds:	market conditions change.
Arizona, California, Massachusetts, Michigan,	Asset Allocation: Balanced Portfolio
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Conservative Portfolio
and Pennsylvania	Asset Allocation: Growth Portfolio

Absolute Return	Putnam RetirementReady Funds — portfolios
Absolute Return 100 Fund	with automatically adjusting allocations to
Absolute Return 300 Fund	stocks, bonds, and money market instruments,
Absolute Return 500 Fund	becoming more conservative over time.
Absolute Return 700 Fund
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
market investments to generate
retirement income.

Retirement Income Fund Lifestyle 1
Prior to June 16, 2011, the fund was known as Putnam
RetirementReady Maturity Fund
Retirement Income Fund Lifestyle 2
Retirement Income Fund Lifestyle 3
Prior to June 16, 2011, the fund was known as Putnam
Income Strategies Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Beth S. Mazor
Putnam Investment	Jameson A. Baxter, Chair	Vice President
Management, LLC	Ravi Akhoury
One Post Office Square	Barbara M. Baumann	Robert R. Leveille
Boston, MA 02109	Charles B. Curtis	Vice President and
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	John A. Hill
Putnam Investments Limited	Paul L. Joskow	Mark C. Trenchard
57–59 St James’s Street	Kenneth R. Leibler	Vice President and
London, England SW1A 1LD	Robert E. Patterson	BSA Compliance Officer
George Putnam, III
Investment Sub-Advisor	Robert L. Reynolds	Robert T. Burns
The Putnam Advisory	W. Thomas Stephens	Vice President and
Company, LLC		Chief Legal Officer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	James P. Pappas
	President	Vice President
Marketing Services
Putnam Retail Management	Jonathan S. Horwitz	Judith Cohen
One Post Office Square	Executive Vice President,	Vice President, Clerk and
Boston, MA 02109	Principal Executive	Assistant Treasurer
Officer, Treasurer and
Custodian	Compliance Liaison	Michael Higgins
State Street Bank		Vice President, Senior Associate
and Trust Company	Steven D. Krichmar	Treasurer and Assistant Clerk
Vice President and
Legal Counsel	Principal Financial Officer	Nancy E. Florek
Ropes & Gray LLP		Vice President, Assistant Clerk,
	Janet C. Smith	Assistant Treasurer and
Independent Registered	Vice President, Assistant	Proxy Manager
Public Accounting Firm	Treasurer and Principal
PricewaterhouseCoopers LLP	Accounting Officer	Susan G. Malloy
Vice President and
Assistant Treasurer

This report is for the information of shareholders of Putnam Retirement Income Fund Lifestyle 2. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN098
269872 10/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2011 *	$53,050	$--	$4,200	$ —

*	For the period June 13, 2011 (commencement of operations) to August 31, 2011.

For the fiscal year ended August 31, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amount of $136,582 to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2011	$ —	$112,505	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 27, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 27, 2011